UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09877

CALVERT RESPONSIBLE INDEX SERIES, INC.

(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2020

Date of Reporting Period

Item 1.	Reports to Stockholders

Calvert
US Large-Cap Core Responsible Index Fund
Annual Report
September 30, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.
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Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Annual Report September 30, 2020
Calvert
US Large-Cap Core Responsible Index Fund

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period that began October 1, 2019, included some of the best and worst U.S. equity performances in over a decade.
The period began with stocks rallying in the closing months of 2019, supported by better-than-expected U.S. employment reports, cautious optimism about a détente in U.S.-China trade relations, and interest rate reductions by the U.S. Federal Reserve (the Fed). In July 2019, the Fed cut rates for the first time in over a decade, followed by two additional rate cuts in September and October.
In January 2020, however, news of the novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and brought about a global economic slowdown. Equity markets along with credit markets declined in value amid unprecedented volatility.
In response, the Fed announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would maintain rates around zero for the foreseeable future and use all the tools at its disposal to support the U.S. economy.
These moves helped calm the markets and initiated a new equity rally that began in April and lasted through most of the summer. As consumers started to emerge from coronavirus lockdowns and factories gradually resumed production, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis.
In September 2020, however, the equity rally stalled, as stock prices on Wall Street began to reflect the reality on Main Street. In the final weeks of the period, coronavirus cases were on the rise in more than 30 states. Of the 22 million U.S. jobs lost in the early months of the pandemic, only 11 million jobs had returned, and 26.5 million Americans were collecting unemployment benefits. Reflecting concerns about the economic outlook for fall and winter, most U.S. stock indexes reported negative returns for the final month of the period.
For the period as a whole, largely positive equity returns belied the dramatic volatility during the period. The S&P 500® Index, a broad measure of U.S. stocks, returned 15.15%; the blue-chip Dow Jones Industrial Average® returned 5.70%; and the technology-laden Nasdaq Composite Index returned 40.96%. Large-cap U.S. stocks, as measured by the S&P 500® Index and Russell 1000® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks significantly outpaced value stocks, which were in negative territory in both large- and small-cap categories, as measured by the Russell growth and value indexes.
Fund Performance
For the 12-month period ended September 30, 2020, Calvert US Large-Cap Core Responsible Index Fund (the Fund) returned 21.18% for Class A shares at net asset value (NAV). The Fund outperformed its primary benchmark, the Russell 1000® Index (the Russell Index), which returned 16.01%; and underperformed its secondary benchmark, the Calvert US Large-Cap Core Responsible Index (the Calvert Index), which returned 21.87% during the period.
The Fund’s underperformance versus the Calvert Index was due to Fund expenses and fees, which the Calvert Index does not incur.
Seven of the Fund’s 11 market sectors delivered positive returns during the period. The strongest-performing sectors were information technology, consumer discretionary, and health care. The weakest-performing sectors were energy, financials, and real estate.
The Fund’s outperformance versus the Russell Index was due largely to the Fund’s underweight exposure, relative to the Russell Index, to the energy and real estate sectors; and stock selections in the industrials sector.
The Fund’s underweight exposure to the energy sector helped performance relative to the Russell Index due to a global oversupply of oil and natural gas — a condition that drove down energy prices before the global pandemic — and a dramatic drop in demand during the pandemic. Both factors led the sector to underperform the Russell Index during the period.
The Fund’s underweight exposure to the real estate sector contributed to relative performance versus the Russell Index as well. As a result of the pandemic, brick-and-mortar businesses experienced reduced sales or closed, more employees worked remotely, landlords saw tenants leave or fall behind in their lease payments, and real estate stocks generally declined during the period.
Within the industrials sector, not owning Russell Index component and aerospace firm Boeing Co. (Boeing) contributed to Fund results versus the Russell Index. Before the pandemic, Boeing’s stock price declined after fatal crashes forced the grounding of the 737 Max, the company’s best-selling airliner. Boeing’s stock declined further during the pandemic when some customers canceled or delayed jetliner orders after air travel ground to a near-halt worldwide.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Performance

Portfolio Manager Thomas C. Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/30/2000	06/30/2000	21.18%	14.54%	13.93%
Class A with 4.75% Maximum Sales Charge	—	—	15.41	13.44	13.38
Class C at NAV	06/30/2000	06/30/2000	20.30	13.68	13.00
Class C with 1% Maximum Sales Charge	—	—	19.30	13.68	13.00
Class I at NAV	06/30/2000	06/30/2000	21.45	14.90	14.41
Class R6 at NAV	10/03/2017	06/30/2000	21.55	14.92	14.42

Russell 1000® Index	—	—	16.01%	14.08%	13.74%
Calvert US Large-Cap Core Responsible Index	—	—	21.87	15.23	14.74

% Total Annual Operating Expense Ratios[3]	Class A	Class C	Class I	Class R6
Gross	0.62%	1.38%	0.37%	0.32%
Net	0.49	1.24	0.24	0.19
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2010	$33,968	N.A.
Class I	$100,000	09/30/2010	$384,689	N.A.
Class R6	$1,000,000	09/30/2010	$3,849,269	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Fund Profile

Sector Allocation (% of net assets)*

* Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)*
Apple, Inc.	6.6%
Microsoft Corp.	5.2
Amazon.com, Inc.	4.5
Alphabet, Inc., Class A	2.9
Visa, Inc., Class A	1.2
Procter & Gamble Co. (The)	1.2
NVIDIA Corp.	1.2
Tesla, Inc.	1.2
MasterCard, Inc., Class A	1.1
JPMorgan Chase & Co.	1.1
Total	26.2%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
4

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 1000® Index is an unmanaged index of U.S. large-cap stocks. Calvert US Large-Cap Core Responsible Index (the “Calvert Index”) is composed of common stocks of large companies that operate their businesses in a manner consistent with the Calvert Principles for Responsible Investment. Large companies are the 1,000 largest publicly traded U.S. companies based on market capitalization, excluding real estate investment trusts and business development companies. The Calvert Principles for Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance. Stocks are weighted in the Calvert Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.

5

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 to September 30, 2020).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/20)	Ending Account Value (9/30/20)	Expenses Paid During Period* (4/1/20 – 9/30/20)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,356.00	$2.89 **	0.49%
Class C	$1,000.00	$1,351.10	$7.29 **	1.24%
Class I	$1,000.00	$1,357.60	$1.41 **	0.24%
Class R6	$1,000.00	$1,358.40	$1.12 **	0.19%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.55	$2.48 **	0.49%
Class C	$1,000.00	$1,018.80	$6.26 **	1.24%
Class I	$1,000.00	$1,023.80	$1.21 **	0.24%
Class R6	$1,000.00	$1,024.05	$0.96 **	0.19%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2020.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Schedule of Investments

Common Stocks — 99.7%

Security	Shares	Value
Aerospace & Defense — 0.2%
Axon Enterprise, Inc.(1)	11,209	$ 1,016,656
Curtiss-Wright Corp.	6,547	610,573
HEICO Corp.	6,668	697,873
Hexcel Corp.	12,890	432,460
Mercury Systems, Inc.(1)	6,654	515,419
Teledyne Technologies, Inc.(1)	5,720	1,774,401
		$ 5,047,382
Air Freight & Logistics — 0.8%
C.H. Robinson Worldwide, Inc.	14,675	$ 1,499,638
Expeditors International of Washington, Inc.	19,232	1,740,881
FedEx Corp.	28,056	7,056,645
United Parcel Service, Inc., Class B	82,052	13,672,325
		$ 23,969,489
Airlines — 0.2%
Alaska Air Group, Inc.	13,638	$ 499,560
American Airlines Group, Inc.(2)	65,993	811,054
Delta Air Lines, Inc.	74,990	2,293,194
JetBlue Airways Corp.(1)	34,796	394,239
Southwest Airlines Co.	68,883	2,583,112
		$ 6,581,159
Auto Components — 0.2%
Aptiv PLC	30,267	$ 2,774,879
Autoliv, Inc.	10,909	795,048
BorgWarner, Inc.	23,875	924,917
Gentex Corp.	28,406	731,455
Lear Corp.	6,901	752,554
		$ 5,978,853
Automobiles — 1.3%
Ford Motor Co.	452,566	$ 3,014,090
Harley-Davidson, Inc.	17,804	436,910
Tesla, Inc.(1)	80,534	34,549,891
Thor Industries, Inc.	6,696	637,861
		$ 38,638,752
Banks — 3.6%
Bank of America Corp.	911,734	$ 21,963,672
Bank OZK	12,949	276,073
BOK Financial Corp.	2,833	145,928
Citigroup, Inc.	267,512	11,532,442
Citizens Financial Group, Inc.	51,382	1,298,937
Security	Shares	Value
Banks (continued)
Comerica, Inc.	15,563	$ 595,285
Commerce Bancshares, Inc.	12,353	695,350
Community Bank System, Inc.	6,817	371,254
Cullen/Frost Bankers, Inc.	6,637	424,436
East West Bancorp, Inc.	19,690	644,651
Fifth Third Bancorp	86,935	1,853,454
First Citizens Bancshares, Inc., Class A	592	188,718
First Financial Bankshares, Inc.	16,059	448,207
First Horizon National Corp.	80,133	755,654
First Republic Bank	20,850	2,273,901
Glacier Bancorp, Inc.	10,837	347,326
Huntington Bancshares, Inc.	126,353	1,158,657
JPMorgan Chase & Co.	334,070	32,160,919
KeyCorp	118,596	1,414,850
M&T Bank Corp.	15,369	1,415,331
People's United Financial, Inc.	46,049	474,765
Pinnacle Financial Partners, Inc.	9,033	321,484
PNC Financial Services Group, Inc. (The)	54,979	6,042,742
Popular, Inc.	8,844	320,772
Prosperity Bancshares, Inc.	12,231	633,933
Regions Financial Corp.	122,502	1,412,448
Signature Bank	6,217	515,949
SVB Financial Group(1)	6,192	1,489,919
Synovus Financial Corp.	16,695	353,433
TCF Financial Corp.	17,994	420,340
Truist Financial Corp.	172,469	6,562,445
U.S. Bancorp	194,675	6,979,099
United Bankshares, Inc.	13,383	287,333
Valley National Bancorp	46,832	320,799
Western Alliance Bancorp	10,724	339,093
Zions Bancorp NA	19,371	566,021
		$ 107,005,620
Beverages — 1.6%
Coca-Cola Co. (The)	461,252	$ 22,772,011
Keurig Dr Pepper, Inc.	69,648	1,922,285
PepsiCo, Inc.	164,568	22,809,125
		$ 47,503,421
Biotechnology — 3.7%
AbbVie, Inc.	216,394	$ 18,953,950
ACADIA Pharmaceuticals, Inc.(1)	16,716	689,535
Acceleron Pharma, Inc.(1)	8,662	974,735
Agios Pharmaceuticals, Inc.(1)	7,866	275,310
Alexion Pharmaceuticals, Inc.(1)	29,222	3,343,873
Allakos, Inc.(1)(2)	3,214	261,780

7
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Biotechnology (continued)
Allogene Therapeutics, Inc.(1)	6,714	$ 253,185
Alnylam Pharmaceuticals, Inc.(1)	14,929	2,173,662
Amgen, Inc.	73,987	18,804,536
Amicus Therapeutics, Inc.(1)	29,607	418,051
Arena Pharmaceuticals, Inc.(1)	6,445	482,022
Arrowhead Pharmaceuticals, Inc.(1)	11,948	514,481
Biogen, Inc.(1)	21,150	5,999,832
Biohaven Pharmaceutical Holding Co., Ltd.(1)	5,459	354,890
BioMarin Pharmaceutical, Inc.(1)	24,584	1,870,351
Bluebird Bio, Inc.(1)	10,675	575,916
Blueprint Medicines Corp.(1)	6,519	604,311
Bridgebio Pharma, Inc.(1)(2)	9,400	352,688
ChemoCentryx, Inc.(1)	5,658	310,058
Deciphera Pharmaceuticals, Inc.(1)	3,143	161,236
Denali Therapeutics, Inc.(1)	9,287	332,753
Emergent BioSolutions, Inc.(1)	5,720	591,048
Exact Sciences Corp.(1)	19,851	2,023,809
Exelixis, Inc.(1)	39,788	972,817
FibroGen, Inc.(1)	12,639	519,716
Gilead Sciences, Inc.	170,990	10,804,858
Global Blood Therapeutics, Inc.(1)	7,030	387,634
Halozyme Therapeutics, Inc.(1)	16,349	429,652
Immunomedics, Inc.(1)	28,692	2,439,681
Incyte Corp.(1)	25,217	2,262,974
Ionis Pharmaceuticals, Inc.(1)	19,122	907,339
Iovance Biotherapeutics, Inc.(1)	21,286	700,735
Mirati Therapeutics, Inc.(1)	4,701	780,601
Moderna, Inc.(1)	44,653	3,159,200
Momenta Pharmaceuticals, Inc.(1)	15,015	787,987
Natera, Inc.(1)	9,134	659,840
Neurocrine Biosciences, Inc.(1)	11,723	1,127,284
PTC Therapeutics, Inc.(1)	7,817	365,445
Regeneron Pharmaceuticals, Inc.(1)	13,610	7,618,606
Sarepta Therapeutics, Inc.(1)	10,726	1,506,252
Seattle Genetics, Inc.	17,286	3,382,697
Ultragenyx Pharmaceutical, Inc.(1)	6,228	511,879
United Therapeutics Corp.(1)	5,771	582,871
Vertex Pharmaceuticals, Inc.(1)	34,672	9,434,945
Vir Biotechnology, Inc.(1)(2)	5,071	174,087
		$ 109,839,112
Building Products — 0.7%
AAON, Inc.	6,418	$ 386,685
Advanced Drainage Systems, Inc.	8,462	528,367
Allegion PLC	14,742	1,458,131
Armstrong World Industries, Inc.	4,063	279,575
Carrier Global Corp.	92,118	2,813,284
Security	Shares	Value
Building Products (continued)
Fortune Brands Home & Security, Inc.	13,324	$ 1,152,792
Johnson Controls International PLC	119,502	4,881,657
Masco Corp.	25,263	1,392,749
Owens Corning	31,552	2,171,093
Trane Technologies PLC	38,423	4,658,789
Trex Co., Inc.(1)	11,030	789,748
UFP Industries, Inc.	5,762	325,611
		$ 20,838,481
Capital Markets — 3.5%
Affiliated Managers Group, Inc.	5,309	$ 363,029
Ameriprise Financial, Inc.	15,042	2,318,123
Ares Management Corp., Class A	14,107	570,205
Bank of New York Mellon Corp. (The)	115,734	3,974,306
BlackRock, Inc.	18,194	10,253,229
Blackstone Group, Inc. (The), Class A	85,160	4,445,352
Cboe Global Markets, Inc.	12,928	1,134,303
Charles Schwab Corp. (The)	150,849	5,465,259
CME Group, Inc.	44,773	7,490,971
Cohen & Steers, Inc.	2,842	158,413
E*Trade Financial Corp.	28,162	1,409,508
FactSet Research Systems, Inc.	4,360	1,460,077
Franklin Resources, Inc.	33,300	677,655
Goldman Sachs Group, Inc. (The)	42,174	8,475,709
Hamilton Lane, Inc., Class A	2,912	188,086
Houlihan Lokey, Inc.	5,313	313,733
Interactive Brokers Group, Inc., Class A	8,582	414,768
Intercontinental Exchange, Inc.	66,919	6,695,246
Invesco, Ltd.	40,979	467,570
KKR & Co., Inc.	68,356	2,347,345
Lazard, Ltd., Class A	13,096	432,823
LPL Financial Holdings, Inc.	10,767	825,506
MarketAxess Holdings, Inc.	4,607	2,218,685
Moody's Corp.	18,953	5,493,527
Morgan Stanley	157,287	7,604,826
Morningstar, Inc.	2,333	374,703
MSCI, Inc.	9,881	3,525,343
Nasdaq, Inc.	14,211	1,743,832
Northern Trust Corp.	25,243	1,968,197
Owl Rock Capital Corp.	44,615	538,057
Raymond James Financial, Inc.	16,236	1,181,331
S&P Global, Inc.	27,585	9,947,151
SEI Investments Co.	14,768	749,033
State Street Corp.	46,341	2,749,412
Stifel Financial Corp.	6,656	336,527
T. Rowe Price Group, Inc.	30,108	3,860,448
TD Ameritrade Holding Corp.	34,443	1,348,443

8
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Capital Markets (continued)
Virtu Financial, Inc., Class A	16,534	$ 380,447
		$ 103,901,178
Chemicals — 1.6%
Air Products & Chemicals, Inc.	35,443	$ 10,557,052
Ashland Global Holdings, Inc.	9,807	695,512
Axalta Coating Systems, Ltd.(1)	34,588	766,816
Celanese Corp.	18,703	2,009,637
Eastman Chemical Co.	21,664	1,692,392
Ecolab, Inc.	40,056	8,004,791
FMC Corp.	20,411	2,161,729
International Flavors & Fragrances, Inc.	16,911	2,070,752
LyondellBasell Industries NV, Class A	41,166	2,901,791
Mosaic Co. (The)	56,316	1,028,893
PPG Industries, Inc.	37,973	4,635,744
Quaker Chemical Corp.(2)	2,087	375,055
Sherwin-Williams Co. (The)	13,125	9,144,713
WR Grace & Co.	8,648	348,428
		$ 46,393,305
Commercial Services & Supplies — 0.7%
ADT, Inc.	16,799	$ 137,248
Cintas Corp.	8,791	2,925,909
Copart, Inc.(1)	20,566	2,162,721
IAA, Inc.(1)	15,744	819,790
MSA Safety, Inc.	5,497	737,532
Republic Services, Inc.	43,915	4,099,465
Tetra Tech, Inc.	11,312	1,080,296
UniFirst Corp.	1,093	206,981
Waste Management, Inc.	80,901	9,155,566
		$ 21,325,508
Communications Equipment — 0.9%
Arista Networks, Inc.(1)	5,548	$ 1,148,048
Ciena Corp.(1)	16,442	652,583
Cisco Systems, Inc.	475,248	18,720,019
F5 Networks, Inc.(1)	6,025	739,689
Juniper Networks, Inc.	34,949	751,403
Lumentum Holdings, Inc.(1)	9,562	718,393
Motorola Solutions, Inc.	18,295	2,868,839
		$ 25,598,974
Construction & Engineering — 0.1%
AECOM (1)	33,272	$ 1,392,101
EMCOR Group, Inc.	10,155	687,595
MasTec, Inc.(1)	10,852	457,954
Security	Shares	Value
Construction & Engineering (continued)
Quanta Services, Inc.	30,376	$ 1,605,675
		$ 4,143,325
Construction Materials — 0.3%
Martin Marietta Materials, Inc.	17,986	$ 4,233,185
Vulcan Materials Co.	38,115	5,166,107
		$ 9,399,292
Consumer Finance — 0.7%
Ally Financial, Inc.	49,711	$ 1,246,255
American Express Co.	83,077	8,328,469
Capital One Financial Corp.	59,109	4,247,573
Credit Acceptance Corp.(1)(2)	1,437	486,626
Discover Financial Services	37,894	2,189,515
FirstCash, Inc.	4,396	251,495
LendingTree, Inc.(1)	742	227,712
OneMain Holdings, Inc.	8,601	268,781
Santander Consumer USA Holdings, Inc.	14,537	264,428
SLM Corp.	48,615	393,295
Synchrony Financial	78,050	2,042,569
		$ 19,946,718
Containers & Packaging — 0.5%
AptarGroup, Inc.	10,511	$ 1,189,845
Avery Dennison Corp.	13,331	1,704,235
Ball Corp.	52,292	4,346,511
Berry Global Group, Inc.(1)	22,530	1,088,650
Crown Holdings, Inc.(1)	20,932	1,608,834
Packaging Corp. of America	14,782	1,611,977
Silgan Holdings, Inc.	11,724	431,091
Sonoco Products Co.	17,050	870,743
WestRock Co.	42,077	1,461,755
		$ 14,313,641
Distributors — 0.1%
Genuine Parts Co.	14,308	$ 1,361,692
LKQ Corp.(1)	28,044	777,660
Pool Corp.	3,768	1,260,547
		$ 3,399,899
Diversified Consumer Services — 0.2%
Bright Horizons Family Solutions, Inc.(1)	8,169	$ 1,242,015
Chegg, Inc.(1)(2)	12,370	883,713
frontdoor, Inc.(1)	7,418	288,634
Grand Canyon Education, Inc.(1)	4,376	349,817
H&R Block, Inc.	16,968	276,409

9
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Diversified Consumer Services (continued)
Service Corp. International	18,074	$ 762,361
ServiceMaster Global Holdings, Inc.	15,248	608,090
Strategic Education, Inc.	2,310	211,296
		$ 4,622,335
Diversified Financial Services — 0.1%
Cannae Holdings, Inc.(1)	8,871	$ 330,533
Equitable Holdings, Inc.	50,991	930,076
Jefferies Financial Group, Inc.	31,163	560,934
Voya Financial, Inc.	19,845	951,171
		$ 2,772,714
Diversified Telecommunication Services — 1.8%
AT&T, Inc.	797,100	$ 22,725,321
CenturyLink, Inc.	130,919	1,320,973
Cogent Communications Holdings, Inc.	4,435	266,322
GCI Liberty, Inc., Class A(1)	9,494	778,128
Iridium Communications, Inc.(1)	16,712	427,493
Verizon Communications, Inc.	462,932	27,539,824
		$ 53,058,061
Electric Utilities — 1.2%
Alliant Energy Corp.	52,327	$ 2,702,690
Avangrid, Inc.	12,302	620,759
Eversource Energy	71,429	5,967,893
Hawaiian Electric Industries, Inc.	22,356	743,113
NextEra Energy, Inc.	63,138	17,524,583
Portland General Electric Co.	18,704	663,992
Xcel Energy, Inc.	110,923	7,654,796
		$ 35,877,826
Electrical Equipment — 0.9%
Acuity Brands, Inc.	6,339	$ 648,797
AMETEK, Inc.	36,823	3,660,206
Eaton Corp. PLC	64,312	6,561,753
Emerson Electric Co.	95,651	6,271,836
Generac Holdings, Inc.(1)	10,022	1,940,660
Hubbell, Inc.	8,534	1,167,793
nVent Electric PLC	26,394	466,910
Regal Beloit Corp.	6,137	576,080
Rockwell Automation, Inc.	18,527	4,088,538
Sensata Technologies Holding PLC(1)	24,614	1,061,848
Vertiv Holdings Co.(1)	26,740	463,137
		$ 26,907,558
Security	Shares	Value
Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	47,372	$ 5,128,966
Arrow Electronics, Inc.(1)	6,901	542,833
Avnet, Inc.	7,362	190,234
Coherent, Inc.(1)	3,615	401,012
Corning, Inc.	86,804	2,813,317
Dolby Laboratories, Inc., Class A	6,538	433,339
II-VI, Inc.(1)	18,839	764,110
IPG Photonics Corp.(1)	3,804	646,566
Jabil, Inc.	15,935	545,933
Keysight Technologies, Inc.(1)	29,462	2,910,256
Littelfuse, Inc.	4,405	781,183
National Instruments Corp.	12,111	432,363
Novanta, Inc.(1)	4,758	501,208
SYNNEX Corp.	3,656	512,059
Trimble, Inc.(1)	39,636	1,930,273
Zebra Technologies Corp., Class A(1)	5,969	1,506,934
		$ 20,040,586
Energy Equipment & Services — 0.1%
Baker Hughes Co.	176,459	$ 2,345,140
		$ 2,345,140
Entertainment — 2.3%
Activision Blizzard, Inc.	85,101	$ 6,888,926
Electronic Arts, Inc.(1)	32,869	4,286,446
Liberty Formula One Group, Series C(1)	21,616	784,012
Live Nation Entertainment, Inc.(1)	16,583	893,492
Madison Square Garden Sports Corp., Class A(1)	1,503	226,172
Netflix, Inc.(1)	48,414	24,208,452
Roku, Inc.(1)	10,353	1,954,646
Take-Two Interactive Software, Inc.(1)	13,148	2,172,313
Walt Disney Co. (The)	206,986	25,682,823
World Wrestling Entertainment, Inc., Class A(2)	4,389	177,623
Zynga, Inc., Class A(1)	124,302	1,133,634
		$ 68,408,539
Food & Staples Retailing — 1.7%
BJ's Wholesale Club Holdings, Inc.(1)	16,609	$ 690,104
Casey's General Stores, Inc.	5,086	903,528
Costco Wholesale Corp.	45,808	16,261,840
Grocery Outlet Holding Corp.(1)	9,769	384,117
Kroger Co. (The)	118,515	4,018,844
Performance Food Group Co.(1)	20,960	725,635
Sprouts Farmers Market, Inc.(1)	16,818	352,001
Sysco Corp.	79,078	4,920,233
US Foods Holding Corp.(1)	29,592	657,534

10
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Food & Staples Retailing (continued)
Walmart, Inc.	145,344	$ 20,335,079
		$ 49,248,915
Food Products — 1.6%
BellRing Brands, Inc., Class A(1)	5,154	$ 106,894
Beyond Meat, Inc.(1)(2)	8,509	1,413,005
Bunge, Ltd.	19,435	888,179
Campbell Soup Co.	28,309	1,369,306
Conagra Brands, Inc.	77,340	2,761,811
Darling Ingredients, Inc.(1)	27,322	984,412
Flowers Foods, Inc.	25,976	631,996
Freshpet, Inc.(1)	4,924	549,765
General Mills, Inc.	93,822	5,786,941
Hain Celestial Group, Inc. (The)(1)	11,948	409,816
Hershey Co. (The)	23,816	3,413,785
Hormel Foods Corp.(2)	41,521	2,029,962
Ingredion, Inc.	9,167	693,759
JM Smucker Co. (The)	17,016	1,965,688
Kellogg Co.	39,865	2,574,880
Kraft Heinz Co. (The)	102,033	3,055,888
Lamb Weston Holdings, Inc.	23,552	1,560,791
Lancaster Colony Corp.	2,161	386,387
McCormick & Co., Inc.	20,400	3,959,640
Mondelez International, Inc., Class A	215,326	12,370,479
Post Holdings, Inc.(1)	8,789	755,854
TreeHouse Foods, Inc.(1)	9,824	398,167
		$ 48,067,405
Gas Utilities — 0.1%
New Jersey Resources Corp.	23,287	$ 629,215
ONE Gas, Inc.	10,327	712,666
Southwest Gas Holdings, Inc.	13,014	821,184
Spire, Inc.	10,941	582,061
UGI Corp.	43,242	1,426,121
		$ 4,171,247
Health Care Equipment & Supplies — 4.3%
Abbott Laboratories	209,583	$ 22,808,918
ABIOMED, Inc.(1)	5,678	1,573,147
Align Technology, Inc.(1)	9,909	3,243,810
Baxter International, Inc.	68,965	5,546,165
Becton, Dickinson and Co.	39,171	9,114,308
Boston Scientific Corp.(1)	189,142	7,227,116
Cooper Cos., Inc. (The)	7,010	2,363,211
Danaher Corp.	82,108	17,680,316
DENTSPLY SIRONA, Inc.	28,492	1,245,955
Security	Shares	Value
Health Care Equipment & Supplies (continued)
DexCom, Inc.(1)	12,896	$ 5,316,118
Edwards Lifesciences Corp.(1)	82,293	6,568,627
Envista Holdings Corp.	20,385	503,102
Globus Medical, Inc., Class A(1)	11,694	579,087
Haemonetics Corp.(1)	6,660	581,085
Hill-Rom Holdings, Inc.	8,666	723,698
Hologic, Inc.(1)	34,064	2,264,234
ICU Medical, Inc.(1)	2,496	456,169
IDEXX Laboratories, Inc.(1)	11,387	4,476,344
Insulet Corp.(1)	8,467	2,003,208
Integra LifeSciences Holdings Corp.(1)	9,182	433,574
Intuitive Surgical, Inc.(1)	15,432	10,949,621
iRhythm Technologies, Inc.(1)	3,446	820,527
Masimo Corp.(1)	6,809	1,607,333
Neogen Corp.(1)	6,900	539,925
Nevro Corp.(1)	4,188	583,388
Novocure, Ltd.(1)	11,634	1,294,981
NuVasive, Inc.(1)	5,646	274,226
Penumbra, Inc.(1)(2)	4,764	926,026
Quidel Corp.(1)	4,768	1,046,004
ResMed, Inc.	19,492	3,341,514
STERIS PLC	10,910	1,922,233
Tandem Diabetes Care, Inc.(1)	8,579	973,716
Teleflex, Inc.	6,513	2,217,155
Varian Medical Systems, Inc.(1)	12,235	2,104,420
West Pharmaceutical Services, Inc.	9,918	2,726,458
		$ 126,035,719
Health Care Providers & Services — 1.7%
Amedisys, Inc.(1)	3,963	$ 936,972
Anthem, Inc.	33,481	8,992,662
Centene Corp.(1)	75,902	4,427,364
Chemed Corp.	2,008	964,543
CVS Health Corp.	178,336	10,414,822
DaVita, Inc.(1)	10,009	857,271
Encompass Health Corp.	12,962	842,271
Guardant Health, Inc.(1)	11,425	1,277,086
HCA Healthcare, Inc.	35,720	4,453,570
HealthEquity, Inc.(1)	7,056	362,467
Henry Schein, Inc.(1)	17,653	1,037,643
Humana, Inc.	17,832	7,380,486
Laboratory Corp. of America Holdings(1)	13,573	2,555,389
LHC Group, Inc.(1)	4,578	973,100
Molina Healthcare, Inc.(1)	7,980	1,460,659
Premier, Inc., Class A	19,402	636,968

11
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Health Care Providers & Services (continued)
Quest Diagnostics, Inc.	18,791	$ 2,151,381
		$ 49,724,654
Health Care Technology — 0.4%
Cerner Corp.	36,706	$ 2,653,477
HMS Holdings Corp.(1)	9,502	227,573
Inovalon Holdings, Inc., Class A(1)	9,911	262,146
Livongo Health, Inc.(1)	8,108	1,135,525
Omnicell, Inc.(1)	3,491	260,638
Teladoc Health, Inc.(1)(2)	10,375	2,274,615
Veeva Systems, Inc., Class A(1)	14,931	4,198,448
		$ 11,012,422
Hotels, Restaurants & Leisure — 1.4%
Aramark	39,001	$ 1,031,577
Chipotle Mexican Grill, Inc.(1)	4,231	5,262,137
Choice Hotels International, Inc.	3,028	260,287
Darden Restaurants, Inc.	18,726	1,886,457
Domino's Pizza, Inc.	6,188	2,631,633
Dunkin' Brands Group, Inc.	11,363	930,743
Hilton Worldwide Holdings, Inc.	30,698	2,619,153
Hyatt Hotels Corp., Class A	3,935	210,011
Marriott International, Inc., Class A	32,413	3,000,796
Marriott Vacations Worldwide Corp.	4,891	444,152
Planet Fitness, Inc., Class A(1)	7,853	483,902
Royal Caribbean Cruises, Ltd.(2)	21,628	1,399,980
Starbucks Corp.	166,034	14,265,641
Texas Roadhouse, Inc.	9,287	564,557
Vail Resorts, Inc.	4,753	1,016,999
Wendy's Co. (The)	24,153	538,491
Wingstop, Inc.	4,247	580,353
Wyndham Destinations, Inc.	9,867	303,509
Wyndham Hotels & Resorts, Inc.	11,818	596,809
Yum! Brands, Inc.	45,641	4,167,023
		$ 42,194,210
Household Durables — 0.3%
Helen of Troy, Ltd.(1)	2,654	$ 513,602
KB Home	18,521	711,021
Leggett & Platt, Inc.	15,713	646,904
Mohawk Industries, Inc.(1)	4,997	487,657
Newell Brands, Inc.	43,520	746,803
NVR, Inc.(1)	734	2,997,010
Tempur Sealy International, Inc.(1)	4,461	397,877
TopBuild Corp.(1)	6,941	1,184,760
Security	Shares	Value
Household Durables (continued)
Whirlpool Corp.	5,757	$ 1,058,655
		$ 8,744,289
Household Products — 1.8%
Church & Dwight Co., Inc.	24,675	$ 2,312,294
Clorox Co. (The)	13,397	2,815,648
Colgate-Palmolive Co.	87,527	6,752,708
Energizer Holdings, Inc.	4,550	178,087
Kimberly-Clark Corp.	35,167	5,192,759
Procter & Gamble Co. (The)	256,683	35,676,370
		$ 52,927,866
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	135,687	$ 2,457,292
Clearway Energy, Inc., Class C	22,211	598,808
Ormat Technologies, Inc.	9,336	551,851
		$ 3,607,951
Industrial Conglomerates — 0.7%
3M Co.	83,226	$ 13,331,141
Carlisle Cos., Inc.	15,074	1,844,605
Roper Technologies, Inc.	16,531	6,531,563
		$ 21,707,309
Insurance — 1.9%
Aflac, Inc.	86,323	$ 3,137,841
Alleghany Corp.	1,855	965,435
Allstate Corp. (The)	40,816	3,842,418
American Financial Group, Inc.	8,829	591,366
American International Group, Inc.	107,448	2,958,043
Arch Capital Group, Ltd.(1)	50,663	1,481,893
Assurant, Inc.	6,877	834,249
Axis Capital Holdings, Ltd.	9,563	421,155
Brighthouse Financial, Inc.(1)	11,523	310,084
Brown & Brown, Inc.	29,378	1,329,942
eHealth, Inc.(1)	2,655	209,745
Enstar Group, Ltd.(1)	2,089	337,374
Erie Indemnity Co., Class A	3,679	773,620
Everest Re Group, Ltd.	4,636	915,795
First American Financial Corp.	13,081	665,954
Globe Life, Inc.	13,850	1,106,615
Hanover Insurance Group, Inc. (The)	4,418	411,669
Hartford Financial Services Group, Inc. (The)	45,586	1,680,300
Kemper Corp.	8,396	561,105
Kinsale Capital Group, Inc.	2,495	474,499
Lincoln National Corp.	22,048	690,764

12
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Insurance (continued)
Marsh & McLennan Cos., Inc.	57,600	$ 6,606,720
MetLife, Inc.	98,713	3,669,162
Primerica, Inc.	5,736	648,971
Principal Financial Group, Inc.	35,277	1,420,605
Progressive Corp. (The)	75,581	7,155,253
Prudential Financial, Inc.	51,152	3,249,175
Reinsurance Group of America, Inc.	8,040	765,328
RenaissanceRe Holdings, Ltd.	7,066	1,199,383
RLI Corp.	4,743	397,131
Selective Insurance Group, Inc.	6,278	323,254
Travelers Cos., Inc. (The)	33,203	3,592,233
Unum Group	20,603	346,748
White Mountains Insurance Group, Ltd.	372	289,788
Willis Towers Watson PLC	14,441	3,015,570
		$ 56,379,187
Interactive Media & Services — 3.1%
Alphabet, Inc., Class A(1)	59,212	$ 86,781,107
ANGI Homeservices, Inc., Class A(1)(2)	7,243	80,361
CarGurus, Inc.(1)	6,939	150,091
IAC/InterActiveCorp. (1)	9,610	1,151,086
Match Group, Inc.(1)	24,609	2,722,986
		$ 90,885,631
Internet & Direct Marketing Retail — 5.1%
Amazon.com, Inc.(1)	42,090	$ 132,530,046
Booking Holdings, Inc.(1)	4,501	7,699,771
Chewy, Inc., Class A(1)(2)	5,974	327,554
eBay, Inc.	68,009	3,543,269
Etsy, Inc.(1)	12,356	1,502,860
Expedia Group, Inc.	16,102	1,476,392
GrubHub, Inc.(1)	12,836	928,428
Qurate Retail, Inc., Series A(1)	38,923	279,467
Stamps.com, Inc.(1)	1,726	415,880
Wayfair, Inc., Class A(1)(2)	6,988	2,033,578
		$ 150,737,245
IT Services — 6.4%
Accenture PLC, Class A	71,159	$ 16,081,222
Akamai Technologies, Inc.(1)	17,573	1,942,520
Amdocs, Ltd.	13,993	803,338
Automatic Data Processing, Inc.	47,900	6,681,571
Black Knight, Inc.(1)	17,780	1,547,749
Booz Allen Hamilton Holding Corp., Class A	16,080	1,334,318
Broadridge Financial Solutions, Inc.	13,474	1,778,568
Cognizant Technology Solutions Corp., Class A	61,723	4,284,811
Security	Shares	Value
IT Services (continued)
DXC Technology Co.	25,378	$ 452,997
EPAM Systems, Inc.(1)	6,333	2,047,332
Fastly, Inc., Class A(1)	10,547	988,043
Fidelity National Information Services, Inc.	70,108	10,320,599
Fiserv, Inc.(1)	63,403	6,533,679
Gartner, Inc.(1)	9,545	1,192,648
Genpact, Ltd.	18,763	730,819
GoDaddy, Inc., Class A(1)	17,119	1,300,531
International Business Machines Corp.	101,011	12,290,008
Jack Henry & Associates, Inc.	8,405	1,366,569
LiveRamp Holdings, Inc.(1)	5,401	279,610
ManTech International Corp. / VA, Class A	2,833	195,137
MasterCard, Inc., Class A	97,510	32,974,957
MAXIMUS, Inc.	5,957	407,518
MongoDB, Inc.(1)	5,819	1,347,157
Okta, Inc.(1)	13,145	2,811,058
Paychex, Inc.	36,973	2,949,336
PayPal Holdings, Inc.(1)	128,174	25,254,123
Perspecta, Inc.	11,812	229,743
Science Applications International Corp.	5,196	407,470
Square, Inc., Class A(1)	41,425	6,733,634
Switch, Inc., Class A	16,333	254,958
Twilio, Inc., Class A(1)	15,473	3,823,224
VeriSign, Inc.(1)	10,894	2,231,636
Visa, Inc., Class A	182,225	36,439,533
WEX, Inc.(1)	4,249	590,484
		$ 188,606,900
Leisure Products — 0.2%
Brunswick Corp.	13,999	$ 824,681
Hasbro, Inc.	11,800	976,096
Mattel, Inc.(1)	27,805	325,318
Peloton Interactive, Inc., Class A(1)	24,794	2,460,557
YETI Holdings, Inc.(1)	7,600	344,432
		$ 4,931,084
Life Sciences Tools & Services — 1.8%
10X Genomics, Inc., Class A(1)	7,534	$ 939,339
Adaptive Biotechnologies Corp.(1)	8,561	416,322
Agilent Technologies, Inc.	41,816	4,220,907
Avantor, Inc.(1)	64,349	1,447,209
Bio-Rad Laboratories, Inc., Class A(1)	2,709	1,396,381
Bio-Techne Corp.	5,320	1,317,924
Bruker Corp.	11,873	471,952
Charles River Laboratories International, Inc.(1)	6,204	1,404,896
Illumina, Inc.(1)	19,773	6,111,439

13
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Life Sciences Tools & Services (continued)
IQVIA Holdings, Inc.(1)	25,686	$ 4,048,884
Medpace Holdings, Inc.(1)	3,386	378,386
Mettler-Toledo International, Inc.(1)	3,352	3,237,194
NeoGenomics, Inc.(1)	13,463	496,650
PerkinElmer, Inc.	15,391	1,931,724
PRA Health Sciences, Inc.(1)	8,271	839,010
Repligen Corp.(1)	6,267	924,633
Syneos Health, Inc.(1)	9,820	522,031
Thermo Fisher Scientific, Inc.	48,344	21,344,843
Waters Corp.(1)	7,843	1,534,718
		$ 52,984,442
Machinery — 3.0%
AGCO Corp.	11,069	$ 822,095
Allison Transmission Holdings, Inc.	18,306	643,273
Caterpillar, Inc.	83,563	12,463,421
CNH Industrial NV(1)	156,239	1,221,789
Colfax Corp.(1)	13,893	435,684
Crane Co.	9,033	452,824
Cummins, Inc.	23,318	4,923,829
Deere & Co.	50,403	11,170,817
Donaldson Co., Inc.	18,500	858,770
Dover Corp.	22,652	2,454,118
Flowserve Corp.	20,010	546,073
Fortive Corp.	54,657	4,165,410
Gates Industrial Corp. PLC(1)	14,308	159,105
Graco, Inc.	26,354	1,616,818
IDEX Corp.	11,959	2,181,441
Illinois Tool Works, Inc.	50,747	9,804,828
Ingersoll Rand, Inc.(1)	65,141	2,319,020
ITT, Inc.	14,928	881,498
Lincoln Electric Holdings, Inc.	9,624	885,793
Middleby Corp.(1)	9,329	836,905
Nordson Corp.	8,256	1,583,666
Oshkosh Corp.	9,760	717,360
Otis Worldwide Corp.	69,680	4,349,426
PACCAR, Inc.	54,503	4,648,016
Parker-Hannifin Corp.	20,606	4,169,418
Pentair PLC	26,291	1,203,339
Proto Labs, Inc.(1)	3,982	515,669
RBC Bearings, Inc.(1)	4,101	497,082
Rexnord Corp.	18,974	566,184
Snap-on, Inc.	5,065	745,213
Stanley Black & Decker, Inc.	25,208	4,088,738
Timken Co. (The)	10,539	571,425
Toro Co. (The)	17,702	1,486,083
Watts Water Technologies, Inc., Class A	4,503	450,975
Security	Shares	Value
Machinery (continued)
Westinghouse Air Brake Technologies Corp.	28,447	$ 1,760,300
Woodward, Inc.	8,358	669,977
Xylem, Inc.	28,290	2,379,755
		$ 89,246,137
Media — 1.6%
Altice USA, Inc., Class A(1)	60,400	$ 1,570,400
Cable One, Inc.	597	1,125,602
Charter Communications, Inc., Class A(1)	16,134	10,073,102
Comcast Corp., Class A	506,244	23,418,847
Discovery, Inc., Class A(1)(2)	52,308	1,138,745
DISH Network Corp., Class A(1)	28,791	835,803
Interpublic Group of Cos., Inc. (The)	39,028	650,597
Liberty Broadband Corp., Class C(1)	19,932	2,847,685
New York Times Co. (The), Class A	15,762	674,456
Nexstar Media Group, Inc., Class A	5,009	450,459
Omnicom Group, Inc.	23,500	1,163,250
Sirius XM Holdings, Inc.(2)	149,868	803,292
ViacomCBS, Inc., Class B(2)	61,887	1,733,455
		$ 46,485,693
Metals & Mining — 0.2%
Nucor Corp.	84,638	$ 3,796,861
Reliance Steel & Aluminum Co.	17,297	1,764,986
Steel Dynamics, Inc.	54,204	1,551,860
		$ 7,113,707
Multiline Retail — 0.5%
Dollar General Corp.	25,925	$ 5,434,399
Kohl's Corp.	13,802	255,751
Ollie's Bargain Outlet Holdings, Inc.(1)	4,038	352,719
Target Corp.	51,825	8,158,291
		$ 14,201,160
Multi-Utilities — 0.8%
Ameren Corp.	51,543	$ 4,076,020
CenterPoint Energy, Inc.	116,168	2,247,851
CMS Energy Corp.	59,782	3,671,213
Consolidated Edison, Inc.	70,064	5,450,979
Sempra Energy	61,514	7,280,797
		$ 22,726,860
Personal Products — 0.2%
Coty, Inc., Class A(2)	22,406	$ 60,496
Estee Lauder Cos., Inc. (The), Class A	23,230	5,069,948
		$ 5,130,444

14
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Pharmaceuticals — 3.4%
Axsome Therapeutics, Inc.(1)(2)	3,705	$ 263,981
Bristol-Myers Squibb Co.	289,175	17,434,361
Catalent, Inc.(1)	22,083	1,891,630
Elanco Animal Health, Inc.(1)	51,087	1,426,860
Eli Lilly & Co.	105,962	15,684,495
Horizon Therapeutics PLC(1)	29,233	2,270,819
Jazz Pharmaceuticals PLC(1)	7,177	1,023,368
Merck & Co., Inc.	295,071	24,476,140
MyoKardia, Inc.(1)	6,416	874,693
Nektar Therapeutics(1)	22,289	369,775
Perrigo Co. PLC	17,537	805,124
Pfizer, Inc.	651,733	23,918,601
Reata Pharmaceuticals, Inc., Class A(1)(2)	3,423	333,469
Zoetis, Inc.	63,525	10,505,129
		$ 101,278,445
Professional Services — 0.6%
ASGN, Inc.(1)	5,496	$ 349,326
CoreLogic, Inc.	8,647	585,143
CoStar Group, Inc.(1)	4,614	3,915,025
Exponent, Inc.	5,782	416,477
FTI Consulting, Inc.(1)	3,738	396,116
IHS Markit, Ltd.	46,952	3,686,202
ManpowerGroup, Inc.	5,287	387,696
Nielsen Holdings PLC	34,224	485,296
Robert Half International, Inc.	11,371	601,981
TransUnion	21,001	1,766,814
TriNet Group, Inc.(1)	6,210	368,377
Verisk Analytics, Inc.	18,065	3,347,625
		$ 16,306,078
Real Estate Management & Development — 0.2%
CBRE Group, Inc., Class A(1)	69,558	$ 3,267,139
Howard Hughes Corp. (The)(1)	8,389	483,206
Jones Lang LaSalle, Inc.	10,724	1,025,858
Redfin Corp.(1)	18,344	915,916
		$ 5,692,119
Road & Rail — 1.0%
AMERCO	974	$ 346,725
J.B. Hunt Transport Services, Inc.	10,348	1,307,780
Kansas City Southern	10,928	1,976,110
Knight-Swift Transportation Holdings, Inc.	14,062	572,323
Landstar System, Inc.	4,999	627,325
Norfolk Southern Corp.	29,571	6,327,898
Old Dominion Freight Line, Inc.	12,562	2,272,717
Security	Shares	Value
Road & Rail (continued)
Saia, Inc.(1)	3,021	$ 381,069
Schneider National, Inc., Class B	3,803	94,048
Union Pacific Corp.	78,556	15,465,320
Werner Enterprises, Inc.	5,253	220,574
		$ 29,591,889
Semiconductors & Semiconductor Equipment — 5.3%
Advanced Micro Devices, Inc.(1)	126,789	$ 10,395,430
Analog Devices, Inc.	41,437	4,837,355
Applied Materials, Inc.	101,252	6,019,432
Broadcom, Inc.	44,466	16,199,853
Brooks Automation, Inc.	7,583	350,790
Cirrus Logic, Inc.(1)	6,111	412,187
CMC Materials, Inc.	3,217	459,420
Cree, Inc.(1)	13,043	831,361
Enphase Energy, Inc.(1)	12,248	1,011,562
Entegris, Inc.	13,439	999,055
First Solar, Inc.(1)	6,205	410,771
Inphi Corp.(1)	4,992	560,352
Intel Corp.	476,027	24,648,678
KLA Corp.	17,765	3,441,791
Lam Research Corp.	15,845	5,256,579
Lattice Semiconductor Corp.(1)	14,074	407,583
Marvell Technology Group, Ltd.	75,586	3,000,764
Maxim Integrated Products, Inc.	29,835	2,017,144
Microchip Technology, Inc.	28,551	2,933,901
Micron Technology, Inc.(1)	121,896	5,724,236
MKS Instruments, Inc.	9,340	1,020,208
Monolithic Power Systems, Inc.	4,699	1,313,887
NVIDIA Corp.	65,316	35,350,326
ON Semiconductor Corp.(1)	47,344	1,026,891
Power Integrations, Inc.	6,062	335,835
Qorvo, Inc.(1)	13,466	1,737,249
Semtech Corp.(1)	6,769	358,486
Silicon Laboratories, Inc.(1)	4,605	450,599
Skyworks Solutions, Inc.	19,074	2,775,267
SolarEdge Technologies, Inc.(1)	4,572	1,089,736
Teradyne, Inc.	26,100	2,073,906
Texas Instruments, Inc.	103,606	14,793,901
Universal Display Corp.	4,538	820,198
Xilinx, Inc.	27,652	2,882,445
		$ 155,947,178
Software — 11.0%
ACI Worldwide, Inc.(1)	9,740	$ 254,506
Adobe, Inc.(1)	53,150	26,066,354

15
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Software (continued)
Altair Engineering, Inc., Class A(1)	4,845	$ 203,393
Alteryx, Inc., Class A(1)(2)	5,174	587,508
Anaplan, Inc.(1)	15,364	961,479
ANSYS, Inc.(1)	9,847	3,222,234
Appfolio, Inc., Class A(1)	1,712	242,779
Appian Corp.(1)(2)	3,636	235,431
Aspen Technology, Inc.(1)	6,886	871,699
Autodesk, Inc.(1)	24,351	5,625,324
Avalara, Inc.(1)	9,569	1,218,516
Blackbaud, Inc.	4,162	232,364
Blackline, Inc.(1)	6,869	615,668
Box, Inc., Class A(1)	15,650	271,684
Cadence Design Systems, Inc.(1)	30,176	3,217,667
CDK Global, Inc.	12,284	535,460
Ceridian HCM Holding, Inc.(1)	13,175	1,088,914
Citrix Systems, Inc.	15,015	2,067,716
Cloudera, Inc.(1)(2)	25,831	281,300
Coupa Software, Inc.(1)	7,047	1,932,569
CrowdStrike Holdings, Inc., Class A(1)	2,180	299,358
DocuSign, Inc.(1)	20,298	4,368,942
Dropbox, Inc., Class A(1)	37,922	730,378
Dynatrace, Inc.(1)	21,291	873,357
Elastic NV(1)	5,902	636,767
Envestnet, Inc.(1)	5,683	438,500
Everbridge, Inc.(1)	3,590	451,371
Fair Isaac Corp.(1)	3,291	1,399,926
FireEye, Inc.(1)	16,363	202,001
Five9, Inc.(1)	8,046	1,043,405
Fortinet, Inc.(1)	15,780	1,859,042
Guidewire Software, Inc.(1)	9,360	975,967
HubSpot, Inc.(1)	4,709	1,376,111
Intuit, Inc.	28,481	9,290,787
j2 Global, Inc.(1)	4,847	335,509
Manhattan Associates, Inc.(1)	6,744	643,985
Medallia, Inc.(1)(2)	7,506	205,815
Microsoft Corp.	733,347	154,244,874
New Relic, Inc.(1)	5,313	299,441
NortonLifeLock, Inc.	65,636	1,367,854
Nuance Communications, Inc.(1)	29,869	991,352
Nutanix, Inc., Class A(1)	16,036	355,678
Oracle Corp.	214,344	12,796,337
Palo Alto Networks, Inc.(1)	10,310	2,523,372
Paycom Software, Inc.(1)	5,913	1,840,717
Paylocity Holding Corp.(1)	5,269	850,522
Pegasystems, Inc.	3,895	471,451
Pluralsight, Inc., Class A(1)	7,011	120,098
Proofpoint, Inc.(1)	5,718	603,535
Security	Shares	Value
Software (continued)
PTC, Inc.(1)	12,017	$ 994,046
Q2 Holdings, Inc.(1)(2)	4,967	453,288
Qualys, Inc.(1)	3,461	339,213
RealPage, Inc.(1)	9,554	550,693
RingCentral, Inc., Class A(1)	8,918	2,448,972
salesforce.com, Inc.(1)	98,123	24,660,272
ServiceNow, Inc.(1)	21,279	10,320,315
Smartsheet, Inc., Class A(1)	10,481	517,971
SolarWinds Corp.(1)(2)	9,749	198,295
Splunk, Inc.(1)	18,096	3,404,400
SS&C Technologies Holdings, Inc.	23,582	1,427,183
SVMK, Inc.(1)	9,077	200,692
Synopsys, Inc.(1)	17,159	3,671,683
Tenable Holdings, Inc.(1)	6,271	236,730
Trade Desk, Inc. (The), Class A(1)(2)	4,631	2,402,470
Tyler Technologies, Inc.(1)	4,285	1,493,580
Verint Systems, Inc.(1)	7,164	345,162
VMware, Inc., Class A(1)(2)	9,531	1,369,319
Workday, Inc., Class A(1)	20,056	4,314,647
Zendesk, Inc.(1)	13,754	1,415,562
Zoom Video Communications, Inc., Class A(1)	21,002	9,873,250
Zscaler, Inc.(1)	8,368	1,177,294
		$ 323,144,054
Specialty Retail — 2.6%
Advance Auto Parts, Inc.	6,370	$ 977,795
AutoNation, Inc.(1)	4,233	224,053
AutoZone, Inc.(1)	2,356	2,774,520
Best Buy Co., Inc.	24,374	2,712,582
Burlington Stores, Inc.(1)	7,215	1,486,939
CarMax, Inc.(1)	16,761	1,540,504
Dick's Sporting Goods, Inc.	7,829	453,143
Five Below, Inc.(1)	4,724	599,948
Floor & Decor Holdings, Inc., Class A(1)	8,753	654,724
Foot Locker, Inc.	9,575	316,262
Gap, Inc. (The)	16,734	284,980
Home Depot, Inc. (The)	110,530	30,695,286
L Brands, Inc.	20,685	657,990
Lithia Motors, Inc., Class A	2,125	484,372
Lowe's Cos., Inc.	77,466	12,848,511
O'Reilly Automotive, Inc.(1)	7,379	3,402,309
Penske Automotive Group, Inc.	4,680	223,049
RH (1)(2)	1,692	647,393
Ross Stores, Inc.	36,746	3,429,137
Tiffany & Co.	12,459	1,443,375
TJX Cos., Inc. (The)	126,374	7,032,713
Tractor Supply Co.	12,587	1,804,221

16
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Specialty Retail (continued)
Ulta Beauty, Inc.(1)	5,684	$ 1,273,102
Williams-Sonoma, Inc.	7,909	715,290
		$ 76,682,198
Technology Hardware, Storage & Peripherals — 7.0%
Apple, Inc.	1,691,791	$ 195,926,316
Dell Technologies, Inc., Class C(1)	27,732	1,877,179
Hewlett Packard Enterprise Co.	143,591	1,345,448
HP, Inc.	154,375	2,931,581
NetApp, Inc.	23,361	1,024,146
Pure Storage, Inc., Class A(1)(2)	33,965	522,722
Seagate Technology PLC	26,348	1,298,166
Western Digital Corp.	29,902	1,092,918
Xerox Holdings Corp.	19,442	364,926
		$ 206,383,402
Textiles, Apparel & Luxury Goods — 0.8%
Carter's, Inc.	4,605	$ 398,701
Columbia Sportswear Co.	2,163	188,138
Deckers Outdoor Corp.(1)	2,792	614,268
Hanesbrands, Inc.(2)	29,803	469,397
Levi Strauss & Co., Class A(2)	7,415	99,361
lululemon Athletica, Inc.(1)	12,422	4,091,434
NIKE, Inc., Class B	99,657	12,510,940
PVH Corp.	5,664	337,801
Ralph Lauren Corp., Class A	4,242	288,328
Skechers USA, Inc., Class A(1)	10,572	319,486
Tapestry, Inc.	30,789	481,232
Under Armour, Inc., Class A(1)	30,460	342,066
VF Corp.	32,135	2,257,484
		$ 22,398,636
Thrifts & Mortgage Finance — 0.1%
Essent Group, Ltd.	16,779	$ 620,991
MGIC Investment Corp.	43,154	382,344
New York Community Bancorp, Inc.	60,991	504,396
Radian Group, Inc.	25,363	370,553
TFS Financial Corp.	9,601	141,039
		$ 2,019,323
Trading Companies & Distributors — 0.3%
Air Lease Corp.	16,387	$ 482,106
Fastenal Co.	56,568	2,550,651
HD Supply Holdings, Inc.(1)	23,652	975,408
MSC Industrial Direct Co., Inc., Class A	7,733	489,344
SiteOne Landscape Supply, Inc.(1)	4,030	491,458
Security	Shares	Value
Trading Companies & Distributors (continued)
United Rentals, Inc.(1)	11,342	$ 1,979,179
W.W. Grainger, Inc.	4,563	1,627,942
		$ 8,596,088
Water Utilities — 0.3%
American States Water Co.	7,646	$ 573,068
American Water Works Co., Inc.	37,916	5,493,270
Essential Utilities, Inc.	49,786	2,003,886
		$ 8,070,224
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.(1)	59,494	$ 6,803,734
United States Cellular Corp.(1)	3,730	110,147
		$ 6,913,881
Total Common Stocks (identified cost $2,016,222,091)		$ 2,937,750,860

Short-Term Investments — 0.7%
Other — 0.6%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.13%(3)	16,899,578	$ 16,901,268
Total Other (identified cost $16,902,116)		$ 16,901,268
Securities Lending Collateral — 0.1%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09%(4)	4,368,471	$ 4,368,471
Total Securities Lending Collateral (identified cost $4,368,471)		$ 4,368,471
Total Short-Term Investments (identified cost $21,270,587)		$ 21,269,739
Total Investments — 100.4% (identified cost $2,037,492,678)		$ 2,959,020,599
Other Assets, Less Liabilities — (0.4)%		$ (10,771,629)
Net Assets — 100.0%		$ 2,948,248,970

17
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at September 30, 2020. The aggregate market value of securities on loan at September 30, 2020 was $22,007,721.
(3)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2020.
(4)	Represents investment of cash collateral received in connection with securities lending.
18
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Statement of Assets and Liabilities

September 30, 2020
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $2,020,590,562) - including $22,007,721 of securities on loan	$ 2,942,119,331
Investments in securities of affiliated issuers, at value (identified cost $16,902,116)	16,901,268
Cash	65
Receivable for capital shares sold	6,950,255
Dividends receivable	1,605,191
Dividends receivable - affiliated	1,052
Securities lending income receivable	2,786
Receivable from affiliate	308,885
Directors' deferred compensation plan	695,246
Total assets	$2,968,584,079
Liabilities
Payable for capital shares redeemed	$ 14,020,465
Deposits for securities loaned	4,368,471
Payable to affiliates:
Investment advisory fee	286,828
Administrative fee	286,828
Distribution and service fees	136,606
Sub-transfer agency fee	12,976
Directors' deferred compensation plan	695,246
Accrued expenses	527,689
Total liabilities	$ 20,335,109
Net Assets	$2,948,248,970
Sources of Net Assets
Paid-in capital	$ 2,044,358,999
Distributable earnings	903,889,971
Total	$2,948,248,970
Class A Shares
Net Assets	$ 424,770,793
Shares Outstanding	14,275,902
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 29.75
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$ 31.23
Class C Shares
Net Assets	$ 61,503,384
Shares Outstanding	2,210,996
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$ 27.82
Class I Shares
Net Assets	$ 1,831,859,260
Shares Outstanding	59,934,186
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 30.56
19
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Statement of Assets and Liabilities — continued

September 30, 2020
Class R6 Shares
Net Assets	$630,115,533
Shares Outstanding	20,628,517
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 30.55

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
20
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Statement of Operations

Year Ended
September 30, 2020
Investment Income
Dividend income (net of foreign taxes withheld of $1,453)	$ 37,791,319
Dividend income - affiliated issuers	4,514
Interest income	28,394
Securities lending income, net	66,195
Total investment income	$ 37,890,422
Expenses
Investment advisory fee	$ 2,790,221
Administrative fee	2,790,221
Distribution and service fees:
Class A	895,391
Class C	596,880
Directors' fees and expenses	91,550
Custodian fees	43,238
Transfer agency fees and expenses	1,179,776
Accounting fees	455,756
Professional fees	124,473
Registration fees	211,253
Reports to shareholders	72,471
Miscellaneous	160,755
Total expenses	$ 9,411,985
Waiver and/or reimbursement of expenses by affiliate	$ (2,548,836)
Reimbursement of expenses - other	(29,750)
Net expenses	$ 6,833,399
Net investment income	$ 31,057,023
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (14,282,066)
Investment securities - affiliated issuers	1,678
Net realized loss	$ (14,280,388)
Change in unrealized appreciation (depreciation):
Investment securities	$ 480,345,906
Investment securities - affiliated issuers	(848)
Net change in unrealized appreciation (depreciation)	$480,345,058
Net realized and unrealized gain	$466,064,670
Net increase in net assets from operations	$497,121,693
21
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Statements of Changes in Net Assets

	Year Ended September 30,
	2020	2019
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 31,057,023	$ 23,347,601
Net realized loss	(14,280,388)	(12,567,412)
Net change in unrealized appreciation (depreciation)	480,345,058	82,987,543
Net increase in net assets from operations	$ 497,121,693	$ 93,767,732
Distributions to shareholders:
Class A	$ (3,274,673)	$ (10,046,100)
Class C	(222,608)	(1,863,717)
Class I	(14,798,820)	(34,899,222)
Class R6	(5,027,931)	(7,520,553)
Total distributions to shareholders	$ (23,324,032)	$ (54,329,592)
Capital share transactions:
Class A	$ 33,268,354	$ 25,897,552
Class C	(6,144,840)	(4,368,090)
Class I	389,711,456	211,002,163
Class R6	126,114,763	212,488,537
Net increase in net assets from capital share transactions	$ 542,949,733	$ 445,020,162
Net increase in net assets	$1,016,747,394	$ 484,458,302
Net Assets
At beginning of year	$ 1,931,501,576	$ 1,447,043,274
At end of year	$2,948,248,970	$1,931,501,576
22
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Financial Highlights

	Class A
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 24.79	$ 24.66	$ 21.41	$ 18.80	$ 17.90
Income (Loss) From Operations
Net investment income(1)	$ 0.30	$ 0.29	$ 0.27	$ 0.30	$ 0.26
Net realized and unrealized gain	4.91	0.69	3.46	2.95	1.94
Total income from operations	$ 5.21	$ 0.98	$ 3.73	$ 3.25	$ 2.20
Less Distributions
From net investment income	$ (0.25)	$ (0.22)	$ (0.25)	$ (0.22)	$ (0.18)
From net realized gain	—	(0.63)	(0.23)	(0.42)	(1.12)
Total distributions	$ (0.25)	$ (0.85)	$ (0.48)	$ (0.64)	$ (1.30)
Net asset value — End of year	$ 29.75	$ 24.79	$ 24.66	$ 21.41	$ 18.80
Total Return(2)	21.18%	4.33%	17.67%	17.71%	12.68%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$424,771	$321,690	$291,891	$264,814	$319,773
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.60%	0.62%	0.65%	0.70%	0.71%
Net expenses	0.49%	0.51%	0.54%	0.54%	0.54%
Net investment income	1.14%	1.24%	1.19%	1.51%	1.46%
Portfolio Turnover	10%	17%	28%	31%	27%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
23
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Financial Highlights — continued

	Class C
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 23.21	$ 23.16	$ 20.16	$ 17.71	$ 16.97
Income (Loss) From Operations
Net investment income(1)	$ 0.10	$ 0.11	$ 0.09	$ 0.15	$ 0.12
Net realized and unrealized gain	4.60	0.64	3.26	2.78	1.82
Total income from operations	$ 4.70	$ 0.75	$ 3.35	$ 2.93	$ 1.94
Less Distributions
From net investment income	$ (0.09)	$ (0.07)	$ (0.12)	$ (0.06)	$ (0.08)
From net realized gain	—	(0.63)	(0.23)	(0.42)	(1.12)
Total distributions	$ (0.09)	$ (0.70)	$ (0.35)	$ (0.48)	$ (1.20)
Net asset value — End of year	$ 27.82	$ 23.21	$ 23.16	$ 20.16	$ 17.71
Total Return(2)	20.30%	3.55%	16.79%	16.85%	11.78%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$61,503	$57,167	$61,814	$51,301	$43,579
Ratios (as a percentage of average daily net assets):(3)
Total expenses	1.35%	1.38%	1.40%	1.50%	1.53%
Net expenses	1.24%	1.26%	1.29%	1.29%	1.29%
Net investment income	0.40%	0.49%	0.44%	0.77%	0.70%
Portfolio Turnover	10%	17%	28%	31%	27%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
24
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 25.46	$ 25.29	$ 21.94	$ 19.26	$ 18.33
Income (Loss) From Operations
Net investment income(1)	$ 0.38	$ 0.36	$ 0.36	$ 0.38	$ 0.33
Net realized and unrealized gain	5.03	0.72	3.54	3.03	1.98
Total income from operations	$ 5.41	$ 1.08	$ 3.90	$ 3.41	$ 2.31
Less Distributions
From net investment income	$ (0.31)	$ (0.28)	$ (0.32)	$ (0.31)	$ (0.26)
From net realized gain	—	(0.63)	(0.23)	(0.42)	(1.12)
Total distributions	$ (0.31)	$ (0.91)	$ (0.55)	$ (0.73)	$ (1.38)
Net asset value — End of year	$ 30.56	$ 25.46	$ 25.29	$ 21.94	$ 19.26
Total Return(2)	21.45%	4.68%	18.06%	18.17%	13.00%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,831,859	$1,143,304	$920,394	$544,751	$387,043
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.35%	0.37%	0.41%	0.35%	0.36%
Net expenses	0.24%	0.22%	0.19%	0.19%	0.19%
Net investment income	1.38%	1.52%	1.53%	1.87%	1.80%
Portfolio Turnover	10%	17%	28%	31%	27%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
25
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Financial Highlights — continued

	Class R6
	Year Ended September 30,		Period Ended September 30,
	2020	2019	2018 (1)
Net asset value — Beginning of period	$ 25.44	$ 25.28	$ 22.09
Income (Loss) From Operations
Net investment income(2)	$ 0.39	$ 0.37	$ 0.37
Net realized and unrealized gain	5.04	0.72	3.37
Total income from operations	$ 5.43	$ 1.09	$ 3.74
Less Distributions
From net investment income	$ (0.32)	$ (0.30)	$ (0.32)
From net realized gain	—	(0.63)	(0.23)
Total distributions	$ (0.32)	$ (0.93)	$ (0.55)
Net asset value — End of period	$ 30.55	$ 25.44	$ 25.28
Total Return(3)	21.55%	4.70%	17.21% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$630,116	$409,341	$172,944
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.30%	0.32%	0.35% (6)
Net expenses	0.19%	0.19%	0.19% (6)
Net investment income	1.43%	1.55%	1.58% (6)
Portfolio Turnover	10%	17%	28% (7)

(1)	For the period from the commencement of operations, October 3, 2017, to September 30, 2018.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	For the year ended September 30, 2018.
26
See Notes to Financial Statements.

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Notes to Financial Statements

1  Significant Accounting Policies
Calvert US Large-Cap Core Responsible Index Fund (the Fund) is a diversified series of Calvert Responsible Index Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to track the performance of the Calvert US Large-Cap Core Responsible Index, which measures the investment return of large-capitalization stocks.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
27

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Notes to Financial Statements — continued

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2020, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 2,937,750,860(1)	$ —	$ —	$ 2,937,750,860
Short-Term Investments:
Other	—	16,901,268	—	16,901,268
Securities Lending Collateral	4,368,471	—	—	4,368,471
Total Investments	$2,942,119,331	$16,901,268	$ —	$2,959,020,599

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. EVM is a wholly-owned subsidiary of Eaton Vance Corp. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.12% of the Fund's average daily net assets. For the year ended September 30, 2020, the investment advisory fee amounted to $2,790,221. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
28

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Notes to Financial Statements — continued

CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.49%, 1.24%, 0.24% and 0.19% for Class A, Class C, Class I and Class R6, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2021. For the year ended September 30, 2020, CRM waived or reimbursed expenses of $2,548,836.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6 and is payable monthly. For the year ended September 30, 2020, CRM was paid administrative fees of $2,790,221.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2020 amounted to $895,391 and $596,880 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $103,041 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2020. The Fund was also informed that EVD received less than $100 and $6,701 of contingent deferred sales charges paid by Class A and Class C shareholders, respectively, for the same period.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2020, sub-transfer agency fees and expenses incurred to EVM amounted to $75,260 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $20,000 annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an Advisory Council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consists of CRM’s Chief Executive Officer and three (four prior to December 31, 2019) additional members. Each member (other than CRM’s Chief Executive Officer) received annual compensation of $75,000, which was being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ending December 31, 2020, each member (other than CRM’s Chief Executive Officer) is expected to be compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, shall be borne by the Calvert funds. For the year ended September 30, 2020, the Fund’s allocated portion of the Advisory Council compensation and fees was $32,957 and the reimbursement was $29,750, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
3  Investment Activity
During the year ended September 30, 2020, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $785,518,459 and $239,762,068, respectively.
29

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Notes to Financial Statements — continued

4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2020 and September 30, 2019 was as follows:
	Year Ended September 30,
	2020	2019
Ordinary income	$23,324,032	$19,210,410
Long-term capital gains	$ —	$35,119,182
During the year ended September 30, 2020, distributable earnings was decreased by $2,096,032 and paid-in capital was increased by $2,096,032 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.
These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 22,345,343
Deferred capital losses	$ (14,515,504)
Net unrealized appreciation	$896,060,132
At September 30, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $14,515,504 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2020, $9,873,286 are short-term and $4,642,218 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2020, as determined on a federal income tax basis, were as follows:
Aggregate cost	$2,062,960,467
Gross unrealized appreciation	$ 958,594,355
Gross unrealized depreciation	(62,534,223)
Net unrealized appreciation	$ 896,060,132
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
30

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Notes to Financial Statements — continued

At September 30, 2020, the total value of securities on loan was $22,007,721 and the total value of collateral received was $22,769,067, comprised of cash of $4,368,471 and U.S. government and/or agencies securities of $18,400,596.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2020.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$4,368,471	$ —	$ —	$ —	$4,368,471
The carrying amount of the liability for deposits for securities loaned at September 30, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2020.
6  Line of Credit
Effective October 29, 2019, the Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 27, 2020. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
Prior to October 29, 2019, the Fund participated with other funds managed by CRM in a $100 million committed unsecured line of credit agreement with SSBT, which was terminated by the Calvert funds. Borrowings bore interest at the higher of the one-month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds rate, plus 1.00% per annum. A commitment fee of 0.20% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2020. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2020. Effective October 27, 2020, the Fund renewed its line of credit agreement, which expires October 26, 2021, at substantially the same terms.
7  Affiliated Funds
At September 30, 2020, the value of the Fund’s investment in affiliated funds was $16,901,268, which represents 0.6% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2020 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$ —	$200,964,644	$(184,064,206)	$1,678	$(848)	$16,901,268	$4,514	16,899,578
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
31

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Notes to Financial Statements — continued

Transactions in capital shares for the years ended September 30, 2020 and September 30, 2019 were as follows:
	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,087,288	$ 104,146,002	2,722,940	$ 63,137,685
Reinvestment of distributions	118,417	3,066,997	424,532	9,467,075
Shares redeemed	(2,957,537)	(75,256,968)	(2,202,944)	(50,918,507)
Converted from Class C	52,792	1,312,323	192,053	4,211,299
Net increase	1,300,960	$ 33,268,354	1,136,581	$ 25,897,552
Class C
Shares sold	365,695	$ 8,930,208	432,146	$ 9,401,441
Reinvestment of distributions	7,940	193,407	77,141	1,620,740
Shares redeemed	(569,205)	(13,956,132)	(511,788)	(11,178,972)
Converted to Class A	(56,292)	(1,312,323)	(204,127)	(4,211,299)
Net decrease	(251,862)	$ (6,144,840)	(206,628)	$ (4,368,090)
Class I
Shares sold	26,877,058	$ 711,674,434	21,971,120	$ 525,308,306
Reinvestment of distributions	536,599	14,246,696	1,457,832	33,296,893
Shares redeemed	(12,391,457)	(336,209,674)	(14,907,892)	(347,603,036)
Net increase	15,022,200	$ 389,711,456	8,521,060	$ 211,002,163
Class R6
Shares sold	10,109,378	$ 272,935,432	11,533,607	$ 268,652,048
Reinvestment of distributions	169,858	4,504,630	329,560	7,520,554
Shares redeemed	(5,743,149)	(151,325,299)	(2,611,743)	(63,684,065)
Net increase	4,536,087	$ 126,114,763	9,251,424	$ 212,488,537
9  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
10  Subsequent Event
On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may result in the automatic termination of the Fund’s investment advisory agreement, and any related sub-advisory agreement(s), if applicable. Thus, the Fund’s Board will be asked to approve a new investment advisory agreement (and new sub-advisory agreement(s), if applicable). If approved by the Fund’s Board, the new investment advisory agreement (and new sub-advisory agreement(s), if applicable) is expected to be presented to Fund shareholders for approval, and, if approved, would take effect upon the closing of the transaction.
32

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Calvert Responsible Index Series, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert US Large-Cap Core Responsible Index Fund (the Fund), a series of Calvert Responsible Index Series, Inc., including the schedule of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2020
33

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.
Qualified Dividend Income. For the fiscal year ended September 30, 2020, the Fund designates approximately $14,067,019, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2020 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
34

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
35

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Management and Organization

Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director & President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Directors
Richard L. Baird, Jr. 1948	Director	2000	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair & Director	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr.(2) 1948	Director	2000	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram), (November 1999-September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Director	2000	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
36

Calvert
US Large-Cap Core Responsible Index Fund
September 30, 2020
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Directors (continued)
Anthony A. Williams 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization).

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of
Eaton Vance and certain of its affiliates and officer of 156 registered
			investment companies advised or administered by Eaton Vance.
James F. Kirchner(3) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 156 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Mr. Guffey is currently married to Rebecca L. Adamson, who served as a member of the Advisory Council through December 31, 2019.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
37

Calvert Funds
IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.
•	At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.
•	On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.
•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.
•	We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.calvert.com.
Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management's Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
38

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103-2499
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24187     9.30.20

Calvert
US Large-Cap Growth Responsible Index Fund
Annual Report
September 30, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.
E-Delivery Sign-Up - Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2020
Calvert
US Large-Cap Growth Responsible Index Fund

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period that began October 1, 2019, included some of the best and worst U.S. equity performances in over a decade.
The period began with stocks rallying in the closing months of 2019, supported by better-than-expected U.S. employment reports, cautious optimism about a détente in U.S.-China trade relations, and interest rate reductions by the U.S. Federal Reserve (the Fed). In July 2019, the Fed cut rates for the first time in over a decade, followed by two additional rate cuts in September and October.
In January 2020, however, news of the novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and brought about a global economic slowdown. Equity markets along with credit markets declined in value amid unprecedented volatility.
In response, the Fed announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would maintain rates around zero for the foreseeable future and use all the tools at its disposal to support the U.S. economy.
These moves helped calm the markets and initiated a new equity rally that began in April and lasted through most of the summer. As consumers started to emerge from coronavirus lockdowns and factories gradually resumed production, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis.
In September 2020, however, the equity rally stalled, as stock prices on Wall Street began to reflect the reality on Main Street. In the final weeks of the period, coronavirus cases were on the rise in more than 30 states. Of the 22 million U.S. jobs lost in the early months of the pandemic, only 11 million jobs had returned, and 26.5 million Americans were collecting unemployment benefits. Reflecting concerns about the economic outlook for fall and winter, most U.S. stock indexes reported negative returns for the final month of the period.
For the period as a whole, largely positive equity returns belied the dramatic volatility during the period. The S&P 500® Index, a broad measure of U.S. stocks, returned 15.15%; the blue-chip Dow Jones Industrial Average® returned 5.70%; and the technology-laden Nasdaq Composite Index returned 40.96%. Large-cap U.S. stocks, as measured by the S&P 500® Index and Russell 1000® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks significantly outpaced value stocks, which were in negative territory in both large- and small-cap categories, as measured by the Russell growth and value indexes.
Fund Performance
For the 12-month period ended September 30, 2020, Calvert US Large-Cap Growth Responsible Index Fund (the Fund) returned 36.14% for Class A shares at net asset value (NAV). The Fund underperformed its primary benchmark, the Russell 1000® Growth Index (the Russell Index), which returned 37.53%; and underperformed its secondary benchmark, the Calvert US Large-Cap Growth Responsible Index (the Calvert Index), which returned 36.84% during the period.
The Fund’s underperformance versus the Calvert Index was due to Fund expenses and fees, which the Calvert Index does not incur.
Ten of the Fund’s 11 market sectors delivered positive returns during the period. The weakest-performing sectors were energy, real estate, and utilities. The strongest-performing sectors were consumer discretionary, information technology (IT), and health care.
The Fund’s underperformance versus the Russell Index was due largely to the Fund’s underweight exposure, relative to the Russell Index, to the IT sector and stock selections in the IT and communication services sectors.
The Fund’s underweight exposure to the IT sector detracted from performance relative to the Russell Index because IT was the strongest-performing sector in the Russell Index during the period. Technology stocks led the equity rally that began in April 2020, as technology companies profited from employees working remotely and the shift to more online shopping during the pandemic. Within the IT sector, underweighting Apple, Inc., relative to the Russell Index, hurt performance versus that benchmark as the stock price of the computer and cell phone hardware and services firm more than doubled during the period.
In the communication services sector, not owning the Russell Index component and social networking firm Facebook, Inc. (Facebook) detracted from relative performance. Facebook’s stock performed strongly as its user base grew and small businesses, in particular, increased advertising spending to reach consumers largely isolated at home during the pandemic.
In contrast, the Fund’s underweight exposure to the weak- performing industrials sector, along with stock selection in the sector, helped Fund performance relative to the Russell Index. Within industrials, not owning the Russell Index component and aerospace firm Boeing Company (Boeing) contributed to Fund results versus the Russell Index. Before the pandemic, Boeing’s stock price declined after fatal crashes forced the grounding of the 737 Max, the company’s best-selling airliner. Boeing’s stock declined further during the pandemic when some customers canceled or delayed jetliner orders after air travel ground to a near-halt worldwide.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Performance

Portfolio Manager Thomas C. Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	06/19/2015	06/19/2015	36.14%	18.70%	15.96%
Class A with 4.75% Maximum Sales Charge	—	—	29.66	17.54	14.89
Class I at NAV	06/19/2015	06/19/2015	36.42	19.07	16.32

Russell 1000® Growth Index	—	—	37.53%	20.08%	17.20%
Calvert US Large-Cap Growth Responsible Index	—	—	36.84	19.41	16.63

% Total Annual Operating Expense Ratios[3]	Class A	Class I
Gross	0.77%	0.52%
Net	0.49	0.24
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$100,000	06/19/2015	$222,424	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Fund Profile

Sector Allocation (% of net assets)*

* Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)*
Apple, Inc.	9.9%
Microsoft Corp.	7.8
Amazon.com, Inc.	6.7
Alphabet, Inc., Class A	4.4
Visa, Inc., Class A	1.8
NVIDIA Corp.	1.7
Tesla, Inc.	1.7
Procter & Gamble Co. (The)	1.7
MasterCard, Inc., Class A	1.6
Home Depot, Inc. (The)	1.6
Total	38.9%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
4

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 1000® Growth Index is an unmanaged index of U.S. large-cap growth stocks. Calvert US Large-Cap Growth Responsible Index (the “Calvert Index”) is composed of common stocks of large growth companies that operate their businesses in a manner that is consistent with the Calvert Principles for Responsible Investment. Large growth companies are selected from the 1,000 largest publicly traded U.S. companies based on market capitalization and growth style factors, excluding real estate investment trusts and business development companies. The Calvert Principles of Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance. Stocks are weighted in the Calvert Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.

5

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 to September 30, 2020).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/20)	Ending Account Value (9/30/20)	Expenses Paid During Period* (4/1/20 – 9/30/20)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,425.40	$2.97 **	0.49%
Class I	$1,000.00	$1,427.40	$1.46 **	0.24%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.55	$2.48 **	0.49%
Class I	$1,000.00	$1,023.80	$1.21 **	0.24%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2020.
**	Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
6

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Schedule of Investments

Common Stocks — 99.8%

Security	Shares	Value
Aerospace & Defense — 0.2%
Axon Enterprise, Inc.(1)	638	$ 57,866
Curtiss-Wright Corp.	180	16,787
HEICO Corp.	495	51,807
Mercury Systems, Inc.(1)	476	36,871
Teledyne Technologies, Inc.(1)	403	125,015
		$ 288,346
Air Freight & Logistics — 0.3%
C.H. Robinson Worldwide, Inc.	205	$ 20,949
Expeditors International of Washington, Inc.	1,115	100,930
FedEx Corp.	202	50,807
United Parcel Service, Inc., Class B	1,519	253,111
		$ 425,797
Airlines — 0.0%(2)
American Airlines Group, Inc.(3)	3,983	$ 48,951
		$ 48,951
Auto Components — 0.0%(2)
Gentex Corp.	1,404	$ 36,153
		$ 36,153
Automobiles — 1.7%
Tesla, Inc.(1)	5,615	$ 2,408,891
		$ 2,408,891
Banks — 0.1%
Commerce Bancshares, Inc.	151	$ 8,500
First Financial Bankshares, Inc.	648	18,085
First Republic Bank	903	98,481
Glacier Bancorp, Inc.	156	5,000
SVB Financial Group(1)	306	73,630
		$ 203,696
Beverages — 0.8%
Coca-Cola Co. (The)	7,259	$ 358,377
PepsiCo, Inc.	5,661	784,614
		$ 1,142,991
Biotechnology — 3.5%
AbbVie, Inc.	10,194	$ 892,892
ACADIA Pharmaceuticals, Inc.(1)(3)	711	29,329
Acceleron Pharma, Inc.(1)	497	55,927
Agios Pharmaceuticals, Inc.(1)	2	70
Security	Shares	Value
Biotechnology (continued)
Alexion Pharmaceuticals, Inc.(1)	1,960	$ 224,283
Alnylam Pharmaceuticals, Inc.(1)	614	89,398
Amgen, Inc.	3,440	874,310
Amicus Therapeutics, Inc.(1)	2,519	35,568
Arena Pharmaceuticals, Inc.(1)	540	40,387
Arrowhead Pharmaceuticals, Inc.(1)	959	41,295
Biogen, Inc.(1)	1,384	392,613
BioMarin Pharmaceutical, Inc.(1)	1,447	110,088
Bluebird Bio, Inc.(1)	605	32,640
Emergent BioSolutions, Inc.(1)	357	36,889
Exact Sciences Corp.(1)	1,262	128,661
Exelixis, Inc.(1)	2,866	70,074
FibroGen, Inc.(1)	289	11,884
Gilead Sciences, Inc.	1,422	89,856
Halozyme Therapeutics, Inc.(1)	435	11,432
Incyte Corp.(1)	1,577	141,520
Ionis Pharmaceuticals, Inc.(1)	1,159	54,995
Neurocrine Biosciences, Inc.(1)	833	80,101
PTC Therapeutics, Inc.(1)	464	21,692
Regeneron Pharmaceuticals, Inc.(1)	907	507,720
Sarepta Therapeutics, Inc.(1)	637	89,454
Seattle Genetics, Inc.(1)	1,073	209,975
Ultragenyx Pharmaceutical, Inc.(1)	502	41,259
Vertex Pharmaceuticals, Inc.(1)	2,368	644,380
		$ 4,958,692
Building Products — 0.7%
AAON, Inc.	312	$ 18,798
Advanced Drainage Systems, Inc.	325	20,293
Allegion PLC	992	98,119
Armstrong World Industries, Inc.	418	28,763
Carrier Global Corp.	6,402	195,517
Fortune Brands Home & Security, Inc.	260	22,495
Johnson Controls International PLC	7,841	320,305
Masco Corp.	1,687	93,004
Owens Corning	2,183	150,212
Trane Technologies PLC	205	24,856
Trex Co., Inc.(1)	944	67,590
UFP Industries, Inc.	3	170
		$ 1,040,122
Capital Markets — 2.8%
Affiliated Managers Group, Inc.	100	$ 6,838
Ares Management Corp., Class A	1,210	48,908
BlackRock, Inc.	440	247,962
Blackstone Group, Inc. (The), Class A	8,173	426,631

7
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Capital Markets (continued)
Cboe Global Markets, Inc.	1,306	$ 114,588
Charles Schwab Corp. (The)	695	25,180
CME Group, Inc.	2,073	346,834
Cohen & Steers, Inc.	225	12,541
E*Trade Financial Corp.	576	28,829
FactSet Research Systems, Inc.	317	106,157
Hamilton Lane, Inc., Class A	238	15,372
Houlihan Lokey, Inc.	339	20,018
Interactive Brokers Group, Inc., Class A	368	17,785
Intercontinental Exchange, Inc.	3,292	329,365
KKR & Co., Inc.	4	137
LPL Financial Holdings, Inc.	428	32,815
MarketAxess Holdings, Inc.	460	221,531
Moody's Corp.	1,328	384,921
Morningstar, Inc.	220	35,334
MSCI, Inc.	644	229,766
Nasdaq, Inc.	1,401	171,917
Owl Rock Capital Corp.	3,444	41,535
S&P Global, Inc.	1,973	711,464
SEI Investments Co.	1,525	77,348
T. Rowe Price Group, Inc.	2,329	298,624
TD Ameritrade Holding Corp.	7	274
Virtu Financial, Inc., Class A	453	10,424
		$ 3,963,098
Chemicals — 1.3%
Air Products & Chemicals, Inc.	1,032	$ 307,392
Axalta Coating Systems, Ltd.(1)	1,246	27,624
Celanese Corp.	409	43,947
Ecolab, Inc.	1,869	373,501
FMC Corp.	1,390	147,215
International Flavors & Fragrances, Inc.	376	46,041
Mosaic Co. (The)	2,631	48,068
PPG Industries, Inc.	1,145	139,782
Quaker Chemical Corp.(3)	94	16,893
Sherwin-Williams Co. (The)	868	604,770
WR Grace & Co.	319	12,852
		$ 1,768,085
Commercial Services & Supplies — 0.6%
ADT, Inc.	1,328	$ 10,850
Cintas Corp.	664	220,999
Copart, Inc.(1)	1,609	169,202
IAA, Inc.(1)	973	50,664
MSA Safety, Inc.	326	43,739
Republic Services, Inc.	795	74,213
Security	Shares	Value
Commercial Services & Supplies (continued)
Tetra Tech, Inc.	364	$ 34,762
UniFirst Corp.	48	9,090
Waste Management, Inc.	2,239	253,388
		$ 866,907
Communications Equipment — 0.7%
Arista Networks, Inc.(1)	440	$ 91,049
Ciena Corp.(1)	1,359	53,939
Cisco Systems, Inc.	15,595	614,287
F5 Networks, Inc.(1)	466	57,211
Lumentum Holdings, Inc.(1)	602	45,228
Motorola Solutions, Inc.	1,136	178,136
		$ 1,039,850
Construction Materials — 0.2%
Martin Marietta Materials, Inc.	403	$ 94,850
Vulcan Materials Co.	1,420	192,467
		$ 287,317
Consumer Finance — 0.1%
American Express Co.	1,112	$ 111,478
Credit Acceptance Corp.(1)(3)	119	40,298
FirstCash, Inc.	259	14,818
LendingTree, Inc.(1)(3)	90	27,620
		$ 194,214
Containers & Packaging — 0.3%
AptarGroup, Inc.	344	$ 38,941
Avery Dennison Corp.	139	17,770
Ball Corp.	3,047	253,266
Berry Global Group, Inc.(1)	354	17,105
Crown Holdings, Inc.(1)	506	38,891
Silgan Holdings, Inc.	332	12,208
		$ 378,181
Distributors — 0.1%
Pool Corp.	295	$ 98,689
		$ 98,689
Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions, Inc.(1)	405	$ 61,576
Chegg, Inc.(1)(3)	961	68,654
frontdoor, Inc.(1)	656	25,525
Grand Canyon Education, Inc.(1)	216	17,267
H&R Block, Inc.	936	15,247
Service Corp. International	3	127

8
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Diversified Consumer Services (continued)
ServiceMaster Global Holdings, Inc.(1)	261	$ 10,409
Strategic Education, Inc.	101	9,238
		$ 208,043
Diversified Telecommunication Services — 0.0%(2)
Cogent Communications Holdings, Inc.	202	$ 12,130
Iridium Communications, Inc.(1)	1,130	28,906
		$ 41,036
Electric Utilities — 0.5%
Eversource Energy	434	$ 36,261
NextEra Energy, Inc.	2,143	594,811
Xcel Energy, Inc.	244	16,838
		$ 647,910
Electrical Equipment — 0.5%
AMETEK, Inc.	1,748	$ 173,751
Emerson Electric Co.	1,575	103,273
Generac Holdings, Inc.(1)	677	131,094
Hubbell, Inc.	71	9,716
Rockwell Automation, Inc.	956	210,970
Sensata Technologies Holding PLC(1)	678	29,249
Vertiv Holdings Co.(1)(3)	3,273	56,688
		$ 714,741
Electronic Equipment, Instruments & Components — 0.8%
Amphenol Corp., Class A	2,476	$ 268,077
Coherent, Inc.(1)	199	22,075
Corning, Inc.	6,011	194,816
Dolby Laboratories, Inc., Class A	367	24,325
II-VI, Inc.(1)	1,090	44,210
IPG Photonics Corp.(1)	241	40,963
Jabil, Inc.	222	7,606
Keysight Technologies, Inc.(1)	1,916	189,262
Littelfuse, Inc.	87	15,429
National Instruments Corp.	338	12,067
Novanta, Inc.(1)	357	37,606
Trimble, Inc.(1)	2,153	104,851
Zebra Technologies Corp., Class A(1)	458	115,627
		$ 1,076,914
Energy Equipment & Services — 0.1%
Baker Hughes Co.	13,218	$ 175,667
		$ 175,667
Security	Shares	Value
Entertainment — 2.6%
Activision Blizzard, Inc.	4,615	$ 373,584
Electronic Arts, Inc.(1)	2,369	308,941
Liberty Formula One Group, Series C(1)	1,129	40,949
Live Nation Entertainment, Inc.(1)	991	53,395
Madison Square Garden Sports Corp., Class A(1)	105	15,800
Netflix, Inc.(1)	3,428	1,714,103
Roku, Inc.(1)	786	148,397
Take-Two Interactive Software, Inc.(1)	958	158,281
Walt Disney Co. (The)	6,742	836,547
World Wrestling Entertainment, Inc., Class A(3)	325	13,153
Zynga, Inc., Class A(1)	8,830	80,530
		$ 3,743,680
Food & Staples Retailing — 0.6%
Casey's General Stores, Inc.	103	$ 18,298
Costco Wholesale Corp.	1,966	697,930
Grocery Outlet Holding Corp.(1)	864	33,972
Sprouts Farmers Market, Inc.(1)	689	14,421
Walmart, Inc.	576	80,588
		$ 845,209
Food Products — 0.8%
BellRing Brands, Inc., Class A(1)	215	$ 4,459
Bunge, Ltd.	395	18,052
Campbell Soup Co.	716	34,633
Conagra Brands, Inc.	51	1,821
Flowers Foods, Inc.	1,247	30,340
Freshpet, Inc.(1)	415	46,335
General Mills, Inc.	579	35,713
Hain Celestial Group, Inc. (The)(1)	4	137
Hershey Co. (The)	1,247	178,745
Hormel Foods Corp.(3)	1,369	66,930
JM Smucker Co. (The)	146	16,866
Kellogg Co.	751	48,507
Lamb Weston Holdings, Inc.	1,241	82,241
Lancaster Colony Corp.	202	36,118
McCormick & Co., Inc.	971	188,471
Mondelez International, Inc., Class A	5,230	300,463
Post Holdings, Inc.(1)	387	33,282
TreeHouse Foods, Inc.(1)	182	7,376
		$ 1,130,489
Gas Utilities — 0.0%(2)
ONE Gas, Inc.	110	$ 7,591
		$ 7,591

9
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Health Care Equipment & Supplies — 5.4%
Abbott Laboratories	13,079	$ 1,423,388
ABIOMED, Inc.(1)	408	113,040
Align Technology, Inc.(1)	641	209,838
Baxter International, Inc.	3,883	312,271
Becton, Dickinson and Co.	2,582	600,780
Boston Scientific Corp.(1)	12,851	491,037
Cooper Cos., Inc. (The)	488	164,515
Danaher Corp.	3,784	814,809
DENTSPLY SIRONA, Inc.	1,923	84,093
DexCom, Inc.(1)	865	356,579
Edwards Lifesciences Corp.(1)	4,691	374,436
Globus Medical, Inc., Class A(1)	664	32,881
Haemonetics Corp.(1)	414	36,121
Hill-Rom Holdings, Inc.	595	49,688
Hologic, Inc.(1)	862	57,297
ICU Medical, Inc.(1)	190	34,724
IDEXX Laboratories, Inc.(1)	771	303,088
Insulet Corp.(1)	589	139,352
Integra LifeSciences Holdings Corp.(1)	494	23,327
Intuitive Surgical, Inc.(1)	1,052	746,436
iRhythm Technologies, Inc.(1)	188	44,765
Masimo Corp.(1)	468	110,476
Neogen Corp.(1)	457	35,760
Novocure, Ltd.(1)	753	83,816
NuVasive, Inc.(1)	279	13,551
Penumbra, Inc.(1)(3)	281	54,621
Quidel Corp.(1)	322	70,640
ResMed, Inc.	1,282	219,773
STERIS PLC	714	125,800
Teleflex, Inc.	413	140,593
Varian Medical Systems, Inc.(1)	822	141,384
West Pharmaceutical Services, Inc.	669	183,908
		$ 7,592,787
Health Care Providers & Services — 0.7%
Amedisys, Inc.(1)	259	$ 61,235
Anthem, Inc.	227	60,970
Centene Corp.(1)	1,035	60,372
Chemed Corp.	145	69,651
Encompass Health Corp.	335	21,768
HCA Healthcare, Inc.	361	45,010
HealthEquity, Inc.(1)	670	34,418
Humana, Inc.	651	269,442
Laboratory Corp. of America Holdings(1)	861	162,100
LHC Group, Inc.(1)	238	50,589
Molina Healthcare, Inc.(1)	283	51,800
Security	Shares	Value
Health Care Providers & Services (continued)
Premier, Inc., Class A	1,050	$ 34,472
Quest Diagnostics, Inc.	181	20,723
		$ 942,550
Health Care Technology — 0.5%
Cerner Corp.	2,400	$ 173,496
HMS Holdings Corp.(1)	562	13,460
Inovalon Holdings, Inc., Class A(1)	802	21,213
Omnicell, Inc.(1)	234	17,470
Teladoc Health, Inc.(1)	716	156,976
Veeva Systems, Inc., Class A(1)	1,120	314,933
		$ 697,548
Hotels, Restaurants & Leisure — 1.6%
Aramark	500	$ 13,225
Chipotle Mexican Grill, Inc.(1)	315	391,769
Choice Hotels International, Inc.	268	23,037
Domino's Pizza, Inc.	449	190,951
Dunkin' Brands Group, Inc.	901	73,801
Hilton Worldwide Holdings, Inc.	2,223	189,666
Hyatt Hotels Corp., Class A(3)	116	6,191
Marriott International, Inc., Class A	700	64,806
Marriott Vacations Worldwide Corp.	374	33,963
Planet Fitness, Inc., Class A(1)	618	38,081
Starbucks Corp.	10,729	921,836
Texas Roadhouse, Inc.	225	13,678
Vail Resorts, Inc.	155	33,165
Wendy's Co. (The)	1,606	35,806
Wingstop, Inc.	294	40,175
Wyndham Hotels & Resorts, Inc.	334	16,867
Yum! Brands, Inc.	2,681	244,775
		$ 2,331,792
Household Durables — 0.2%
Helen of Troy, Ltd.(1)	187	$ 36,188
Newell Brands, Inc.	8	137
NVR, Inc.(1)	37	151,075
Tempur Sealy International, Inc.(1)	109	9,722
TopBuild Corp.(1)	359	61,278
		$ 258,400
Household Products — 2.3%
Church & Dwight Co., Inc.	1,546	$ 144,876
Clorox Co. (The)	698	146,699
Colgate-Palmolive Co.	5,488	423,399
Energizer Holdings, Inc.	371	14,521

10
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Household Products (continued)
Kimberly-Clark Corp.	1,163	$ 171,729
Procter & Gamble Co. (The)	17,246	2,397,021
		$ 3,298,245
Independent Power and Renewable Electricity Producers — 0.0%(2)
AES Corp. (The)	1,683	$ 30,479
Clearway Energy, Inc., Class C	258	6,956
Ormat Technologies, Inc.(3)	229	13,536
		$ 50,971
Industrial Conglomerates — 0.5%
3M Co.	1,452	$ 232,582
Carlisle Cos., Inc.	417	51,028
Roper Technologies, Inc.	1,009	398,666
		$ 682,276
Insurance — 0.9%
Alleghany Corp.	166	$ 86,395
Brown & Brown, Inc.	1,474	66,728
eHealth, Inc.(1)	214	16,906
Enstar Group, Ltd.(1)	217	35,045
Erie Indemnity Co., Class A	310	65,187
Kemper Corp.	50	3,341
Kinsale Capital Group, Inc.	242	46,024
Marsh & McLennan Cos., Inc.	3,466	397,550
Primerica, Inc.	117	13,237
Progressive Corp. (The)	3,270	309,571
RenaissanceRe Holdings, Ltd.	436	74,007
RLI Corp.	294	24,617
White Mountains Insurance Group, Ltd.	1	779
Willis Towers Watson PLC	523	109,213
		$ 1,248,600
Interactive Media & Services — 4.6%
Alphabet, Inc., Class A(1)	4,200	$ 6,155,520
ANGI Homeservices, Inc., Class A(1)(3)	155	1,720
CarGurus, Inc.(1)	605	13,086
IAC/InterActiveCorp. (1)	695	83,247
Match Group, Inc.(1)	1,822	201,604
		$ 6,455,177
Internet & Direct Marketing Retail — 7.3%
Amazon.com, Inc.(1)	3,005	$ 9,461,934
Booking Holdings, Inc.(1)	337	576,499
eBay, Inc.	185	9,639
Etsy, Inc.(1)	932	113,359
Security	Shares	Value
Internet & Direct Marketing Retail (continued)
Expedia Group, Inc.	1,179	$ 108,103
GrubHub, Inc.(1)	846	61,191
Qurate Retail, Inc., Series A(1)	1,467	10,533
Stamps.com, Inc.(1)	142	34,215
Wayfair, Inc., Class A(1)(3)	41	11,931
		$ 10,387,404
IT Services — 8.2%
Accenture PLC, Class A	4,901	$ 1,107,577
Akamai Technologies, Inc.(1)	1,260	139,280
Amdocs, Ltd.	260	14,927
Automatic Data Processing, Inc.	1,799	250,943
Black Knight, Inc.(1)	1,264	110,031
Booz Allen Hamilton Holding Corp., Class A	863	71,612
Broadridge Financial Solutions, Inc.	837	110,484
Cognizant Technology Solutions Corp., Class A	1,989	138,076
EPAM Systems, Inc.(1)	461	149,032
Fidelity National Information Services, Inc.	5,075	747,091
Fiserv, Inc.(1)	4,639	478,049
Gartner, Inc.(1)	673	84,091
Genpact, Ltd.	1,013	39,456
GoDaddy, Inc., Class A(1)	945	71,792
Jack Henry & Associates, Inc.	601	97,717
ManTech International Corp. / VA, Class A	2	138
MasterCard, Inc., Class A	6,773	2,290,425
MAXIMUS, Inc.	398	27,227
MongoDB, Inc.(1)	424	98,160
Okta, Inc.(1)	574	122,750
Paychex, Inc.	1,428	113,912
PayPal Holdings, Inc.(1)	8,861	1,745,883
Perspecta, Inc.	652	12,681
Science Applications International Corp.	198	15,527
Square, Inc., Class A(1)	3,025	491,714
Switch, Inc., Class A	849	13,253
Twilio, Inc., Class A(1)	833	205,826
VeriSign, Inc.(1)	800	163,880
Visa, Inc., Class A	12,794	2,558,416
WEX, Inc.(1)	357	49,612
		$ 11,519,562
Leisure Products — 0.1%
Brunswick Corp.	865	$ 50,957
Hasbro, Inc.	35	2,895
Mattel, Inc.(1)	887	10,378
YETI Holdings, Inc.(1)	451	20,440
		$ 84,670

11
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Life Sciences Tools & Services — 2.4%
10X Genomics, Inc., Class A(1)	34	$ 4,239
Agilent Technologies, Inc.	2,829	285,559
Avantor, Inc.(1)	4,030	90,635
Bio-Rad Laboratories, Inc., Class A(1)	187	96,391
Bio-Techne Corp.	356	88,192
Bruker Corp.	876	34,821
Charles River Laboratories International, Inc.(1)	424	96,015
Illumina, Inc.(1)	1,303	402,731
IQVIA Holdings, Inc.(1)	1,686	265,764
Medpace Holdings, Inc.(1)	289	32,296
Mettler-Toledo International, Inc.(1)	211	203,773
NeoGenomics, Inc.(1)	1,017	37,517
PerkinElmer, Inc.	1,024	128,522
PRA Health Sciences, Inc.(1)	521	52,850
Repligen Corp.(1)	422	62,262
Syneos Health, Inc.(1)	300	15,948
Thermo Fisher Scientific, Inc.	3,278	1,447,303
Waters Corp.(1)	545	106,646
		$ 3,451,464
Machinery — 1.4%
Allison Transmission Holdings, Inc.	797	$ 28,007
Colfax Corp.(1)	805	25,245
Crane Co.	108	5,414
Cummins, Inc.	13	2,745
Deere & Co.	667	147,827
Donaldson Co., Inc.	849	39,411
Dover Corp.	382	41,386
Fortive Corp.	2,754	209,882
Gates Industrial Corp. PLC(1)	301	3,347
Graco, Inc.	1,742	106,872
IDEX Corp.	544	99,231
Illinois Tool Works, Inc.	1,908	368,645
Ingersoll Rand, Inc.(1)	3,870	137,772
ITT, Inc.	74	4,370
Lincoln Electric Holdings, Inc.	324	29,821
Nordson Corp.	431	82,674
Otis Worldwide Corp.	4,637	289,441
PACCAR, Inc.	1	85
Parker-Hannifin Corp.	449	90,851
Proto Labs, Inc.(1)	308	39,886
RBC Bearings, Inc.(1)	225	27,272
Rexnord Corp.	526	15,696
Stanley Black & Decker, Inc.	1	162
Toro Co. (The)	1,172	98,389
Watts Water Technologies, Inc., Class A	52	5,208
Security	Shares	Value
Machinery (continued)
Westinghouse Air Brake Technologies Corp.	262	$ 16,213
Woodward, Inc.	192	15,391
Xylem, Inc.	986	82,942
		$ 2,014,185
Media — 1.0%
Altice USA, Inc., Class A(1)	3,936	$ 102,336
Cable One, Inc.	42	79,188
Charter Communications, Inc., Class A(1)	1,122	700,510
Comcast Corp., Class A	5,171	239,210
Liberty Broadband Corp., Class C(1)	1,176	168,015
New York Times Co. (The), Class A(3)	845	36,158
Nexstar Media Group, Inc., Class A	158	14,209
Sirius XM Holdings, Inc.(3)	8,922	47,822
		$ 1,387,448
Multiline Retail — 0.4%
Dollar General Corp.	1,628	$ 341,261
Ollie's Bargain Outlet Holdings, Inc.(1)	373	32,582
Target Corp.	1,357	213,619
		$ 587,462
Multi-Utilities — 0.0%(2)
CenterPoint Energy, Inc.	2,217	$ 42,899
CMS Energy Corp.	226	13,879
		$ 56,778
Personal Products — 0.3%
Estee Lauder Cos., Inc. (The), Class A	1,666	$ 363,605
		$ 363,605
Pharmaceuticals — 3.3%
Bristol-Myers Squibb Co.	19,245	$ 1,160,281
Catalent, Inc.(1)	1,438	123,179
Elanco Animal Health, Inc.(1)	1,569	43,822
Eli Lilly & Co.	6,794	1,005,648
Horizon Therapeutics PLC(1)	1,060	82,341
Jazz Pharmaceuticals PLC(1)	436	62,169
Merck & Co., Inc.	15,669	1,299,744
Nektar Therapeutics(1)	692	11,480
Perrigo Co. PLC	656	30,117
Pfizer, Inc.	4,495	164,967
Zoetis, Inc.	4,298	710,760
		$ 4,694,508

12
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Professional Services — 0.7%
ASGN, Inc.(1)	241	$ 15,318
CoreLogic, Inc.	518	35,053
CoStar Group, Inc.(1)	315	267,281
Exponent, Inc.	337	24,274
FTI Consulting, Inc.(1)	326	34,546
IHS Markit, Ltd.	3,193	250,682
Nielsen Holdings PLC	1,020	14,464
Robert Half International, Inc.	310	16,411
TransUnion	1,536	129,224
TriNet Group, Inc.(1)	270	16,016
Verisk Analytics, Inc.	1,267	234,788
		$ 1,038,057
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(1)	1,020	$ 47,909
Howard Hughes Corp. (The)(1)	2	115
Redfin Corp.(1)	994	49,631
		$ 97,655
Road & Rail — 0.9%
J.B. Hunt Transport Services, Inc.	528	$ 66,728
Kansas City Southern	496	89,692
Knight-Swift Transportation Holdings, Inc.	526	21,408
Landstar System, Inc.	261	32,753
Norfolk Southern Corp.	876	187,455
Old Dominion Freight Line, Inc.	822	148,716
Saia, Inc.(1)	148	18,669
Schneider National, Inc., Class B	5	124
Union Pacific Corp.	3,355	660,499
Werner Enterprises, Inc.	290	12,177
		$ 1,238,221
Semiconductors & Semiconductor Equipment — 7.0%
Advanced Micro Devices, Inc.(1)	9,162	$ 751,192
Analog Devices, Inc.	1,996	233,013
Applied Materials, Inc.	6,929	411,929
Broadcom, Inc.	3,216	1,171,653
Brooks Automation, Inc.	448	20,724
Cirrus Logic, Inc.(1)	249	16,795
CMC Materials, Inc.	216	30,847
Cree, Inc.(1)	2	127
Enphase Energy, Inc.(1)	757	62,521
Entegris, Inc.	1,138	84,599
First Solar, Inc.(1)	490	32,438
Inphi Corp.(1)	273	30,644
Intel Corp.	20,226	1,047,302
Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
KLA Corp.	1,240	$ 240,238
Lam Research Corp.	1,202	398,764
Lattice Semiconductor Corp.(1)	1,263	36,577
Marvell Technology Group, Ltd.	4,296	170,551
Maxim Integrated Products, Inc.	976	65,987
Microchip Technology, Inc.	1,990	204,492
Micron Technology, Inc.(1)	9,081	426,444
MKS Instruments, Inc.	442	48,280
Monolithic Power Systems, Inc.	371	103,735
NVIDIA Corp.	4,537	2,455,515
ON Semiconductor Corp.(1)	3,251	70,514
Power Integrations, Inc.	518	28,697
Qorvo, Inc.(1)	929	119,850
Semtech Corp.(1)	458	24,256
Silicon Laboratories, Inc.(1)	322	31,508
Skyworks Solutions, Inc.	1,299	189,005
SolarEdge Technologies, Inc.(1)	384	91,526
Teradyne, Inc.	1,731	137,545
Texas Instruments, Inc.	5,950	849,601
Universal Display Corp.	344	62,175
Xilinx, Inc.	1,996	208,063
		$ 9,857,107
Software — 15.8%
ACI Worldwide, Inc.(1)	785	$ 20,512
Adobe, Inc.(1)	3,764	1,845,979
Altair Engineering, Inc., Class A(1)	3	126
Alteryx, Inc., Class A(1)(3)	414	47,010
ANSYS, Inc.(1)	712	232,988
Appfolio, Inc., Class A(1)	112	15,883
Aspen Technology, Inc.(1)	554	70,131
Autodesk, Inc.(1)	1,809	417,897
Blackbaud, Inc.	364	20,322
Blackline, Inc.(1)	428	38,362
Box, Inc., Class A(1)	235	4,080
Cadence Design Systems, Inc.(1)	2,310	246,315
CDK Global, Inc.	851	37,095
Ceridian HCM Holding, Inc.(1)	630	52,069
Citrix Systems, Inc.	989	136,195
Coupa Software, Inc.(1)(3)	492	134,926
DocuSign, Inc.(1)	1,480	318,555
Dropbox, Inc., Class A(1)	153	2,947
Envestnet, Inc.(1)	354	27,315
Everbridge, Inc.(1)	267	33,570
Fair Isaac Corp.(1)	231	98,263
FireEye, Inc.(1)	968	11,950
Five9, Inc.(1)	531	68,860

13
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Software (continued)
Fortinet, Inc.(1)	1,162	$ 136,895
Guidewire Software, Inc.(1)	711	74,136
HubSpot, Inc.(1)	352	102,865
Intuit, Inc.	2,083	679,495
j2 Global, Inc.(1)	402	27,826
Manhattan Associates, Inc.(1)	567	54,143
Microsoft Corp.	52,442	11,030,126
New Relic, Inc.(1)	420	23,671
Nuance Communications, Inc.(1)	1,443	47,893
Oracle Corp.	10,640	635,208
Palo Alto Networks, Inc.(1)	758	185,520
Paycom Software, Inc.(1)	408	127,010
Paylocity Holding Corp.(1)	335	54,076
Pegasystems, Inc.	163	19,730
Pluralsight, Inc., Class A(1)	95	1,627
Proofpoint, Inc.(1)	490	51,720
PTC, Inc.(1)	809	66,920
Q2 Holdings, Inc.(1)(3)	422	38,512
Qualys, Inc.(1)	221	21,660
RealPage, Inc.(1)	633	36,486
RingCentral, Inc., Class A(1)	618	169,709
salesforce.com, Inc.(1)	6,932	1,742,150
ServiceNow, Inc.(1)	1,566	759,510
Smartsheet, Inc., Class A(1)	775	38,301
SolarWinds Corp.(1)(3)	532	10,821
Splunk, Inc.(1)	1,270	238,925
SS&C Technologies Holdings, Inc.	1,736	105,063
Synopsys, Inc.(1)	1,264	270,471
Tenable Holdings, Inc.(1)	504	19,026
Trade Desk, Inc. (The), Class A(1)(3)	348	180,535
Tyler Technologies, Inc.(1)	341	118,859
Verint Systems, Inc.(1)	450	21,681
VMware, Inc., Class A(1)(3)	635	91,230
Workday, Inc., Class A(1)	1,463	314,735
Zendesk, Inc.(1)	885	91,084
Zoom Video Communications, Inc., Class A(1)	1,526	717,388
Zscaler, Inc.(1)	629	88,494
		$ 22,274,851
Specialty Retail — 3.3%
Advance Auto Parts, Inc.	109	$ 16,731
AutoZone, Inc.(1)	170	200,199
Burlington Stores, Inc.(1)	490	100,984
CarMax, Inc.(1)	165	15,165
Five Below, Inc.(1)	416	52,832
Floor & Decor Holdings, Inc., Class A(1)	682	51,014
Gap, Inc. (The)	1,439	24,506
Security	Shares	Value
Specialty Retail (continued)
Home Depot, Inc. (The)	8,019	$ 2,226,956
L Brands, Inc.	1,012	32,192
Lowe's Cos., Inc.	3,753	622,473
O'Reilly Automotive, Inc.(1)	541	249,444
RH (1)(3)	139	53,184
Ross Stores, Inc.	2,596	242,259
Tiffany & Co.	424	49,120
TJX Cos., Inc. (The)	8,946	497,845
Tractor Supply Co.	799	114,529
Ulta Beauty, Inc.(1)	397	88,920
Williams-Sonoma, Inc.	183	16,551
		$ 4,654,904
Technology Hardware, Storage & Peripherals — 10.0%
Apple, Inc.	121,204	$ 14,036,635
Pure Storage, Inc., Class A(1)(3)	1,817	27,964
		$ 14,064,599
Textiles, Apparel & Luxury Goods — 1.0%
Carter's, Inc.(3)	187	$ 16,191
Columbia Sportswear Co.	127	11,046
Deckers Outdoor Corp.(1)	184	40,482
lululemon Athletica, Inc.(1)	901	296,762
NIKE, Inc., Class B	7,248	909,914
Skechers USA, Inc., Class A(1)	268	8,099
Tapestry, Inc.	2,201	34,402
Under Armour, Inc., Class A(1)	2,732	30,680
VF Corp.	78	5,480
		$ 1,353,056
Trading Companies & Distributors — 0.3%
Fastenal Co.	4,333	$ 195,375
HD Supply Holdings, Inc.(1)	298	12,290
SiteOne Landscape Supply, Inc.(1)	312	38,048
United Rentals, Inc.(1)	240	41,880
W.W. Grainger, Inc.	213	75,992
		$ 363,585
Water Utilities — 0.1%
American States Water Co.	205	$ 15,365
American Water Works Co., Inc.	798	115,614
Essential Utilities, Inc.	678	27,289
		$ 158,268

14
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Wireless Telecommunication Services — 0.1%
T-Mobile US, Inc.(1)	1,529	$ 174,856
		$ 174,856
Total Common Stocks (identified cost $82,548,681)		$ 141,121,851

Short-Term Investments — 2.4%
Other — 2.3%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.13%(4)	3,288,604	$ 3,288,932
Total Other (identified cost $3,288,954)		$ 3,288,932
Securities Lending Collateral — 0.1%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09%(5)	51,009	$ 51,009
Total Securities Lending Collateral (identified cost $51,009)		$ 51,009
Total Short-Term Investments (identified cost $3,339,963)		$ 3,339,941
Total Investments — 102.2% (identified cost $85,888,644)		$ 144,461,792
Other Assets, Less Liabilities — (2.2)%		$ (3,137,422)
Net Assets — 100.0%		$ 141,324,370

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Amount is less than 0.05%.
(3)	All or a portion of this security was on loan at September 30, 2020. The aggregate market value of securities on loan at September 30, 2020 was $982,848.
(4)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2020.
(5)	Represents investment of cash collateral received in connection with securities lending.
15
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Statement of Assets and Liabilities

September 30, 2020
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $82,599,690) - including $982,848 of securities on loan	$ 141,172,860
Investments in securities of affiliated issuers, at value (identified cost $3,288,954)	3,288,932
Receivable for investments sold	18
Receivable for capital shares sold	224,499
Dividends receivable	36,565
Dividends receivable - affiliated	70
Securities lending income receivable	136
Receivable from affiliate	10,910
Directors' deferred compensation plan	37,990
Total assets	$144,771,980
Liabilities
Payable for investments purchased	$ 1,183,193
Payable for capital shares redeemed	2,080,215
Deposits for securities loaned	51,009
Payable to affiliates:
Investment advisory fee	13,563
Administrative fee	13,563
Distribution and service fees	5,834
Sub-transfer agency fee	1,698
Directors' deferred compensation plan	37,990
Accrued expenses	60,545
Total liabilities	$ 3,447,610
Net Assets	$141,324,370
Sources of Net Assets
Paid-in capital	$ 81,767,479
Distributable earnings	59,556,891
Total	$141,324,370
Class A Shares
Net Assets	$ 29,020,502
Shares Outstanding	729,740
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 39.77
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$ 41.75
Class I Shares
Net Assets	$ 112,303,868
Shares Outstanding	2,801,802
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 40.08

On sales of $50,000 or more, the offering price of Class A shares is reduced.
16
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Statement of Operations

Year Ended
September 30, 2020
Investment Income
Dividend income (net of foreign taxes withheld of $38)	$ 1,173,734
Dividend income - affiliated issuers	208
Interest income	1,480
Securities lending income, net	3,562
Total investment income	$ 1,178,984
Expenses
Investment advisory fee	$ 133,733
Administrative fee	133,733
Distribution and service fees:
Class A	53,087
Directors' fees and expenses	4,404
Custodian fees	14,578
Transfer agency fees and expenses	72,610
Accounting fees	25,522
Professional fees	31,260
Registration fees	33,019
Reports to shareholders	7,057
Miscellaneous	16,400
Total expenses	$ 525,403
Waiver and/or reimbursement of expenses by affiliate	$ (200,606)
Reimbursement of expenses - other	(1,371)
Net expenses	$ 323,426
Net investment income	$ 855,558
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 1,717,682
Investment securities - affiliated issuers	86
Net realized gain	$ 1,717,768
Change in unrealized appreciation (depreciation):
Investment securities	$ 34,162,554
Investment securities - affiliated issuers	(22)
Net change in unrealized appreciation (depreciation)	$34,162,532
Net realized and unrealized gain	$35,880,300
Net increase in net assets from operations	$36,735,858
17
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Statements of Changes in Net Assets

	Year Ended September 30,
	2020	2019
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 855,558	$ 754,073
Net realized gain	1,717,768	442,366
Net change in unrealized appreciation (depreciation)	34,162,532	3,588,965
Net increase in net assets from operations	$ 36,735,858	$ 4,785,404
Distributions to shareholders:
Class A	$ (263,535)	$ (659,649)
Class I	(1,322,504)	(2,888,632)
Total distributions to shareholders	$ (1,586,039)	$ (3,548,281)
Capital share transactions:
Class A	$ 6,032,987	$ 2,133,569
Class I	8,832,344	13,535,760
Net increase in net assets from capital share transactions	$ 14,865,331	$15,669,329
Net increase in net assets	$ 50,015,150	$16,906,452
Net Assets
At beginning of year	$ 91,309,220	$ 74,402,768
At end of year	$141,324,370	$91,309,220
18
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Financial Highlights

	Class A
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 29.65	$ 29.83	$ 24.35	$ 20.66	$ 18.55
Income (Loss) From Operations
Net investment income(1)	$ 0.19	$ 0.20	$ 0.17	$ 0.21	$ 0.15
Net realized and unrealized gain	10.39	0.96	5.84	3.64	2.00
Total income from operations	$ 10.58	$ 1.16	$ 6.01	$ 3.85	$ 2.15
Less Distributions
From net investment income	$ (0.17)	$ (0.20)	$ (0.19)	$ (0.16)	$ (0.04)
From net realized gain	(0.29)	(1.14)	(0.34)	—	— (2)
Total distributions	$ (0.46)	$ (1.34)	$ (0.53)	$ (0.16)	$ (0.04)
Net asset value — End of year	$ 39.77	$ 29.65	$ 29.83	$24.35	$20.66
Total Return(3)	36.14%	4.51%	25.03%	18.76%	11.63%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$29,021	$16,361	$14,036	$ 6,214	$ 4,403
Ratios (as a percentage of average daily net assets):(4)
Total expenses	0.67%	0.77%	0.82%	1.53%	1.45%
Net expenses	0.49%	0.51%	0.57%	0.57%	0.57%
Net investment income	0.56%	0.72%	0.63%	0.92%	0.77%
Portfolio Turnover	53%	34%	54%	75%	43%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
19
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 29.88	$ 30.02	$ 24.45	$ 20.74	$ 18.57
Income (Loss) From Operations
Net investment income(1)	$ 0.27	$ 0.28	$ 0.26	$ 0.28	$ 0.22
Net realized and unrealized gain	10.46	0.97	5.87	3.66	2.01
Total income from operations	$ 10.73	$ 1.25	$ 6.13	$ 3.94	$ 2.23
Less Distributions
From net investment income	$ (0.24)	$ (0.25)	$ (0.22)	$ (0.23)	$ (0.06)
From net realized gain	(0.29)	(1.14)	(0.34)	—	— (2)
Total distributions	$ (0.53)	$ (1.39)	$ (0.56)	$ (0.23)	$ (0.06)
Net asset value — End of year	$ 40.08	$ 29.88	$ 30.02	$ 24.45	$ 20.74
Total Return(3)	36.42%	4.82%	25.46%	19.20%	12.02%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$112,304	$74,948	$60,367	$40,821	$38,646
Ratios (as a percentage of average daily net assets):(4)
Total expenses	0.42%	0.52%	0.58%	0.58%	0.61%
Net expenses	0.24%	0.24%	0.22%	0.22%	0.22%
Net investment income	0.81%	1.00%	0.98%	1.26%	1.12%
Portfolio Turnover	53%	34%	54%	75%	43%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
20
See Notes to Financial Statements.

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Notes to Financial Statements

1  Significant Accounting Policies
Calvert US Large-Cap Growth Responsible Index Fund (the Fund) is a diversified series of Calvert Responsible Index Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to track the performance of the Calvert US Large-Cap Growth Responsible Index, which measures the investment return of large-capitalization stocks.
The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
21

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of September 30, 2020, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 141,121,851(1)	$ —	$ —	$ 141,121,851
Short-Term Investments:
Other	—	3,288,932	—	3,288,932
Securities Lending Collateral	51,009	—	—	51,009
Total Investments	$141,172,860	$3,288,932	$ —	$144,461,792

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. EVM is a wholly-owned subsidiary of Eaton Vance Corp. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.12% of the Fund’s average daily net assets. For the year ended September 30, 2020, the investment advisory fee amounted to $133,733. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.49% and 0.24% for Class A and Class I, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2021. For the year ended September 30, 2020, CRM waived or reimbursed expenses of $200,606.
22

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Notes to Financial Statements — continued

The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A and Class I and is payable monthly. For the year ended September 30, 2020, CRM was paid administrative fees of $133,733.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2020 amounted to $53,087 for Class A shares.
The Fund was informed that EVD received $16,865 as its portion of the sales charge on sales of Class A shares and less than $100 of contingent deferred sales charges paid by Fund shareholders for the year ended September 30, 2020.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2020, sub-transfer agency fees and expenses incurred to EVM amounted to $9,190 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $20,000 annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an Advisory Council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consists of CRM’s Chief Executive Officer and three (four prior to December 31, 2019) additional members. Each member (other than CRM’s Chief Executive Officer) received annual compensation of $75,000, which was being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ending December 31, 2020, each member (other than CRM’s Chief Executive Officer) is expected to be compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, shall be borne by the Calvert funds. For the year ended September 30, 2020, the Fund’s allocated portion of the Advisory Council compensation and fees was $1,534 and the reimbursement was $1,371, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
3  Investment Activity
During the year ended September 30, 2020, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $72,984,832 and $58,731,493, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2020 and September 30, 2019 was as follows:
	Year Ended September 30,
	2020	2019
Ordinary income	$704,231	$1,256,114
Long-term capital gains	$881,808	$2,292,167
During the year ended September 30, 2020, distributable earnings was decreased by $535,783 and paid-in capital was increased by $535,783 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
23

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Notes to Financial Statements — continued

As of September 30, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 1,043,821
Undistributed long-term capital gains	$ 1,641,548
Net unrealized appreciation	$56,871,522
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2020, as determined on a federal income tax basis, were as follows:
Aggregate cost	$87,590,270
Gross unrealized appreciation	$ 57,454,246
Gross unrealized depreciation	(582,724)
Net unrealized appreciation	$56,871,522
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2020, the total value of securities on loan was $982,848 and the total value of collateral received was $993,943, comprised of cash of $51,009 and U.S. government and/or agencies securities of $942,934.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2020.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$51,009	$ —	$ —	$ —	$51,009
The carrying amount of the liability for deposits for securities loaned at September 30, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2020.
6  Line of Credit
Effective October 29, 2019, the Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 27, 2020. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
24

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Notes to Financial Statements — continued

Prior to October 29, 2019, the Fund participated with other funds managed by CRM in a $100 million committed unsecured line of credit agreement with SSBT, which was terminated by the Calvert funds. Borrowings bore interest at the higher of the one-month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds rate, plus 1.00% per annum. A commitment fee of 0.20% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2020. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2020. Effective October 27, 2020, the Fund renewed its line of credit agreement, which expires October 26, 2021, at substantially the same terms.
7  Affiliated Funds
At September 30, 2020, the value of the Fund’s investment in affiliated funds was $3,288,932, which represents 2.3% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2020 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$ —	$13,284,234	$(9,995,366)	$86	$(22)	$3,288,932	$208	3,288,604
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares for the years ended September 30, 2020 and September 30, 2019 were as follows:
	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	319,128	$ 10,754,978	213,791	$ 5,900,799
Reinvestment of distributions	8,095	250,466	24,401	636,373
Shares redeemed	(149,236)	(4,972,457)	(156,940)	(4,403,603)
Net increase	177,987	$ 6,032,987	81,252	$ 2,133,569
Class I
Shares sold	1,750,290	$ 57,817,474	812,027	$ 22,472,686
Reinvestment of distributions	42,402	1,319,561	107,074	2,807,470
Shares redeemed	(1,499,446)	(50,304,691)	(421,553)	(11,744,396)
Net increase	293,246	$ 8,832,344	497,548	$ 13,535,760
At September 30, 2020, Calvert Moderate Allocation Fund owned 12.2% of the value of the outstanding shares of the Fund.
25

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Notes to Financial Statements — continued

9  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
10  Subsequent Event
On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may result in the automatic termination of the Fund’s investment advisory agreement, and any related sub-advisory agreement(s), if applicable. Thus, the Fund’s Board will be asked to approve a new investment advisory agreement (and new sub-advisory agreement(s), if applicable). If approved by the Fund’s Board, the new investment advisory agreement (and new sub-advisory agreement(s), if applicable) is expected to be presented to Fund shareholders for approval, and, if approved, would take effect upon the closing of the transaction.
26

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Calvert Responsible Index Series, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert US Large-Cap Growth Responsible Index Fund (the Fund), a series of Calvert Responsible Index Series, Inc., including the schedule of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of Sepember 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, brokers and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2020
27

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2020, the Fund designates approximately $1,141,802, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds' dividend distribution that qualifies under tax law. For the Fund's fiscal 2020 ordinary income dividends, 93.78% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2020, $1,996,618 or, if subsequently determined to be different, the net capital gain of such year.
28

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
29

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Management and Organization

Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director & President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Directors
Richard L. Baird, Jr. 1948	Director	2000	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair & Director	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr.(2) 1948	Director	2000	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram), (November 1999-September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Director	2000	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
30

Calvert
US Large-Cap Growth Responsible Index Fund
September 30, 2020
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Directors (continued)
Anthony A. Williams 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization).

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of
Eaton Vance and certain of its affiliates and officer of 156 registered
			investment companies advised or administered by Eaton Vance.
James F. Kirchner(3) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 156 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Mr. Guffey is currently married to Rebecca L. Adamson, who served as a member of the Advisory Council through December 31, 2019.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
31

Calvert Funds
IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.
•	At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.
•	On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.
•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.
•	We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.calvert.com.
Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management's Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
32

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103-2499
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24189     9.30.20

Calvert
US Large-Cap Value Responsible Index Fund
Annual Report
September 30, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.
E-Delivery Sign-Up - Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
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Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2020
Calvert
US Large-Cap Value Responsible Index Fund

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period that began October 1, 2019, included some of the best and worst U.S. equity performances in over a decade.
The period began with stocks rallying in the closing months of 2019, supported by better-than-expected U.S. employment reports, cautious optimism about a détente in U.S.-China trade relations, and interest rate reductions by the U.S. Federal Reserve (the Fed). In July 2019, the Fed cut rates for the first time in over a decade, followed by two additional rate cuts in September and October.
In January 2020, however, news of the novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and brought about a global economic slowdown. Equity markets along with credit markets declined in value amid unprecedented volatility.
In response, the Fed announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would maintain rates around zero for the foreseeable future and use all the tools at its disposal to support the U.S. economy.
These moves helped calm the markets and initiated a new equity rally that began in April and lasted through most of the summer. As consumers started to emerge from coronavirus lockdowns and factories gradually resumed production, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis.
In September 2020, however, the equity rally stalled, as stock prices on Wall Street began to reflect the reality on Main Street. In the final weeks of the period, coronavirus cases were on the rise in more than 30 states. Of the 22 million U.S. jobs lost in the early months of the pandemic, only 11 million jobs had returned, and 26.5 million Americans were collecting unemployment benefits. Reflecting concerns about the economic outlook for fall and winter, most U.S. stock indexes reported negative returns for the final month of the period.
For the period as a whole, largely positive equity returns belied the dramatic volatility during the period. The S&P 500® Index, a broad measure of U.S. stocks, returned 15.15%; the blue-chip Dow Jones Industrial Average® returned 5.70%; and the technology-laden Nasdaq Composite Index returned 40.96%. Large-cap U.S. stocks, as measured by the S&P 500® Index and Russell 1000® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks significantly outpaced value stocks, which were in negative territory in both large- and small-cap categories, as measured by the Russell growth and value indexes.
Fund Performance
For the 12-month period ended September 30, 2020, Calvert US Large-Cap Value Responsible Index Fund (the Fund) returned 0.35% for Class A shares at net asset value (NAV). The Fund outperformed its primary benchmark, the Russell 1000® Value Index (the Russell Index), which returned -5.03%; and underperformed its secondary benchmark, the Calvert US Large-Cap Value Responsible Index (the Calvert Index), which returned 0.47% during the period.
The Fund’s underperformance versus the Calvert Index was due to Fund expenses and fees, which the Calvert Index does not incur.
Six of the Fund’s 11 market sectors delivered positive returns during the period. The strongest-performing sectors were health care, information technology (IT), and industrials. The weakest- performing sectors were energy, real estate, and financials. The Fund sold its entire position in the energy sector by period-end.
The Fund’s outperformance versus the Russell Index was due largely to the Fund’s underweight exposure, relative to the Russell Index, to the energy sector; overweight exposure and stock selections in the IT sector; and stock selections in the industrials sector.
The Fund’s underweight exposure to the energy sector helped performance relative to the Russell Index due to a global oversupply of oil and natural gas — a condition that drove down energy prices before the global pandemic — and a dramatic drop in demand during the pandemic. Both factors led the sector to underperform the Russell Index during the period.
Technology stocks led the equity rally that began in April 2020, as IT companies profited from employees working remotely and the shift to more online shopping during the pandemic. Within the IT sector, the Fund’s position in Apple, Inc., which was not represented in the Russell Index, contributed to performance versus the Russell Index as the stock price of the computer and cell phone hardware and services firm appreciated sharply during the technology-led rally.
In the industrials sector, the Fund’s overweight position, relative to the Russell Index, in shipping and logistics company United Parcel Service, Inc. (UPS) helped performance relative to the Russell Index. UPS saw its delivery business increase and its stock price rise during the pandemic, as consumers stayed at home and had everything from toilet paper to laptops delivered to their doorsteps.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Performance

Portfolio Manager Thomas C. Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	06/19/2015	06/19/2015	0.35%	8.38%	5.62%
Class A with 4.75% Maximum Sales Charge	—	—	(4.44)	7.33	4.65
Class I at NAV	06/19/2015	06/19/2015	0.63	8.72	5.95

Russell 1000® Value Index	—	—	(5.03)%	7.65%	5.01%
Calvert US Large-Cap Value Responsible Index	—	—	0.47	8.96	6.16

% Total Annual Operating Expense Ratios[3]	Class A	Class I
Gross	0.69%	0.44%
Net	0.50	0.25
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$100,000	06/19/2015	$135,762	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Fund Profile

Sector Allocation (% of net assets)*

* Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)*
JPMorgan Chase & Co.	2.9%
Verizon Communications, Inc.	2.5
AT&T, Inc.	2.1
Walmart, Inc.	1.9
Bank of America Corp.	1.9
Pfizer, Inc.	1.9
Comcast Corp., Class A	1.9
Coca-Cola Co. (The)	1.7
Walt Disney Co. (The)	1.3
PepsiCo, Inc.	1.2
Total	19.3%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
4

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. Calvert US Large-Cap Value Responsible Index (the “Calvert Index”) is composed of common stocks of large value companies that operate their businesses in a manner that is consistent with the Calvert Principles for Responsible Investment. Large value companies are selected from the 1,000 largest publicly traded U.S. companies based on market capitalization and value style factors, excluding real estate investment trusts and business development companies. The Calvert Principles of Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance. Stocks are weighted in the Calvert Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.

5

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 to September 30, 2020).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/20)	Ending Account Value (9/30/20)	Expenses Paid During Period* (4/1/20 – 9/30/20)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,251.40	$2.76 **	0.49%
Class I	$1,000.00	$1,253.30	$1.35 **	0.24%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.55	$2.48 **	0.49%
Class I	$1,000.00	$1,023.80	$1.21 **	0.24%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2020.
**	Absent a waiver and/or reimbursement of expenses by affiliates, expenses would be higher.
6

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Schedule of Investments

Common Stocks — 99.2%

Security	Shares	Value
Aerospace & Defense — 0.1%
Curtiss-Wright Corp.	4,366	$ 407,173
Hexcel Corp.	12,103	406,056
		$ 813,229
Air Freight & Logistics — 1.9%
C.H. Robinson Worldwide, Inc.	11,552	$ 1,180,499
Expeditors International of Washington, Inc.	2,170	196,429
FedEx Corp.	19,768	4,972,047
United Parcel Service, Inc., Class B	42,318	7,051,448
		$ 13,400,423
Airlines — 0.7%
Alaska Air Group, Inc.	12,783	$ 468,241
Delta Air Lines, Inc.	67,949	2,077,881
JetBlue Airways Corp.(1)	28,774	326,009
Southwest Airlines Co.	64,832	2,431,200
		$ 5,303,331
Auto Components — 0.7%
Aptiv PLC	29,173	$ 2,674,581
Autoliv, Inc.	9,066	660,730
BorgWarner, Inc.	21,771	843,408
Gentex Corp.	8,391	216,068
Lear Corp.	6,633	723,329
		$ 5,118,116
Automobiles — 0.5%
Ford Motor Co.	428,781	$ 2,855,681
Harley-Davidson, Inc.	17,424	427,585
Thor Industries, Inc.	5,930	564,892
		$ 3,848,158
Banks — 10.0%
Bank of America Corp.	567,482	$ 13,670,641
Bank OZK	10,942	233,283
BOK Financial Corp.	2,813	144,898
Citigroup, Inc.	162,969	7,025,594
Citizens Financial Group, Inc.	41,733	1,055,010
Comerica, Inc.	14,216	543,762
Commerce Bancshares, Inc.	9,731	547,758
Community Bank System, Inc.	4,965	270,394
Cullen/Frost Bankers, Inc.	5,919	378,520
East West Bancorp, Inc.	14,554	476,498
Fifth Third Bancorp	70,874	1,511,034
Security	Shares	Value
Banks (continued)
First Citizens Bancshares, Inc., Class A	738	$ 235,260
First Financial Bankshares, Inc.	6,848	191,128
First Horizon National Corp.	54,450	513,463
First Republic Bank	10,259	1,118,846
Glacier Bancorp, Inc.	10,665	341,813
Huntington Bancshares, Inc.	98,239	900,852
JPMorgan Chase & Co.	216,160	20,809,723
KeyCorp	98,224	1,171,812
M&T Bank Corp.	12,767	1,175,713
People's United Financial, Inc.	43,663	450,165
Pinnacle Financial Partners, Inc.	6,534	232,545
PNC Financial Services Group, Inc. (The)	38,799	4,264,398
Popular, Inc.	7,596	275,507
Prosperity Bancshares, Inc.	9,152	474,348
Regions Financial Corp.	97,492	1,124,083
Signature Bank	5,585	463,499
SVB Financial Group(1)	2,656	639,087
Synovus Financial Corp.	14,374	304,298
TCF Financial Corp.	16,008	373,947
Truist Financial Corp.	120,034	4,567,294
U.S. Bancorp	132,751	4,759,123
United Bankshares, Inc.	11,906	255,622
Valley National Bancorp	35,278	241,654
Western Alliance Bancorp	8,451	267,221
Zions Bancorp NA	16,601	485,081
		$ 71,493,874
Beverages — 3.1%
Coca-Cola Co. (The)	242,536	$ 11,974,002
Keurig Dr Pepper, Inc.	55,136	1,521,754
PepsiCo, Inc.	62,282	8,632,285
		$ 22,128,041
Biotechnology — 4.2%
AbbVie, Inc.	53,569	$ 4,692,109
ACADIA Pharmaceuticals, Inc.(1)(2)	5,382	222,007
Agios Pharmaceuticals, Inc.(1)	6,434	225,190
Allakos, Inc.(1)(2)	3,169	258,115
Allogene Therapeutics, Inc.(1)	9,487	357,755
Alnylam Pharmaceuticals, Inc.(1)	5,411	787,842
Amgen, Inc.	18,034	4,583,521
Biogen, Inc.(1)	413	117,160
Biohaven Pharmaceutical Holding Co., Ltd.(1)	6,551	425,880
BioMarin Pharmaceutical, Inc.(1)	3,729	283,702
Blueprint Medicines Corp.(1)	7,553	700,163
Bridgebio Pharma, Inc.(1)(2)	10,016	375,800

7
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Biotechnology (continued)
ChemoCentryx, Inc.(1)	7,351	$ 402,835
Deciphera Pharmaceuticals, Inc.(1)	5,330	273,429
Denali Therapeutics, Inc.(1)	9,943	356,258
FibroGen, Inc.(1)	7,725	317,652
Gilead Sciences, Inc.	89,658	5,665,489
Global Blood Therapeutics, Inc.(1)	8,904	490,967
Halozyme Therapeutics, Inc.(1)	15,028	394,936
Immunomedics, Inc.(1)	29,233	2,485,682
Iovance Biotherapeutics, Inc.(1)	19,074	627,916
Mirati Therapeutics, Inc.(1)	5,153	855,656
Moderna, Inc.(1)	39,056	2,763,212
Momenta Pharmaceuticals, Inc.(1)	16,649	873,740
Natera, Inc.(1)	10,372	749,273
Sarepta Therapeutics, Inc.(1)	79	11,094
United Therapeutics Corp.(1)	5,914	597,314
Vir Biotechnology, Inc.(1)(2)	6,713	230,457
		$ 30,125,154
Building Products — 0.6%
Advanced Drainage Systems, Inc.	2,437	$ 152,166
Fortune Brands Home & Security, Inc.	8,858	766,394
Masco Corp.	2,566	141,464
Trane Technologies PLC	24,330	2,950,013
UFP Industries, Inc.	4,726	267,066
		$ 4,277,103
Capital Markets — 5.8%
Affiliated Managers Group, Inc.	4,085	$ 279,332
Ameriprise Financial, Inc.	12,322	1,898,943
Bank of New York Mellon Corp. (The)	90,121	3,094,755
BlackRock, Inc.	9,036	5,092,238
Charles Schwab Corp. (The)	105,345	3,816,649
CME Group, Inc.	18,768	3,140,074
E*Trade Financial Corp.	17,458	873,773
Franklin Resources, Inc.	27,467	558,954
Goldman Sachs Group, Inc. (The)	27,653	5,557,423
Houlihan Lokey, Inc.	1,654	97,669
Interactive Brokers Group, Inc., Class A	4,195	202,744
Intercontinental Exchange, Inc.	26,334	2,634,717
Invesco, Ltd.	36,023	411,023
KKR & Co., Inc.	54,759	1,880,424
Lazard, Ltd., Class A	11,260	372,143
LPL Financial Holdings, Inc.	5,101	391,094
Morgan Stanley	103,958	5,026,369
Northern Trust Corp.	20,188	1,574,058
Raymond James Financial, Inc.	11,901	865,917
Security	Shares	Value
Capital Markets (continued)
State Street Corp.	35,875	$ 2,128,464
Stifel Financial Corp.	6,346	320,854
T. Rowe Price Group, Inc.	3,940	505,187
TD Ameritrade Holding Corp.	25,276	989,555
Virtu Financial, Inc., Class A	7,697	177,108
		$ 41,889,467
Chemicals — 2.2%
Air Products & Chemicals, Inc.	12,053	$ 3,590,107
Ashland Global Holdings, Inc.	9,468	671,470
Axalta Coating Systems, Ltd.(1)	13,958	309,449
Celanese Corp.	11,577	1,243,949
Eastman Chemical Co.	20,125	1,572,165
Ecolab, Inc.	10,382	2,074,739
International Flavors & Fragrances, Inc.	10,858	1,329,562
LyondellBasell Industries NV, Class A	34,382	2,423,587
Mosaic Co. (The)	16,992	310,444
PPG Industries, Inc.	17,925	2,188,284
Quaker Chemical Corp.(2)	286	51,397
WR Grace & Co.	4,564	183,883
		$ 15,949,036
Commercial Services & Supplies — 0.8%
ADT, Inc.	545	$ 4,453
Cintas Corp.	63	20,968
MSA Safety, Inc.	1,141	153,088
Republic Services, Inc.	20,651	1,927,771
Tetra Tech, Inc.	4,367	417,048
UniFirst Corp.	851	161,154
Waste Management, Inc.	24,406	2,762,027
		$ 5,446,509
Communications Equipment — 1.2%
Cisco Systems, Inc.	183,533	$ 7,229,365
Juniper Networks, Inc.	30,189	649,063
Motorola Solutions, Inc.	3,186	499,597
		$ 8,378,025
Construction & Engineering — 0.6%
AECOM (1)	32,874	$ 1,375,448
EMCOR Group, Inc.	11,343	768,034
MasTec, Inc.(1)	11,280	476,016
Quanta Services, Inc.	27,880	1,473,737
		$ 4,093,235

8
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Construction Materials — 0.5%
Martin Marietta Materials, Inc.	8,233	$ 1,937,719
Vulcan Materials Co.	13,241	1,794,685
		$ 3,732,404
Consumer Finance — 1.9%
Ally Financial, Inc.	36,867	$ 924,256
American Express Co.	49,557	4,968,089
Capital One Financial Corp.	46,113	3,313,680
Credit Acceptance Corp.(1)(2)	239	80,935
Discover Financial Services	30,231	1,746,747
FirstCash, Inc.	2,224	127,235
OneMain Holdings, Inc.	7,768	242,750
Santander Consumer USA Holdings, Inc.	7,255	131,969
SLM Corp.	35,289	285,488
Synchrony Financial	58,442	1,529,427
		$ 13,350,576
Containers & Packaging — 1.1%
AptarGroup, Inc.	3,825	$ 432,990
Avery Dennison Corp.	10,176	1,300,900
Ball Corp.	5,803	482,345
Berry Global Group, Inc.(1)	15,905	768,530
Crown Holdings, Inc.(1)	12,663	973,278
Packaging Corp. of America	13,979	1,524,410
Silgan Holdings, Inc.	9,081	333,908
Sonoco Products Co.	15,346	783,720
WestRock Co.	38,252	1,328,875
		$ 7,928,956
Distributors — 0.3%
Genuine Parts Co.	12,851	$ 1,223,029
LKQ Corp.(1)	27,012	749,043
		$ 1,972,072
Diversified Consumer Services — 0.2%
Bright Horizons Family Solutions, Inc.(1)	1,311	$ 199,324
Chegg, Inc.(1)	118	8,430
Grand Canyon Education, Inc.(1)	1,017	81,299
H&R Block, Inc.	10,459	170,377
Service Corp. International	16,699	704,364
ServiceMaster Global Holdings, Inc.(1)	12,674	505,439
Strategic Education, Inc.	913	83,512
		$ 1,752,745
Diversified Financial Services — 0.3%
Cannae Holdings, Inc.(1)	8,670	$ 323,044
Security	Shares	Value
Diversified Financial Services (continued)
Equitable Holdings, Inc.	40,275	$ 734,616
Jefferies Financial Group, Inc.	29,046	522,828
Voya Financial, Inc.	12,621	604,925
		$ 2,185,413
Diversified Telecommunication Services — 4.8%
AT&T, Inc.	520,412	$ 14,836,946
CenturyLink, Inc.	104,096	1,050,329
Cogent Communications Holdings, Inc.	1,417	85,091
GCI Liberty, Inc., Class A(1)	9,020	739,279
Verizon Communications, Inc.	299,494	17,816,898
		$ 34,528,543
Electric Utilities — 2.3%
Alliant Energy Corp.	36,306	$ 1,875,205
Avangrid, Inc.	11,126	561,418
Eversource Energy	33,453	2,794,998
Hawaiian Electric Industries, Inc.	21,839	725,928
NextEra Energy, Inc.	23,883	6,628,966
Portland General Electric Co.	18,936	672,228
Xcel Energy, Inc.	50,247	3,467,545
		$ 16,726,288
Electrical Equipment — 1.6%
Acuity Brands, Inc.	5,770	$ 590,560
AMETEK, Inc.	8,846	879,292
Eaton Corp. PLC	38,038	3,881,017
Emerson Electric Co.	46,748	3,065,266
Hubbell, Inc.	6,821	933,386
nVent Electric PLC	25,465	450,476
Regal Beloit Corp.	5,952	558,714
Rockwell Automation, Inc.	3,745	826,447
Sensata Technologies Holding PLC(1)	11,235	484,678
		$ 11,669,836
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	10,217	$ 1,106,195
Arrow Electronics, Inc.(1)	6,799	534,809
Avnet, Inc.	7,890	203,878
Dolby Laboratories, Inc., Class A	2,687	178,094
IPG Photonics Corp.(1)	386	65,609
Jabil, Inc.	11,062	378,984
Littelfuse, Inc.	2,277	403,803
National Instruments Corp.	9,943	354,965
SYNNEX Corp.	3,876	542,873

9
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Trimble, Inc.(1)	6,642	$ 323,465
		$ 4,092,675
Entertainment — 1.6%
Activision Blizzard, Inc.	19,968	$ 1,616,409
Liberty Formula One Group, Series C(1)	3,707	134,453
Live Nation Entertainment, Inc.(1)	3,518	189,550
Madison Square Garden Sports Corp., Class A(1)	168	25,281
Walt Disney Co. (The)	74,578	9,253,638
		$ 11,219,331
Food & Staples Retailing — 3.9%
BJ's Wholesale Club Holdings, Inc.(1)	12,339	$ 512,686
Casey's General Stores, Inc.	3,555	631,546
Costco Wholesale Corp.	15,171	5,385,705
Kroger Co. (The)	83,752	2,840,030
Performance Food Group Co.(1)	16,083	556,794
Sprouts Farmers Market, Inc.(1)	8,109	169,721
Sysco Corp.	53,022	3,299,029
US Foods Holding Corp.(1)	29,115	646,935
Walmart, Inc.	99,010	13,852,489
		$ 27,894,935
Food Products — 3.4%
BellRing Brands, Inc., Class A(1)	1,373	$ 28,476
Beyond Meat, Inc.(1)(2)	6,572	1,091,346
Bunge, Ltd.	12,971	592,775
Campbell Soup Co.	16,316	789,205
Conagra Brands, Inc.	60,157	2,148,206
Darling Ingredients, Inc.(1)	21,131	761,350
Flowers Foods, Inc.	14,217	345,900
General Mills, Inc.	55,552	3,426,447
Hain Celestial Group, Inc. (The)(1)	8,356	286,611
Hershey Co. (The)	4,917	704,803
Hormel Foods Corp.(2)	19,050	931,355
Ingredion, Inc.	8,527	645,323
JM Smucker Co. (The)	12,524	1,446,772
Kellogg Co.	25,242	1,630,381
Kraft Heinz Co. (The)	74,920	2,243,854
Lamb Weston Holdings, Inc.	3,535	234,264
Lancaster Colony Corp.	302	53,998
McCormick & Co., Inc.	6,288	1,220,501
Mondelez International, Inc., Class A	85,913	4,935,702
Post Holdings, Inc.(1)	3,253	279,758
TreeHouse Foods, Inc.(1)	5,732	232,318
		$ 24,029,345
Security	Shares	Value
Gas Utilities — 0.5%
New Jersey Resources Corp.	18,513	$ 500,221
ONE Gas, Inc.	8,029	554,081
Southwest Gas Holdings, Inc.	11,675	736,693
Spire, Inc.	10,958	582,966
UGI Corp.	42,300	1,395,054
		$ 3,769,015
Health Care Equipment & Supplies — 1.7%
Abbott Laboratories	21,600	$ 2,350,728
Baxter International, Inc.	9,776	786,186
Danaher Corp.	19,759	4,254,705
Edwards Lifesciences Corp.(1)	13,523	1,079,406
Envista Holdings Corp.(1)	22,998	567,591
Hill-Rom Holdings, Inc.	396	33,070
Hologic, Inc.(1)	21,915	1,456,690
iRhythm Technologies, Inc.(1)	1,287	306,447
Nevro Corp.(1)	4,648	647,466
NuVasive, Inc.(1)	1,740	84,512
STERIS PLC	214	37,705
Tandem Diabetes Care, Inc.(1)	8,059	914,696
Teleflex, Inc.	111	37,787
		$ 12,556,989
Health Care Providers & Services — 3.7%
Anthem, Inc.	19,430	$ 5,218,704
Centene Corp.(1)	48,600	2,834,838
CVS Health Corp.	106,598	6,225,323
DaVita, Inc.(1)	11,373	974,097
Encompass Health Corp.	8,110	526,988
Guardant Health, Inc.(1)	10,754	1,202,082
HCA Healthcare, Inc.	23,478	2,927,237
Henry Schein, Inc.(1)	19,887	1,168,958
Humana, Inc.	6,635	2,746,160
LHC Group, Inc.(1)	405	86,087
Molina Healthcare, Inc.(1)	3,544	648,694
Quest Diagnostics, Inc.	15,695	1,796,920
		$ 26,356,088
Health Care Technology — 0.2%
Livongo Health, Inc.(1)	7,555	$ 1,058,078
Omnicell, Inc.(1)	457	34,119
		$ 1,092,197
Hotels, Restaurants & Leisure — 1.1%
Aramark	28,014	$ 740,970
Choice Hotels International, Inc.	277	23,811

10
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
Darden Restaurants, Inc.	16,765	$ 1,688,906
Dunkin' Brands Group, Inc.	625	51,194
Hyatt Hotels Corp., Class A(2)	2,373	126,647
Marriott International, Inc., Class A	19,982	1,849,934
Royal Caribbean Cruises, Ltd.(2)	18,828	1,218,736
Texas Roadhouse, Inc.	6,690	406,685
Vail Resorts, Inc.	2,184	467,311
Wendy's Co. (The)	6,436	143,491
Wyndham Destinations, Inc.	8,165	251,155
Wyndham Hotels & Resorts, Inc.	5,418	273,609
Yum! Brands, Inc.	8,371	764,272
		$ 8,006,721
Household Durables — 0.5%
Helen of Troy, Ltd.(1)	204	$ 39,478
KB Home	17,443	669,637
Leggett & Platt, Inc.	12,327	507,502
Mohawk Industries, Inc.(1)	5,013	489,219
Newell Brands, Inc.	34,979	600,240
Tempur Sealy International, Inc.(1)	3,485	310,827
TopBuild Corp.(1)	95	16,215
Whirlpool Corp.	5,419	996,500
		$ 3,629,618
Household Products — 0.9%
Church & Dwight Co., Inc.	3,570	$ 334,545
Clorox Co. (The)	2,601	546,652
Colgate-Palmolive Co.	10,609	818,484
Energizer Holdings, Inc.	860	33,661
Kimberly-Clark Corp.	16,226	2,395,931
Procter & Gamble Co. (The)	16,120	2,240,519
		$ 6,369,792
Independent Power and Renewable Electricity Producers — 0.4%
AES Corp. (The)	94,208	$ 1,706,107
Clearway Energy, Inc., Class C	19,293	520,139
Ormat Technologies, Inc.	5,699	336,868
		$ 2,563,114
Industrial Conglomerates — 1.0%
3M Co.	36,097	$ 5,782,018
Carlisle Cos., Inc.	7,214	882,777
Roper Technologies, Inc.	1,047	413,680
		$ 7,078,475
Security	Shares	Value
Insurance — 4.6%
Aflac, Inc.	66,960	$ 2,433,996
Allstate Corp. (The)	31,289	2,945,546
American Financial Group, Inc.	7,358	492,839
American International Group, Inc.	88,081	2,424,870
Arch Capital Group, Ltd.(1)	38,764	1,133,847
Assurant, Inc.	5,955	722,401
Axis Capital Holdings, Ltd.	8,898	391,868
Brighthouse Financial, Inc.(1)	9,571	257,556
Brown & Brown, Inc.	6,865	310,779
Everest Re Group, Ltd.	3,868	764,085
First American Financial Corp.	10,977	558,839
Globe Life, Inc.	10,267	820,333
Hanover Insurance Group, Inc. (The)	3,533	329,205
Hartford Financial Services Group, Inc. (The)	35,537	1,309,894
Kemper Corp.	6,223	415,883
Lincoln National Corp.	18,116	567,574
Marsh & McLennan Cos., Inc.	8,190	939,393
MetLife, Inc.	79,351	2,949,477
Primerica, Inc.	2,528	286,018
Principal Financial Group, Inc.	27,762	1,117,976
Progressive Corp. (The)	32,142	3,042,883
Prudential Financial, Inc.	40,276	2,558,331
Reinsurance Group of America, Inc.	6,818	649,005
RenaissanceRe Holdings, Ltd.	1,538	261,060
RLI Corp.	1,133	94,866
Selective Insurance Group, Inc.	6,424	330,772
Travelers Cos., Inc. (The)	25,769	2,787,948
Unum Group	19,124	321,857
White Mountains Insurance Group, Ltd.	246	191,634
Willis Towers Watson PLC	6,854	1,431,252
		$ 32,841,987
Interactive Media & Services — 0.0%(3)
ANGI Homeservices, Inc., Class A(1)(2)	5,173	$ 57,394
		$ 57,394
Internet & Direct Marketing Retail — 0.7%
Chewy, Inc., Class A(1)(2)	6,061	$ 332,325
eBay, Inc.	60,628	3,158,719
Qurate Retail, Inc., Series A	9,590	68,856
Wayfair, Inc., Class A(1)(2)	5,212	1,516,744
		$ 5,076,644
IT Services — 2.8%
Accenture PLC, Class A	3,498	$ 790,513
Amdocs, Ltd.	9,290	533,339

11
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
IT Services (continued)
Automatic Data Processing, Inc.	19,804	$ 2,762,460
Booz Allen Hamilton Holding Corp., Class A	2,543	211,018
Broadridge Financial Solutions, Inc.	576	76,032
Cognizant Technology Solutions Corp., Class A	28,819	2,000,615
DXC Technology Co.	24,686	440,645
Fastly, Inc., Class A(1)	7,854	735,763
Genpact, Ltd.	4,277	166,589
GoDaddy, Inc., Class A(1)	5,249	398,767
International Business Machines Corp.	69,426	8,447,061
LiveRamp Holdings, Inc.(1)	5,430	281,111
ManTech International Corp. / VA, Class A	1,448	99,738
MAXIMUS, Inc.	1,438	98,374
Okta, Inc.(1)	4,901	1,048,079
Paychex, Inc.	13,613	1,085,909
Perspecta, Inc.	5,399	105,011
Science Applications International Corp.	3,339	261,844
Switch, Inc., Class A	2,845	44,410
Twilio, Inc., Class A(1)	3,172	783,770
		$ 20,371,048
Leisure Products — 0.5%
Hasbro, Inc.	11,004	$ 910,251
Mattel, Inc.(1)	26,089	305,241
Peloton Interactive, Inc., Class A(1)	20,657	2,050,001
		$ 3,265,493
Life Sciences Tools & Services — 0.2%
10X Genomics, Inc., Class A(1)	6,570	$ 819,148
Adaptive Biotechnologies Corp.(1)	10,041	488,294
Bruker Corp.	723	28,739
Syneos Health, Inc.(1)	2,844	151,187
		$ 1,487,368
Machinery — 5.7%
AGCO Corp.	9,195	$ 682,913
Allison Transmission Holdings, Inc.	6,078	213,581
Caterpillar, Inc.	44,532	6,641,948
CNH Industrial NV(1)	149,176	1,166,556
Colfax Corp.(1)	4,485	140,650
Crane Co.	4,680	234,608
Cummins, Inc.	14,934	3,153,463
Deere & Co.	22,043	4,885,390
Donaldson Co., Inc.	4,854	225,323
Dover Corp.	15,634	1,693,787
Flowserve Corp.	18,913	516,136
Fortive Corp.	10,205	777,723
Security	Shares	Value
Machinery (continued)
Gates Industrial Corp. PLC(1)	3,874	$ 43,079
IDEX Corp.	3,317	605,054
Illinois Tool Works, Inc.	14,699	2,839,994
ITT, Inc.	10,713	632,603
Lincoln Electric Holdings, Inc.	4,167	383,531
Middleby Corp.(1)	7,980	715,886
Nordson Corp.	1,850	354,867
Oshkosh Corp.	10,454	768,369
PACCAR, Inc.	35,157	2,998,189
Parker-Hannifin Corp.	10,929	2,211,374
Pentair PLC	24,796	1,134,913
RBC Bearings, Inc.(1)	974	118,058
Rexnord Corp.	11,427	340,982
Snap-on, Inc.	4,827	710,196
Stanley Black & Decker, Inc.	17,520	2,841,744
Timken Co. (The)	9,927	538,242
Watts Water Technologies, Inc., Class A	2,637	264,095
Westinghouse Air Brake Technologies Corp.	22,873	1,415,381
Woodward, Inc.	6,648	532,904
Xylem, Inc.	12,708	1,068,997
		$ 40,850,536
Media — 2.8%
Charter Communications, Inc., Class A(1)	806	$ 503,218
Comcast Corp., Class A	288,643	13,352,625
Discovery, Inc., Class A(1)(2)	46,767	1,018,118
DISH Network Corp., Class A(1)	22,729	659,823
Interpublic Group of Cos., Inc. (The)	41,877	698,090
Liberty Broadband Corp., Class C(1)	2,823	403,322
New York Times Co. (The), Class A(2)	3,459	148,011
Nexstar Media Group, Inc., Class A	2,167	194,878
Omnicom Group, Inc.	23,947	1,185,376
ViacomCBS, Inc., Class B(2)	61,412	1,720,150
		$ 19,883,611
Metals & Mining — 0.6%
Nucor Corp.	44,520	$ 1,997,167
Reliance Steel & Aluminum Co.	13,021	1,328,663
Steel Dynamics, Inc.	41,841	1,197,908
		$ 4,523,738
Multiline Retail — 0.7%
Dollar General Corp.	2,593	$ 543,545
Kohl's Corp.	13,267	245,838
Target Corp.	28,401	4,470,885
		$ 5,260,268

12
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Multi-Utilities — 1.7%
Ameren Corp.	30,807	$ 2,436,217
CenterPoint Energy, Inc.	66,022	1,277,526
CMS Energy Corp.	36,458	2,238,886
Consolidated Edison, Inc.	38,299	2,979,662
Sempra Energy	28,666	3,392,908
		$ 12,325,199
Personal Products — 0.0%(3)
Coty, Inc., Class A(2)	23,120	$ 62,424
		$ 62,424
Pharmaceuticals — 3.3%
Axsome Therapeutics, Inc.(1)(2)	4,574	$ 325,898
Elanco Animal Health, Inc.(1)	31,669	884,515
Eli Lilly & Co.	4,313	638,410
Horizon Therapeutics PLC(1)	13,001	1,009,918
Merck & Co., Inc.	57,701	4,786,298
MyoKardia, Inc.(1)	6,979	951,447
Nektar Therapeutics(1)	17,569	291,470
Perrigo Co. PLC	9,586	440,093
Pfizer, Inc.	372,446	13,668,768
Reata Pharmaceuticals, Inc., Class A(1)(2)	3,760	366,299
		$ 23,363,116
Professional Services — 0.2%
ASGN, Inc.(1)	2,531	$ 160,870
CoreLogic, Inc.	329	22,264
FTI Consulting, Inc.(1)	144	15,260
ManpowerGroup, Inc.	6,589	483,171
Nielsen Holdings PLC	26,068	369,644
Robert Half International, Inc.	7,090	375,345
TriNet Group, Inc.(1)	1,620	96,098
		$ 1,522,652
Real Estate Management & Development — 0.4%
CBRE Group, Inc., Class A(1)	38,373	$ 1,802,380
Howard Hughes Corp. (The)(1)	6,467	372,499
Jones Lang LaSalle, Inc.	10,224	978,028
		$ 3,152,907
Road & Rail — 1.4%
AMERCO	939	$ 334,265
J.B. Hunt Transport Services, Inc.	2,106	266,156
Kansas City Southern	3,672	664,008
Knight-Swift Transportation Holdings, Inc.	4,646	189,092
Landstar System, Inc.	726	91,106
Security	Shares	Value
Road & Rail (continued)
Norfolk Southern Corp.	15,110	$ 3,233,389
Saia, Inc.(1)	343	43,266
Schneider National, Inc., Class B	3,466	85,714
Union Pacific Corp.	23,713	4,668,378
Werner Enterprises, Inc.	3,730	156,623
		$ 9,731,997
Semiconductors & Semiconductor Equipment — 2.1%
Analog Devices, Inc.	11,629	$ 1,357,569
Applied Materials, Inc.	7,181	426,910
Brooks Automation, Inc.	488	22,575
Cirrus Logic, Inc.(1)	1,904	128,425
Cree, Inc.(1)	9,005	573,979
Inphi Corp.(1)	2,209	247,960
Intel Corp.	143,090	7,409,200
Marvell Technology Group, Ltd.	12,881	511,376
Maxim Integrated Products, Inc.	14,655	990,825
MKS Instruments, Inc.	2,012	219,771
Qorvo, Inc.(1)	266	34,317
Skyworks Solutions, Inc.	1,120	162,960
Texas Instruments, Inc.	18,541	2,647,469
		$ 14,733,336
Software — 1.6%
ACI Worldwide, Inc.(1)	1,050	$ 27,436
Altair Engineering, Inc., Class A(1)	2,311	97,016
Anaplan, Inc.(1)	11,469	717,730
Appian Corp.(1)(2)	4,224	273,504
Avalara, Inc.(1)	7,330	933,402
Box, Inc., Class A(1)	10,753	186,672
Ceridian HCM Holding, Inc.(1)	3,450	285,142
Citrix Systems, Inc.	86	11,843
Cloudera, Inc.(1)(2)	25,572	278,479
Coupa Software, Inc.(1)	721	197,727
CrowdStrike Holdings, Inc., Class A(1)	2,243	308,009
Dropbox, Inc., Class A(1)	26,262	505,806
Dynatrace, Inc.(1)	15,807	648,403
Elastic NV(1)	4,925	531,358
Envestnet, Inc.(1)	944	72,839
Everbridge, Inc.(1)	68	8,550
FireEye, Inc.(1)	7,799	96,279
j2 Global, Inc.(1)	230	15,921
Medallia, Inc.(1)(2)	8,823	241,927
NortonLifeLock, Inc.	55,119	1,148,680
Nuance Communications, Inc.(1)	10,218	339,135
Nutanix, Inc., Class A(1)	17,759	393,895

13
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Software (continued)
Oracle Corp.	61,006	$ 3,642,058
Pegasystems, Inc.	1,518	183,739
Pluralsight, Inc., Class A(1)	7,700	131,901
SVMK, Inc.(1)	11,461	253,403
		$ 11,530,854
Specialty Retail — 1.6%
Advance Auto Parts, Inc.	4,652	$ 714,082
AutoNation, Inc.(1)	5,530	292,703
Best Buy Co., Inc.	21,049	2,342,543
CarMax, Inc.(1)	12,451	1,144,371
Dick's Sporting Goods, Inc.	5,569	322,334
Foot Locker, Inc.	9,924	327,790
Gap, Inc. (The)	1,648	28,065
L Brands, Inc.	9,995	317,941
Lithia Motors, Inc., Class A	2,058	469,101
Lowe's Cos., Inc.	23,384	3,878,470
Penske Automotive Group, Inc.	3,168	150,987
Tiffany & Co.	5,998	694,868
Tractor Supply Co.	261	37,412
Williams-Sonoma, Inc.	4,645	420,094
		$ 11,140,761
Technology Hardware, Storage & Peripherals — 1.2%
Dell Technologies, Inc., Class C(1)	23,688	$ 1,603,441
Hewlett Packard Enterprise Co.	121,109	1,134,791
HP, Inc.	132,371	2,513,725
NetApp, Inc.	21,750	953,520
Pure Storage, Inc., Class A(1)(2)	1,758	27,056
Seagate Technology PLC	24,292	1,196,867
Western Digital Corp.	27,985	1,022,852
Xerox Holdings Corp.	16,825	315,805
		$ 8,768,057
Textiles, Apparel & Luxury Goods — 0.5%
Carter's, Inc.	1,981	$ 171,515
Columbia Sportswear Co.	1,350	117,423
Hanesbrands, Inc.(2)	30,286	477,004
Levi Strauss & Co., Class A(2)	4,672	62,605
PVH Corp.	5,943	354,441
Ralph Lauren Corp., Class A	3,859	262,296
Skechers USA, Inc., Class A(1)	7,163	216,466
VF Corp.	28,423	1,996,716
		$ 3,658,466
Security	Shares	Value
Thrifts & Mortgage Finance — 0.2%
Essent Group, Ltd.	11,650	$ 431,166
MGIC Investment Corp.	30,099	266,677
New York Community Bancorp, Inc.	46,886	387,747
Radian Group, Inc.	17,556	256,493
TFS Financial Corp.	4,479	65,797
		$ 1,407,880
Trading Companies & Distributors — 0.5%
Air Lease Corp.	15,908	$ 468,013
HD Supply Holdings, Inc.(1)	22,289	919,198
MSC Industrial Direct Co., Inc., Class A	6,424	406,511
SiteOne Landscape Supply, Inc.(1)	641	78,170
United Rentals, Inc.(1)	7,187	1,254,131
W.W. Grainger, Inc.	1,489	531,231
		$ 3,657,254
Water Utilities — 0.5%
American States Water Co.	4,032	$ 302,199
American Water Works Co., Inc.	14,442	2,092,357
Essential Utilities, Inc.	37,457	1,507,644
		$ 3,902,200
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc.(1)	32,326	$ 3,696,801
United States Cellular Corp.(1)	1,196	35,318
		$ 3,732,119
Total Common Stocks (identified cost $669,625,098)		$ 711,076,138

14
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Short-Term Investments — 0.3%
Other — 0.0%(3)
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.13%(4)	67,932	$ 67,939
Total Other (identified cost $67,939)		$ 67,939
Securities Lending Collateral — 0.3%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09%(5)	2,079,261	$ 2,079,261
Total Securities Lending Collateral (identified cost $2,079,261)		$ 2,079,261
Total Short-Term Investments (identified cost $2,147,200)		$ 2,147,200
Total Investments — 99.5% (identified cost $671,772,298)		$ 713,223,338
Other Assets, Less Liabilities — 0.5%		$ 3,438,928
Net Assets — 100.0%		$ 716,662,266

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at September 30, 2020. The aggregate market value of securities on loan at September 30, 2020 was $10,341,105.
(3)	Amount is less than 0.05%.
(4)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2020.
(5)	Represents investment of cash collateral received in connection with securities lending.
15
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Statement of Assets and Liabilities

September 30, 2020
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $671,704,359) - including $10,341,105 of securities on loan	$ 713,155,399
Investments in securities of affiliated issuers, at value (identified cost $67,939)	67,939
Cash	66
Receivable for capital shares sold	9,842,984
Dividends receivable	779,314
Dividends receivable - affiliated	257
Securities lending income receivable	1,207
Receivable from affiliate	100,350
Directors' deferred compensation plan	155,849
Total assets	$724,103,365
Liabilities
Payable for capital shares redeemed	$ 372,167
Deposits for securities loaned	2,079,261
Payable to affiliates:
Investment advisory fee	68,427
Administrative fee	68,427
Distribution and service fees	9,754
Sub-transfer agency fee	2,398
Directors' deferred compensation plan	155,849
Accrued expenses	184,816
Demand note payable	4,500,000
Total liabilities	$ 7,441,099
Net Assets	$716,662,266
Sources of Net Assets
Paid-in capital	$ 678,136,781
Distributable earnings	38,525,485
Total	$716,662,266
Class A Shares
Net Assets	$ 47,992,711
Shares Outstanding	2,086,701
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 23.00
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$ 24.15
Class I Shares
Net Assets	$ 668,669,555
Shares Outstanding	28,876,541
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 23.16

On sales of $50,000 or more, the offering price of Class A shares is reduced.
16
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Statement of Operations

Year Ended
September 30, 2020
Investment Income
Dividend income (net of foreign taxes withheld of $1,366)	$ 13,901,437
Dividend income - affiliated issuers	941
Interest income	6,512
Securities lending income, net	21,005
Total investment income	$13,929,895
Expenses
Investment advisory fee	$ 653,487
Administrative fee	653,487
Distribution and service fees:
Class A	129,403
Directors' fees and expenses	21,459
Custodian fees	21,746
Transfer agency fees and expenses	418,141
Accounting fees	126,292
Professional fees	48,809
Registration fees	77,156
Reports to shareholders	32,294
Miscellaneous	45,450
Total expenses	$ 2,227,724
Waiver and/or reimbursement of expenses by affiliate	$ (781,138)
Reimbursement of expenses - other	(7,006)
Net expenses	$ 1,439,580
Net investment income	$12,490,315
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (6,804,011)
Investment securities - affiliated issuers	16
Net realized loss	$ (6,803,995)
Change in unrealized appreciation (depreciation):
Investment securities	$ 11,843,070
Net change in unrealized appreciation (depreciation)	$11,843,070
Net realized and unrealized gain	$ 5,039,075
Net increase in net assets from operations	$17,529,390
17
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Statements of Changes in Net Assets

	Year Ended September 30,
	2020	2019
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 12,490,315	$ 7,374,093
Net realized gain (loss)	(6,803,995)	328,259
Net change in unrealized appreciation (depreciation)	11,843,070	7,984,314
Net increase in net assets from operations	$ 17,529,390	$ 15,686,666
Distributions to shareholders:
Class A	$ (1,099,890)	$ (1,701,251)
Class I	(9,535,771)	(10,772,221)
Total distributions to shareholders	$ (10,635,661)	$ (12,473,472)
Capital share transactions:
Class A	$ (3,711,209)	$ 8,682,178
Class I	291,598,809	111,130,215
Net increase in net assets from capital share transactions	$287,887,600	$119,812,393
Net increase in net assets	$294,781,329	$123,025,587
Net Assets
At beginning of year	$ 421,880,937	$ 298,855,350
At end of year	$716,662,266	$421,880,937
18
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Financial Highlights

	Class A
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 23.38	$ 23.60	$ 23.02	$ 20.10	$ 17.85
Income (Loss) From Operations
Net investment income(1)	$ 0.46	$ 0.43	$ 0.41	$ 0.46	$ 0.38
Net realized and unrealized gain (loss)	(0.35)	0.25	1.68	2.87	1.98
Total income from operations	$ 0.11	$ 0.68	$ 2.09	$ 3.33	$ 2.36
Less Distributions
From net investment income	$ (0.34)	$ (0.34)	$ (0.35)	$ (0.35)	$ (0.11)
From net realized gain	(0.15)	(0.56)	(1.16)	(0.06)	— (2)
Total distributions	$ (0.49)	$ (0.90)	$ (1.51)	$ (0.41)	$ (0.11)
Net asset value — End of year	$ 23.00	$ 23.38	$ 23.60	$ 23.02	$ 20.10
Total Return(3)	0.35%	3.18%	9.30%	16.72%	13.24%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$47,993	$52,888	$44,047	$33,233	$22,309
Ratios (as a percentage of average daily net assets):(4)
Total expenses	0.63%	0.68%	0.71%	0.84%	0.85%
Net expenses	0.49%	0.51%	0.57%	0.57%	0.57%
Net investment income	2.07%	1.95%	1.80%	2.09%	2.04%
Portfolio Turnover	32%	39%	67%	73%	53%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
19
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Financial Highlights — continued

	Class I
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value — Beginning of year	$ 23.53	$ 23.74	$ 23.12	$ 20.18	$ 17.87
Income (Loss) From Operations
Net investment income(1)	$ 0.52	$ 0.50	$ 0.50	$ 0.53	$ 0.45
Net realized and unrealized gain (loss)	(0.35)	0.25	1.67	2.89	1.97
Total income from operations	$ 0.17	$ 0.75	$ 2.17	$ 3.42	$ 2.42
Less Distributions
From net investment income	$ (0.39)	$ (0.40)	$ (0.39)	$ (0.42)	$ (0.11)
From net realized gain	(0.15)	(0.56)	(1.16)	(0.06)	— (2)
Total distributions	$ (0.54)	$ (0.96)	$ (1.55)	$ (0.48)	$ (0.11)
Net asset value — End of year	$ 23.16	$ 23.53	$ 23.74	$ 23.12	$ 20.18
Total Return(3)	0.63%	3.46%	9.67%	17.15%	13.60%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$668,670	$368,993	$254,809	$85,240	$67,315
Ratios (as a percentage of average daily net assets):(4)
Total expenses	0.38%	0.43%	0.47%	0.46%	0.47%
Net expenses	0.24%	0.23%	0.22%	0.22%	0.22%
Net investment income	2.31%	2.22%	2.15%	2.43%	2.38%
Portfolio Turnover	32%	39%	67%	73%	53%

(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
20
See Notes to Financial Statements.

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Notes to Financial Statements

1  Significant Accounting Policies
Calvert US Large-Cap Value Responsible Index Fund (the Fund) is a diversified series of Calvert Responsible Index Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to track the performance of the Calvert US Large-Cap Value Responsible Index, which measures the investment return of large-capitalization stocks.
The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
21

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of September 30, 2020, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 711,076,138(1)	$ —	$ —	$ 711,076,138
Short-Term Investments:
Other	—	67,939	—	67,939
Securities Lending Collateral	2,079,261	—	—	2,079,261
Total Investments	$713,155,399	$67,939	$ —	$713,223,338

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. EVM is a wholly-owned subsidiary of Eaton Vance Corp. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at annual rate of 0.12% of the Fund’s average daily net assets. For the year ended September 30, 2020, the investment advisory fee amounted to $653,487. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.49% and 0.24% for Class A and Class I, respectively, of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2021. For the year ended September 30, 2020, CRM waived or reimbursed expenses of $781,138.
22

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Notes to Financial Statements — continued

The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A and Class I and is payable monthly. For the year ended September 30, 2020, CRM was paid administrative fees of $653,487.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2020 amounted to $129,403 for Class A shares.
The Fund was informed that EVD received $20,147 as its portion of the sales charge on sales of Class A shares and less than $100 of contingent deferred sales charges paid by Fund shareholders for the year ended September 30, 2020.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2020, sub-transfer agency fees and expenses incurred to EVM amounted to $13,938 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $20,000 annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an Advisory Council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consists of CRM’s Chief Executive Officer and three (four prior to December 31, 2019) additional members. Each member (other than CRM’s Chief Executive Officer) received annual compensation of $75,000, which was being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ending December 31, 2020, each member (other than CRM’s Chief Executive Officer) is expected to be compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, shall be borne by the Calvert funds. For the year ended September 30, 2020, the Fund’s allocated portion of the Advisory Council compensation and fees was $7,765 and the reimbursement was $7,006, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
3  Investment Activity
During the year ended September 30, 2020, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $457,981,410 and $171,700,553, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2020 and September 30, 2019 was as follows:
	Year Ended September 30,
	2020	2019
Ordinary income	$7,689,903	$7,689,642
Long-term capital gains	$2,945,758	$4,783,830
During the year ended September 30, 2020, distributable earnings was decreased by $1,043,539 and paid-in capital was increased by $1,043,539 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
23

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Notes to Financial Statements — continued

As of September 30, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$10,942,134
Net unrealized appreciation	$27,583,351
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2020, as determined on a federal income tax basis, were as follows:
Aggregate cost	$685,639,987
Gross unrealized appreciation	$ 63,654,135
Gross unrealized depreciation	(36,070,784)
Net unrealized appreciation	$ 27,583,351
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2020, the total value of securities on loan was $10,341,105 and the total value of collateral received was $10,761,422, comprised of cash of $2,079,261 and U.S. government and/or agencies securities of $8,682,161.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2020.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$2,079,261	$ —	$ —	$ —	$2,079,261
The carrying amount of the liability for deposits for securities loaned at September 30, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2020.
6  Line of Credit
Effective October 29, 2019, the Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 27, 2020. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
24

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Notes to Financial Statements — continued

Prior to October 29, 2019, the Fund participated with other funds managed by CRM in a $100 million committed unsecured line of credit agreement with SSBT, which was terminated by the Calvert funds. Borrowings bore interest at the higher of the one-month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds rate, plus 1.00% per annum. A commitment fee of 0.20% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds.
At September 30, 2020, the Fund had a balance outstanding pursuant to this line of credit of $4,500,000 at an annual interest rate of 1.09%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at September 30, 2020. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2020. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2020. Effective October 27, 2020, the Fund renewed its line of credit agreement, which expires October 26, 2021, at substantially the same terms.
7  Affiliated Funds
At September 30, 2020, the value of the Fund’s investment in affiliated funds was $67,939, which represents less than 0.05% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2020 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$ —	$55,238,263	$(55,170,340)	$16	$ —	$67,939	$941	67,932
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares for the years ended September 30, 2020 and September 30, 2019 were as follows:
	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,014,961	$ 22,063,690	796,134	$ 17,569,473
Reinvestment of distributions	37,527	904,779	66,830	1,457,552
Shares redeemed	(1,227,904)	(26,679,678)	(467,328)	(10,344,847)
Net increase (decrease)	(175,416)	$ (3,711,209)	395,636	$ 8,682,178
Class I
Shares sold	17,942,510	$ 391,152,511	6,880,840	$ 152,786,529
Reinvestment of distributions	283,192	6,858,915	342,232	7,498,299
Shares redeemed	(5,028,475)	(106,412,617)	(2,276,786)	(49,154,613)
Net increase	13,197,227	$ 291,598,809	4,946,286	$111,130,215
25

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Notes to Financial Statements — continued

9  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
10  Subsequent Event
On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may result in the automatic termination of the Fund’s investment advisory agreement, and any related sub-advisory agreement(s), if applicable. Thus, the Fund’s Board will be asked to approve a new investment advisory agreement (and new sub-advisory agreement(s), if applicable). If approved by the Fund’s Board, the new investment advisory agreement (and new sub-advisory agreement(s), if applicable) is expected to be presented to Fund shareholders for approval, and, if approved, would take effect upon the closing of the transaction.
26

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Calvert Responsible Index Series, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert US Large-Cap Value Responsible Index Fund (the Fund), a series of Calvert Responsible Index Series, Inc., including the schedule of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, brokers and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2020
27

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and dividends received deduction for corporations.
Qualified Dividend Income. For the fiscal year ended September 30, 2020, the Fund designates approximately $8,856,890, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2020 ordinary income dividends, 97.04% qualifies for the corporate dividends received deduction.
28

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
29

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Management and Organization

Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director & President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Directors
Richard L. Baird, Jr. 1948	Director	2000	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair & Director	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr.(2) 1948	Director	2000	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram), (November 1999-September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Director	2000	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
30

Calvert
US Large-Cap Value Responsible Index Fund
September 30, 2020
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Directors (continued)
Anthony A. Williams 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization).

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of
Eaton Vance and certain of its affiliates and officer of 156 registered
			investment companies advised or administered by Eaton Vance.
James F. Kirchner(3) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 156 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Mr. Guffey is currently married to Rebecca L. Adamson, who served as a member of the Advisory Council through December 31, 2019.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
31

Calvert Funds
IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.
•	At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.
•	On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.
•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.
•	We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.calvert.com.
Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management's Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
32

Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103-2499
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24191     9.30.20

Calvert
US Mid-Cap Core Responsible Index Fund
Annual Report
September 30, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.
E-Delivery Sign-Up - Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2020
Calvert
US Mid-Cap Core Responsible Index Fund

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period that began October 1, 2019, included some of the best and worst U.S. equity performances in over a decade.
The period began with stocks rallying in the closing months of 2019, supported by better-than-expected U.S. employment reports, cautious optimism about a détente in U.S.-China trade relations, and interest rate reductions by the U.S. Federal Reserve (the Fed). In July 2019, the Fed cut rates for the first time in over a decade, followed by two additional rate cuts in September and October.
In January 2020, however, news of the novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and brought about a global economic slowdown. Equity markets along with credit markets declined in value amid unprecedented volatility.
In response, the Fed announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would maintain rates around zero for the foreseeable future and use all the tools at its disposal to support the U.S. economy.
These moves helped calm the markets and initiated a new equity rally that began in April and lasted through most of the summer. As consumers started to emerge from coronavirus lockdowns and factories gradually resumed production, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis.
In September 2020, however, the equity rally stalled, as stock prices on Wall Street began to reflect the reality on Main Street. In the final weeks of the period, coronavirus cases were on the rise in more than 30 states. Of the 22 million U.S. jobs lost in the early months of the pandemic, only 11 million jobs had returned, and 26.5 million Americans were collecting unemployment benefits. Reflecting concerns about the economic outlook for fall and winter, most U.S. stock indexes reported negative returns for the final month of the period.
For the period as a whole, largely positive equity returns belied the dramatic volatility during the period. The S&P 500® Index, a broad measure of U.S. stocks, returned 15.15%; the blue-chip Dow Jones Industrial Average® returned 5.70%; and the technology-laden Nasdaq Composite Index returned 40.96%. Large-cap U.S. stocks, as measured by the S&P 500® Index and Russell 1000® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks significantly outpaced value stocks, which were in negative territory in both large- and small-cap categories, as measured by the Russell growth and value indexes.
Fund Performance
For the 12-month period ended September 30, 2020, Calvert US Mid-Cap Core Responsible Index Fund (the Fund) returned 10.60% for Class A shares at net asset value (NAV). The Fund outperformed its primary benchmark, the Russell Midcap® Index (the Russell Index), which returned 4.55%; and underperformed its secondary benchmark, the Calvert US Mid-Cap Core Responsible Index (the Calvert Index), which returned 10.80% during the period.
The Fund’s underperformance versus the Calvert Index was due to Fund expenses and fees, which the Calvert Index does not incur.
Seven of the Fund’s 11 market sectors delivered positive returns during the period. The strongest-performing sectors were health care, information technology, and industrials. The weakest- performing sectors were energy, financials, and real estate.
The Fund’s outperformance versus the Russell Index was due largely to the Fund’s underweight exposure, relative to the Russell Index, to the real estate and energy sectors; and overweight exposure and stock selections in the health care sector.
The Fund’s underweight exposure to the energy sector helped performance relative to the Russell Index due to a global oversupply of oil and natural gas — a condition that drove down energy prices before the global pandemic — and a dramatic drop in demand during the pandemic. Both factors led the sector to underperform the Russell Index during the period.
The Fund’s underweight exposure to the real estate sector contributed to relative performance versus the Russell Index as well. As result of the pandemic, brick-and-mortar businesses experienced reduced sales or closed, more employees worked remotely, landlords saw tenants leave or fall behind in their lease payments, and real estate stocks generally declined during the period.
The health care sector, in contrast, outperformed the Russell Index as coronavirus vaccine development and demand for therapeutics and patient care ramped up during the period. As a result, the Fund’s overweight exposure to the sector helped relative performance versus the Russell Index. Within health care, the Fund’s overweight position in Teladoc Health, Inc., a provider of telehealth virtual health care visits, appreciated in value as large numbers of patients turned to virtual visits during the pandemic.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Performance

Portfolio Manager Thomas C. Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/30/2015	10/30/2015	10.60%	—%	9.98%
Class A with 4.75% Maximum Sales Charge	—	—	5.34	—	8.90
Class I at NAV	10/30/2015	10/30/2015	10.91	—	10.33

Russell Midcap® Index	—	—	4.55%	10.12%	8.96%
Calvert US Mid-Cap Core Responsible Index	—	—	10.80	—	10.63

% Total Annual Operating Expense Ratios[3]	Class A	Class I
Gross	0.91%	0.65%
Net	0.50	0.25
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$100,000	10/30/2015	$162,263	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Fund Profile

Sector Allocation (% of net assets)*

* Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)*
DocuSign, Inc.	0.6%
IDEXX Laboratories, Inc.	0.5
CoStar Group, Inc.	0.5
Cummins, Inc.	0.5
Johnson Controls International PLC	0.5
Cadence Design Systems, Inc.	0.5
Trane Technologies PLC	0.5
PACCAR, Inc.	0.5
PPG Industries, Inc.	0.5
ANSYS, Inc.	0.5
Total	5.1%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
4

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell Midcap® Index is an unmanaged index of U.S. mid-cap stocks. Calvert US Mid-Cap Core Responsible Index (the “Calvert Index”) is composed of common stocks of mid-sized companies that operate their businesses in a manner that is consistent with the Calvert Principles for Responsible Investment. Mid-size companies are the 1,000 largest publicly traded U.S. companies based on market capitalization, excluding real estate investment trusts, business development companies and approximately the 200 largest publicly traded U.S. companies. The Calvert Principles of Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance. Stocks are weighted in the Calvert Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.

5

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 to September 30, 2020).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/20)	Ending Account Value (9/30/20)	Expenses Paid During Period* (4/1/20 – 9/30/20)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,363.10	$2.89 **	0.49%
Class I	$1,000.00	$1,365.20	$1.42 **	0.24%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.55	$2.48 **	0.49%
Class I	$1,000.00	$1,023.80	$1.21 **	0.24%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2020.
**	Absent a waiver and/or reimbursement of expenses by affiliates, expenses would be higher.
6

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Schedule of Investments

Common Stocks — 99.3%

Security	Shares	Value
Aerospace & Defense — 0.6%
Axon Enterprise, Inc.(1)	1,143	$ 103,670
Curtiss-Wright Corp.	721	67,240
HEICO Corp.	827	86,554
Hexcel Corp.	1,370	45,964
Mercury Systems, Inc.(1)	872	67,545
Teledyne Technologies, Inc.(1)	653	202,567
		$ 573,540
Air Freight & Logistics — 0.5%
C.H. Robinson Worldwide, Inc.	2,286	$ 233,606
Expeditors International of Washington, Inc.	2,886	261,241
		$ 494,847
Airlines — 1.0%
Alaska Air Group, Inc.	2,038	$ 74,652
American Airlines Group, Inc.(2)	8,663	106,468
Delta Air Lines, Inc.	11,197	342,404
JetBlue Airways Corp.(1)	4,648	52,662
Southwest Airlines Co.	10,203	382,613
		$ 958,799
Auto Components — 0.9%
Aptiv PLC	4,613	$ 422,920
Autoliv, Inc.	1,461	106,478
BorgWarner, Inc.	3,578	138,612
Gentex Corp.	4,286	110,364
Lear Corp.	1,020	111,231
		$ 889,605
Automobiles — 0.6%
Ford Motor Co.	65,358	$ 435,284
Harley-Davidson, Inc.	2,534	62,184
Thor Industries, Inc.	926	88,211
		$ 585,679
Banks — 3.0%
Bank OZK	2,087	$ 44,495
BOK Financial Corp.	497	25,600
Citizens Financial Group, Inc.	6,866	173,572
Comerica, Inc.	2,163	82,735
Commerce Bancshares, Inc.	1,755	98,789
Community Bank System, Inc.	864	47,053
Cullen/Frost Bankers, Inc.	871	55,700
East West Bancorp, Inc.	2,285	74,811
Security	Shares	Value
Banks (continued)
Fifth Third Bancorp	11,992	$ 255,669
First Citizens Bancshares, Inc., Class A	92	29,328
First Financial Bankshares, Inc.	2,038	56,881
First Horizon National Corp.	8,999	84,861
First Republic Bank	2,799	305,259
Glacier Bancorp, Inc.	1,596	51,152
Huntington Bancshares, Inc.	16,488	151,195
KeyCorp	16,521	197,096
M&T Bank Corp.	2,168	199,651
People's United Financial, Inc.	6,969	71,850
Pinnacle Financial Partners, Inc.	1,219	43,384
Popular, Inc.	1,344	48,747
Prosperity Bancshares, Inc.	1,482	76,812
Regions Financial Corp.	15,465	178,311
Signature Bank	873	72,450
SVB Financial Group(1)	875	210,543
Synovus Financial Corp.	2,280	48,268
TCF Financial Corp.	2,323	54,265
United Bankshares, Inc.	1,974	42,382
Valley National Bancorp	6,110	41,854
Western Alliance Bancorp	1,548	48,948
Zions Bancorp NA	2,523	73,722
		$ 2,945,383
Biotechnology — 4.4%
ACADIA Pharmaceuticals, Inc.(1)(2)	1,768	$ 72,930
Acceleron Pharma, Inc.(1)	865	97,338
Agios Pharmaceuticals, Inc.(1)	966	33,810
Alexion Pharmaceuticals, Inc.(1)	3,670	419,958
Allakos, Inc.(1)(2)	395	32,173
Allogene Therapeutics, Inc.(1)	1,147	43,253
Alnylam Pharmaceuticals, Inc.(1)	1,935	281,736
Amicus Therapeutics, Inc.(1)	4,226	59,671
Arena Pharmaceuticals, Inc.(1)	961	71,873
Arrowhead Pharmaceuticals, Inc.(1)	1,468	63,212
Biohaven Pharmaceutical Holding Co., Ltd.(1)	823	53,503
BioMarin Pharmaceutical, Inc.(1)	3,054	232,348
Bluebird Bio, Inc.(1)	1,014	54,705
Blueprint Medicines Corp.(1)	886	82,132
Bridgebio Pharma, Inc.(1)(2)	1,155	43,336
ChemoCentryx, Inc.(1)	887	48,608
Deciphera Pharmaceuticals, Inc.(1)	649	33,294
Denali Therapeutics, Inc.(1)	1,141	40,882
Emergent BioSolutions, Inc.(1)	776	80,184
Exact Sciences Corp.(1)	2,440	248,758
Exelixis, Inc.(1)	4,872	119,120
FibroGen, Inc.(1)	1,382	56,828

7
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Biotechnology (continued)
Global Blood Therapeutics, Inc.(1)	1,005	$ 55,416
Halozyme Therapeutics, Inc.(1)	2,285	60,050
Immunomedics, Inc.(1)	3,359	285,616
Incyte Corp.(1)	3,011	270,207
Ionis Pharmaceuticals, Inc.(1)	2,179	103,394
Iovance Biotherapeutics, Inc.(1)	2,280	75,058
Mirati Therapeutics, Inc.(1)	584	96,973
Moderna, Inc.(1)	5,423	383,677
Momenta Pharmaceuticals, Inc.(1)	2,037	106,902
Natera, Inc.(1)	1,237	89,361
Neurocrine Biosciences, Inc.(1)	1,541	148,183
PTC Therapeutics, Inc.(1)	1,131	52,874
Sarepta Therapeutics, Inc.(1)	1,223	171,746
Ultragenyx Pharmaceutical, Inc.(1)	901	74,053
United Therapeutics Corp.(1)	696	70,296
Vir Biotechnology, Inc.(1)(2)	900	30,897
		$ 4,344,355
Building Products — 2.5%
AAON, Inc.	706	$ 42,537
Advanced Drainage Systems, Inc.	931	58,132
Allegion PLC	1,655	163,696
Armstrong World Industries, Inc.	707	48,649
Carrier Global Corp.	13,414	409,663
Fortune Brands Home & Security, Inc.	2,135	184,720
Johnson Controls International PLC	11,953	488,280
Masco Corp.	4,146	228,569
Owens Corning	2,501	172,094
Trane Technologies PLC	3,885	471,056
Trex Co., Inc.(1)	1,842	131,887
UFP Industries, Inc.	871	49,220
		$ 2,448,503
Capital Markets — 3.7%
Affiliated Managers Group, Inc.	741	$ 50,670
Ameriprise Financial, Inc.	2,019	311,148
Ares Management Corp., Class A	1,821	73,605
Cboe Global Markets, Inc.	1,770	155,300
Cohen & Steers, Inc.	367	20,457
E*Trade Financial Corp.	3,748	187,587
FactSet Research Systems, Inc.	723	242,118
Franklin Resources, Inc.	4,381	89,153
Hamilton Lane, Inc., Class A	593	38,302
Houlihan Lokey, Inc.	767	45,291
Interactive Brokers Group, Inc., Class A	1,144	55,290
Invesco, Ltd.	5,972	68,141
Security	Shares	Value
Capital Markets (continued)
KKR & Co., Inc.	8,843	$ 303,669
Lazard, Ltd., Class A	1,890	62,464
LPL Financial Holdings, Inc.	1,261	96,681
MarketAxess Holdings, Inc.	604	290,880
Morningstar, Inc.	445	71,471
Nasdaq, Inc.	1,882	230,940
Northern Trust Corp.	3,378	263,383
Owl Rock Capital Corp.	5,758	69,441
Raymond James Financial, Inc.	1,997	145,302
SEI Investments Co.	2,110	107,019
State Street Corp.	5,737	340,376
Stifel Financial Corp.	1,107	55,970
TD Ameritrade Holding Corp.	4,287	167,836
Virtu Financial, Inc., Class A	1,505	34,630
		$ 3,577,124
Chemicals — 2.1%
Ashland Global Holdings, Inc.	1,129	$ 80,069
Axalta Coating Systems, Ltd.(1)	3,630	80,477
Celanese Corp.	2,123	228,116
Eastman Chemical Co.	2,401	187,566
FMC Corp.	2,397	253,866
International Flavors & Fragrances, Inc.	1,938	237,308
LyondellBasell Industries NV, Class A	4,609	324,888
Mosaic Co. (The)	6,061	110,735
PPG Industries, Inc.	3,837	468,421
Quaker Chemical Corp.(2)	230	41,333
WR Grace & Co.	1,147	46,213
		$ 2,058,992
Commercial Services & Supplies — 1.2%
ADT, Inc.	2,346	$ 19,167
Cintas Corp.	1,381	459,638
Copart, Inc.(1)	3,293	346,292
IAA, Inc.(1)	2,128	110,805
MSA Safety, Inc.	636	85,332
Tetra Tech, Inc.	1,537	146,783
UniFirst Corp.	218	41,283
		$ 1,209,300
Communications Equipment — 1.1%
Arista Networks, Inc.(1)	904	$ 187,065
Ciena Corp.(1)	2,414	95,812
F5 Networks, Inc.(1)	1,053	129,277
Juniper Networks, Inc.	5,255	112,982
Lumentum Holdings, Inc.(1)	1,220	91,658

8
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Communications Equipment (continued)
Motorola Solutions, Inc.	2,775	$ 435,148
		$ 1,051,942
Construction & Engineering — 0.5%
AECOM (1)	4,051	$ 169,494
EMCOR Group, Inc.	1,743	118,018
MasTec, Inc.(1)	1,805	76,171
Quanta Services, Inc.	3,243	171,425
		$ 535,108
Construction Materials — 0.6%
Martin Marietta Materials, Inc.	1,239	$ 291,611
Vulcan Materials Co.	2,405	325,974
		$ 617,585
Consumer Finance — 1.0%
Ally Financial, Inc.	6,086	$ 152,576
Credit Acceptance Corp.(1)(2)	208	70,437
Discover Financial Services	5,146	297,336
FirstCash, Inc.	620	35,470
LendingTree, Inc.(1)	125	38,361
OneMain Holdings, Inc.	1,393	43,531
Santander Consumer USA Holdings, Inc.	1,228	22,337
SLM Corp.	5,862	47,424
Synchrony Financial	9,509	248,851
		$ 956,323
Containers & Packaging — 1.6%
AptarGroup, Inc.	1,140	$ 129,048
Avery Dennison Corp.	1,480	189,203
Ball Corp.	5,455	453,420
Berry Global Group, Inc.(1)	2,360	114,035
Crown Holdings, Inc.(1)	2,388	183,542
Packaging Corp. of America	1,667	181,786
Silgan Holdings, Inc.	1,326	48,757
Sonoco Products Co.	1,815	92,692
WestRock Co.	4,563	158,519
		$ 1,551,002
Distributors — 0.6%
Genuine Parts Co.	2,250	$ 214,133
LKQ Corp.(1)	4,706	130,497
Pool Corp.	623	208,418
		$ 553,048
Security	Shares	Value
Diversified Consumer Services — 0.8%
Bright Horizons Family Solutions, Inc.(1)	995	$ 151,280
Chegg, Inc.(1)(2)	2,384	170,313
frontdoor, Inc.(1)	1,548	60,232
Grand Canyon Education, Inc.(1)	853	68,189
H&R Block, Inc.	3,727	60,713
Service Corp. International	3,291	138,814
ServiceMaster Global Holdings, Inc.	2,500	99,700
Strategic Education, Inc.	498	45,552
		$ 794,793
Diversified Financial Services — 0.3%
Cannae Holdings, Inc.(1)	1,440	$ 53,654
Equitable Holdings, Inc.	6,697	122,153
Jefferies Financial Group, Inc.	3,962	71,316
Voya Financial, Inc.	2,018	96,723
		$ 343,846
Diversified Telecommunication Services — 0.4%
CenturyLink, Inc.	18,021	$ 181,832
Cogent Communications Holdings, Inc.	637	38,252
GCI Liberty, Inc., Class A(1)	1,562	128,021
Iridium Communications, Inc.(1)	2,003	51,237
		$ 399,342
Electric Utilities — 0.6%
Alliant Energy Corp.	4,770	$ 246,370
Avangrid, Inc.	1,912	96,480
Hawaiian Electric Industries, Inc.	3,563	118,434
Portland General Electric Co.	2,946	104,583
		$ 565,867
Electrical Equipment — 1.6%
Acuity Brands, Inc.	714	$ 73,078
AMETEK, Inc.	3,936	391,238
Generac Holdings, Inc.(1)	1,123	217,458
Hubbell, Inc.	965	132,051
nVent Electric PLC	2,968	52,504
Regal Beloit Corp.	691	64,864
Rockwell Automation, Inc.	1,896	418,409
Sensata Technologies Holding PLC(1)	2,852	123,035
Vertiv Holdings Co.(1)(2)	4,000	69,280
		$ 1,541,917
Electronic Equipment, Instruments & Components — 2.0%
Arrow Electronics, Inc.(1)	1,234	$ 97,066
Avnet, Inc.	1,380	35,659

9
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Coherent, Inc.(1)	404	$ 44,816
Corning, Inc.	12,744	413,033
Dolby Laboratories, Inc., Class A	1,084	71,848
II-VI, Inc.(1)	1,831	74,265
IPG Photonics Corp.(1)	564	95,863
Jabil, Inc.	2,133	73,077
Keysight Technologies, Inc.(1)	3,369	332,790
Littelfuse, Inc.	434	76,966
National Instruments Corp.	1,909	68,151
Novanta, Inc.(1)	594	62,572
SYNNEX Corp.	630	88,238
Trimble, Inc.(1)	4,502	219,247
Zebra Technologies Corp., Class A(1)	896	226,204
		$ 1,979,795
Energy Equipment & Services — 0.2%
Baker Hughes Co.	13,647	$ 181,369
		$ 181,369
Entertainment — 1.2%
Liberty Formula One Group, Series C(1)	3,766	$ 136,593
Live Nation Entertainment, Inc.(1)	2,826	152,265
Madison Square Garden Sports Corp., Class A(1)	310	46,649
Roku, Inc.(1)	1,646	310,765
Take-Two Interactive Software, Inc.(1)	1,871	309,127
World Wrestling Entertainment, Inc., Class A	909	36,787
Zynga, Inc., Class A(1)	16,496	150,443
		$ 1,142,629
Food & Staples Retailing — 0.9%
BJ's Wholesale Club Holdings, Inc.(1)	2,129	$ 88,460
Casey's General Stores, Inc.	665	118,137
Grocery Outlet Holding Corp.(1)	1,150	45,218
Kroger Co. (The)	12,856	435,947
Performance Food Group Co.(1)	2,232	77,272
Sprouts Farmers Market, Inc.(1)	1,978	41,400
US Foods Holding Corp.(1)	3,973	88,280
		$ 894,714
Food Products — 2.7%
BellRing Brands, Inc., Class A(1)	577	$ 11,967
Beyond Meat, Inc.(1)(2)	918	152,443
Bunge, Ltd.	2,491	113,839
Campbell Soup Co.	3,150	152,365
Conagra Brands, Inc.	8,780	313,534
Darling Ingredients, Inc.(1)	2,804	101,028
Security	Shares	Value
Food Products (continued)
Flowers Foods, Inc.	3,348	$ 81,457
Freshpet, Inc.(1)	701	78,267
Hain Celestial Group, Inc. (The)(1)	1,406	48,226
Hormel Foods Corp.	5,162	252,370
Ingredion, Inc.	1,169	88,470
JM Smucker Co. (The)	1,989	229,769
Kellogg Co.	4,483	289,557
Lamb Weston Holdings, Inc.	2,552	169,121
Lancaster Colony Corp.	300	53,640
McCormick & Co., Inc.	2,135	414,403
Post Holdings, Inc.(1)	1,152	99,072
TreeHouse Foods, Inc.(1)	950	38,504
		$ 2,688,032
Gas Utilities — 0.6%
New Jersey Resources Corp.	3,089	$ 83,465
ONE Gas, Inc.	1,704	117,593
Southwest Gas Holdings, Inc.	1,828	115,347
Spire, Inc.	1,721	91,557
UGI Corp.	5,143	169,616
		$ 577,578
Health Care Equipment & Supplies — 5.2%
ABIOMED, Inc.(1)	750	$ 207,795
Align Technology, Inc.(1)	1,217	398,397
Cooper Cos., Inc. (The)	874	294,643
DENTSPLY SIRONA, Inc.	3,573	156,247
Envista Holdings Corp.	2,504	61,799
Globus Medical, Inc., Class A(1)	1,275	63,138
Haemonetics Corp.(1)	793	69,189
Hill-Rom Holdings, Inc.	1,109	92,613
Hologic, Inc.(1)	4,342	288,613
ICU Medical, Inc.(1)	306	55,924
IDEXX Laboratories, Inc.(1)	1,337	525,588
Insulet Corp.(1)	1,071	253,388
Integra LifeSciences Holdings Corp.(1)	1,221	57,656
iRhythm Technologies, Inc.(1)	470	111,912
Masimo Corp.(1)	847	199,943
Neogen Corp.(1)	865	67,686
Nevro Corp.(1)	583	81,212
Novocure, Ltd.(1)	1,359	151,270
NuVasive, Inc.(1)	798	38,759
Penumbra, Inc.(1)(2)	565	109,825
Quidel Corp.(1)	614	134,699
ResMed, Inc.	2,361	404,746
STERIS PLC	1,399	246,490

10
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Tandem Diabetes Care, Inc.(1)	1,025	$ 116,337
Teleflex, Inc.	785	267,230
Varian Medical Systems, Inc.(1)	1,539	264,708
West Pharmaceutical Services, Inc.	1,237	340,051
		$ 5,059,858
Health Care Providers & Services — 1.8%
Amedisys, Inc.(1)	529	$ 125,072
Chemed Corp.	258	123,930
DaVita, Inc.(1)	1,342	114,942
Encompass Health Corp.	1,631	105,982
Guardant Health, Inc.(1)	1,279	142,967
HealthEquity, Inc.(1)	1,253	64,367
Henry Schein, Inc.(1)	2,422	142,365
Laboratory Corp. of America Holdings(1)	1,637	308,198
LHC Group, Inc.(1)	485	103,092
Molina Healthcare, Inc.(1)	1,010	184,870
Premier, Inc., Class A	2,015	66,152
Quest Diagnostics, Inc.	2,187	250,390
		$ 1,732,327
Health Care Technology — 0.9%
Cerner Corp.	5,012	$ 362,318
HMS Holdings Corp.(1)	1,571	37,625
Inovalon Holdings, Inc., Class A(1)	1,101	29,121
Livongo Health, Inc.(1)	900	126,045
Omnicell, Inc.(1)	644	48,081
Teladoc Health, Inc.(1)	1,315	288,301
		$ 891,491
Hotels, Restaurants & Leisure — 2.7%
Aramark	4,695	$ 124,183
Choice Hotels International, Inc.	624	53,639
Darden Restaurants, Inc.	2,388	240,567
Domino's Pizza, Inc.	717	304,926
Dunkin' Brands Group, Inc.	1,541	126,223
Hilton Worldwide Holdings, Inc.	4,514	385,134
Hyatt Hotels Corp., Class A(2)	711	37,946
Marriott Vacations Worldwide Corp.	728	66,110
Planet Fitness, Inc., Class A(1)	1,577	97,175
Royal Caribbean Cruises, Ltd.(2)	3,068	198,592
Texas Roadhouse, Inc.	1,200	72,948
Vail Resorts, Inc.	759	162,403
Wendy's Co. (The)	3,309	73,774
Wingstop, Inc.	544	74,338
Wyndham Destinations, Inc.	1,699	52,261
Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
Wyndham Hotels & Resorts, Inc.	1,870	$ 94,435
Yum! Brands, Inc.	4,973	454,035
		$ 2,618,689
Household Durables — 1.2%
Helen of Troy, Ltd.(1)	396	$ 76,634
KB Home	2,830	108,644
Leggett & Platt, Inc.	1,948	80,199
Mohawk Industries, Inc.(1)	901	87,929
Newell Brands, Inc.	6,689	114,783
NVR, Inc.(1)	65	265,403
Tempur Sealy International, Inc.(1)	812	72,422
TopBuild Corp.(1)	913	155,840
Whirlpool Corp.	978	179,844
		$ 1,141,698
Household Products — 0.8%
Church & Dwight Co., Inc.	3,817	$ 357,691
Clorox Co. (The)	1,949	409,622
Energizer Holdings, Inc.	916	35,852
		$ 803,165
Independent Power and Renewable Electricity Producers — 0.4%
AES Corp. (The)	13,585	$ 246,024
Clearway Energy, Inc., Class C	3,342	90,100
Ormat Technologies, Inc.(2)	1,568	92,685
		$ 428,809
Industrial Conglomerates — 0.2%
Carlisle Cos., Inc.	1,272	$ 155,655
		$ 155,655
Insurance — 4.7%
Aflac, Inc.	10,782	$ 391,926
Alleghany Corp.	229	119,183
American Financial Group, Inc.	1,220	81,716
American International Group, Inc.	14,443	397,616
Arch Capital Group, Ltd.(1)	6,707	196,180
Assurant, Inc.	969	117,549
Axis Capital Holdings, Ltd.	1,290	56,812
Brighthouse Financial, Inc.(1)	1,487	40,015
Brown & Brown, Inc.	4,436	200,818
eHealth, Inc.(1)	439	34,681
Enstar Group, Ltd.(1)	241	38,922
Erie Indemnity Co., Class A	415	87,266
Everest Re Group, Ltd.	630	124,450

11
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Insurance (continued)
First American Financial Corp.	1,780	$ 90,620
Globe Life, Inc.	1,671	133,513
Hanover Insurance Group, Inc. (The)	641	59,728
Hartford Financial Services Group, Inc. (The)	5,887	216,995
Kemper Corp.	984	65,761
Kinsale Capital Group, Inc.	362	68,845
Lincoln National Corp.	2,859	89,572
Primerica, Inc.	672	76,030
Principal Financial Group, Inc.	4,654	187,417
Prudential Financial, Inc.	6,452	409,831
Reinsurance Group of America, Inc.	1,113	105,946
RenaissanceRe Holdings, Ltd.	829	140,714
RLI Corp.	688	57,606
Selective Insurance Group, Inc.	934	48,092
Travelers Cos., Inc. (The)	4,163	450,395
Unum Group	3,263	54,916
White Mountains Insurance Group, Ltd.	53	41,287
Willis Towers Watson PLC	2,149	448,754
		$ 4,633,156
Interactive Media & Services — 0.6%
ANGI Homeservices, Inc., Class A(1)(2)	979	$ 10,862
CarGurus, Inc.(1)	1,356	29,330
IAC/InterActiveCorp. (1)	1,286	154,037
Match Group, Inc.(1)	3,667	405,754
		$ 599,983
Internet & Direct Marketing Retail — 1.0%
Chewy, Inc., Class A(1)(2)	1,045	$ 57,297
Etsy, Inc.(1)	1,811	220,272
Expedia Group, Inc.	2,205	202,176
GrubHub, Inc.(1)	1,517	109,725
Qurate Retail, Inc., Series A(1)	5,970	42,865
Stamps.com, Inc.(1)	293	70,598
Wayfair, Inc., Class A(1)(2)	993	288,973
		$ 991,906
IT Services — 4.3%
Akamai Technologies, Inc.(1)	2,636	$ 291,383
Amdocs, Ltd.	2,142	122,972
Black Knight, Inc.(1)	2,471	215,100
Booz Allen Hamilton Holding Corp., Class A	2,672	221,723
Broadridge Financial Solutions, Inc.	1,934	255,288
DXC Technology Co.	4,270	76,219
EPAM Systems, Inc.(1)	909	293,861
Fastly, Inc., Class A(1)	1,373	128,623
Security	Shares	Value
IT Services (continued)
Gartner, Inc.(1)	1,713	$ 214,039
Genpact, Ltd.	2,825	110,034
GoDaddy, Inc., Class A(1)	2,712	206,031
Jack Henry & Associates, Inc.	1,244	202,262
LiveRamp Holdings, Inc.(1)	1,084	56,119
ManTech International Corp. / VA, Class A	407	28,034
MAXIMUS, Inc.	1,158	79,219
MongoDB, Inc.(1)	874	202,340
Okta, Inc.(1)	1,988	425,134
Paychex, Inc.	5,371	428,445
Perspecta, Inc.	2,135	41,526
Science Applications International Corp.	966	75,754
Switch, Inc., Class A	3,009	46,970
VeriSign, Inc.(1)	1,715	351,318
WEX, Inc.(1)	763	106,034
		$ 4,178,428
Leisure Products — 0.7%
Brunswick Corp.	1,385	$ 81,590
Hasbro, Inc.	2,052	169,742
Mattel, Inc.(1)	5,565	65,111
Peloton Interactive, Inc., Class A(1)	3,651	362,325
YETI Holdings, Inc.(1)	1,148	52,027
		$ 730,795
Life Sciences Tools & Services — 2.2%
10X Genomics, Inc., Class A(1)	868	$ 108,222
Adaptive Biotechnologies Corp.(1)	1,220	59,329
Avantor, Inc.(1)	7,329	164,829
Bio-Rad Laboratories, Inc., Class A(1)	346	178,349
Bio-Techne Corp.	622	154,088
Bruker Corp.	1,707	67,853
Charles River Laboratories International, Inc.(1)	807	182,745
Medpace Holdings, Inc.(1)	416	46,488
Mettler-Toledo International, Inc.(1)	397	383,403
NeoGenomics, Inc.(1)	1,654	61,016
PerkinElmer, Inc.	1,884	236,461
PRA Health Sciences, Inc.(1)	1,023	103,773
Repligen Corp.(1)	781	115,229
Syneos Health, Inc.(1)	955	50,768
Waters Corp.(1)	1,000	195,680
		$ 2,108,233
Machinery — 6.2%
AGCO Corp.	1,147	$ 85,188
Allison Transmission Holdings, Inc.	1,936	68,031

12
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Machinery (continued)
CNH Industrial NV(1)	17,630	$ 137,866
Colfax Corp.(1)	1,936	60,713
Crane Co.	892	44,716
Cummins, Inc.	2,338	493,692
Donaldson Co., Inc.	2,277	105,698
Dover Corp.	2,658	287,968
Flowserve Corp.	2,262	61,730
Fortive Corp.	5,542	422,356
Gates Industrial Corp. PLC(1)	547	6,083
Graco, Inc.	2,999	183,989
IDEX Corp.	1,400	255,374
Ingersoll Rand, Inc.(1)	6,753	240,407
ITT, Inc.	1,656	97,787
Lincoln Electric Holdings, Inc.	1,000	92,040
Middleby Corp.(1)	972	87,198
Nordson Corp.	986	189,134
Oshkosh Corp.	1,220	89,670
Otis Worldwide Corp.	7,226	451,047
PACCAR, Inc.	5,508	469,722
Parker-Hannifin Corp.	2,109	426,735
Pentair PLC	3,013	137,905
Proto Labs, Inc.(1)	505	65,397
RBC Bearings, Inc.(1)	424	51,393
Rexnord Corp.	2,219	66,215
Snap-on, Inc.	877	129,033
Stanley Black & Decker, Inc.	2,684	435,345
Timken Co. (The)	1,171	63,491
Toro Co. (The)	1,904	159,841
Watts Water Technologies, Inc., Class A	505	50,576
Westinghouse Air Brake Technologies Corp.	3,210	198,635
Woodward, Inc.	1,037	83,126
Xylem, Inc.	3,324	279,615
		$ 6,077,716
Media — 2.0%
Altice USA, Inc., Class A(1)	8,289	$ 215,514
Cable One, Inc.	77	145,178
Discovery, Inc., Class A(1)(2)	8,505	185,154
DISH Network Corp., Class A(1)	4,056	117,746
Interpublic Group of Cos., Inc. (The)	7,438	123,992
Liberty Broadband Corp., Class C(1)	2,891	413,037
New York Times Co. (The), Class A(2)	2,736	117,073
Nexstar Media Group, Inc., Class A	801	72,034
Omnicom Group, Inc.	4,131	204,485
Sirius XM Holdings, Inc.(2)	22,059	118,236
Security	Shares	Value
Media (continued)
ViacomCBS, Inc., Class B(2)	10,437	$ 292,340
		$ 2,004,789
Metals & Mining — 0.6%
Nucor Corp.	5,678	$ 254,715
Reliance Steel & Aluminum Co.	1,576	160,815
Steel Dynamics, Inc.	5,161	147,760
		$ 563,290
Multiline Retail — 0.1%
Kohl's Corp.	2,257	$ 41,822
Ollie's Bargain Outlet Holdings, Inc.(1)	819	71,540
		$ 113,362
Multi-Utilities — 1.3%
Ameren Corp.	4,385	$ 346,766
CenterPoint Energy, Inc.	10,915	211,205
CMS Energy Corp.	5,133	315,218
Consolidated Edison, Inc.	5,705	443,849
		$ 1,317,038
Personal Products — 0.0%(3)
Coty, Inc., Class A	4,508	$ 12,172
		$ 12,172
Pharmaceuticals — 1.2%
Axsome Therapeutics, Inc.(1)(2)	455	$ 32,419
Catalent, Inc.(1)	2,754	235,908
Elanco Animal Health, Inc.(1)	6,503	181,629
Horizon Therapeutics PLC(1)	3,409	264,811
Jazz Pharmaceuticals PLC(1)	862	122,913
MyoKardia, Inc.(1)	862	117,516
Nektar Therapeutics(1)	2,992	49,637
Perrigo Co. PLC	2,375	109,036
Reata Pharmaceuticals, Inc., Class A(1)(2)	420	40,916
		$ 1,154,785
Professional Services — 1.5%
ASGN, Inc.(1)	909	$ 57,776
CoreLogic, Inc.	1,281	86,685
CoStar Group, Inc.(1)	619	525,228
Exponent, Inc.	931	67,060
FTI Consulting, Inc.(1)	663	70,258
ManpowerGroup, Inc.	1,061	77,803
Nielsen Holdings PLC	6,828	96,821
Robert Half International, Inc.	2,156	114,139

13
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Professional Services (continued)
TransUnion	3,450	$ 290,248
TriNet Group, Inc.(1)	712	42,236
		$ 1,428,254
Real Estate Management & Development — 0.7%
CBRE Group, Inc., Class A(1)	6,059	$ 284,591
Howard Hughes Corp. (The)(1)	1,469	84,614
Jones Lang LaSalle, Inc.	1,416	135,455
Redfin Corp.(1)	2,797	139,654
		$ 644,314
Road & Rail — 1.2%
AMERCO	143	$ 50,905
J.B. Hunt Transport Services, Inc.	1,491	188,433
Kansas City Southern	1,656	299,454
Knight-Swift Transportation Holdings, Inc.	2,167	88,197
Landstar System, Inc.	643	80,690
Old Dominion Freight Line, Inc.	1,795	324,751
Saia, Inc.(1)	425	53,610
Schneider National, Inc., Class B	953	23,568
Werner Enterprises, Inc.	1,095	45,979
		$ 1,155,587
Semiconductors & Semiconductor Equipment — 4.4%
Brooks Automation, Inc.	1,254	$ 58,010
Cirrus Logic, Inc.(1)	994	67,045
CMC Materials, Inc.	514	73,404
Cree, Inc.(1)	1,888	120,341
Enphase Energy, Inc.(1)	1,557	128,593
Entegris, Inc.	2,231	165,853
First Solar, Inc.(1)	1,154	76,395
Inphi Corp.(1)	868	97,433
Lattice Semiconductor Corp.(1)	2,291	66,347
Marvell Technology Group, Ltd.	11,142	442,337
Maxim Integrated Products, Inc.	4,466	301,946
Microchip Technology, Inc.	4,130	424,399
MKS Instruments, Inc.	1,000	109,230
Monolithic Power Systems, Inc.	690	192,931
ON Semiconductor Corp.(1)	6,772	146,885
Power Integrations, Inc.	1,006	55,732
Qorvo, Inc.(1)	1,867	240,862
Semtech Corp.(1)	1,117	59,156
Silicon Laboratories, Inc.(1)	730	71,431
Skyworks Solutions, Inc.	2,798	407,109
SolarEdge Technologies, Inc.(1)	716	170,659
Teradyne, Inc.	3,079	244,657
Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Universal Display Corp.	715	$ 129,229
Xilinx, Inc.	4,095	426,863
		$ 4,276,847
Software — 8.7%
ACI Worldwide, Inc.(1)	1,752	$ 45,780
Altair Engineering, Inc., Class A(1)	611	25,650
Alteryx, Inc., Class A(1)(2)	918	104,239
Anaplan, Inc.(1)	2,004	125,410
ANSYS, Inc.(1)	1,407	460,413
Appfolio, Inc., Class A(1)	257	36,445
Appian Corp.(1)(2)	659	42,670
Aspen Technology, Inc.(1)	1,106	140,009
Avalara, Inc.(1)	1,279	162,868
Blackbaud, Inc.	854	47,679
Blackline, Inc.(1)	867	77,709
Box, Inc., Class A(1)	2,663	46,230
Cadence Design Systems, Inc.(1)	4,502	480,048
CDK Global, Inc.	1,954	85,175
Ceridian HCM Holding, Inc.(1)	1,741	143,894
Citrix Systems, Inc.	2,067	284,647
Cloudera, Inc.(1)(2)	4,599	50,083
Coupa Software, Inc.(1)	1,094	300,019
CrowdStrike Holdings, Inc., Class A(1)	313	42,981
DocuSign, Inc.(1)	2,798	602,241
Dropbox, Inc., Class A(1)	4,834	93,103
Dynatrace, Inc.(1)	2,763	113,338
Elastic NV(1)	915	98,719
Envestnet, Inc.(1)	826	63,734
Everbridge, Inc.(1)(2)	581	73,049
Fair Isaac Corp.(1)	557	236,937
FireEye, Inc.(1)	3,381	41,738
Five9, Inc.(1)	1,060	137,461
Fortinet, Inc.(1)	2,282	268,842
Guidewire Software, Inc.(1)	1,383	144,205
HubSpot, Inc.(1)	700	204,561
j2 Global, Inc.(1)	709	49,077
Manhattan Associates, Inc.(1)	1,059	101,124
Medallia, Inc.(1)(2)	1,437	39,403
New Relic, Inc.(1)	782	44,074
NortonLifeLock, Inc.	9,606	200,189
Nuance Communications, Inc.(1)	4,778	158,582
Nutanix, Inc., Class A(1)	2,840	62,991
Palo Alto Networks, Inc.(1)	1,534	375,446
Paycom Software, Inc.(1)	825	256,822
Paylocity Holding Corp.(1)	606	97,820
Pegasystems, Inc.	643	77,829

14
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Software (continued)
Pluralsight, Inc., Class A(1)	1,820	$ 31,177
Proofpoint, Inc.(1)	961	101,434
PTC, Inc.(1)	1,750	144,760
Q2 Holdings, Inc.(1)	793	72,369
Qualys, Inc.(1)	576	56,454
RealPage, Inc.(1)	1,509	86,979
RingCentral, Inc., Class A(1)	1,284	352,599
Smartsheet, Inc., Class A(1)	1,860	91,921
SolarWinds Corp.(1)(2)	1,178	23,961
SS&C Technologies Holdings, Inc.	3,675	222,411
SVMK, Inc.(1)	2,021	44,684
Tenable Holdings, Inc.(1)	1,171	44,205
Trade Desk, Inc. (The), Class A(1)(2)	696	361,071
Tyler Technologies, Inc.(1)	672	234,232
Verint Systems, Inc.(1)	1,012	48,758
Zendesk, Inc.(1)	1,862	191,637
Zscaler, Inc.(1)	1,186	166,858
		$ 8,518,744
Specialty Retail — 3.0%
Advance Auto Parts, Inc.	1,111	$ 170,538
AutoNation, Inc.(1)	981	51,924
AutoZone, Inc.(1)	368	433,372
Best Buy Co., Inc.	3,555	395,636
Burlington Stores, Inc.(1)	1,011	208,357
CarMax, Inc.(1)	2,597	238,690
Dick's Sporting Goods, Inc.	914	52,902
Five Below, Inc.(1)	841	106,807
Floor & Decor Holdings, Inc., Class A(1)	1,351	101,055
Foot Locker, Inc.	1,401	46,275
Gap, Inc. (The)	3,333	56,761
L Brands, Inc.	3,622	115,216
Lithia Motors, Inc., Class A	357	81,375
Penske Automotive Group, Inc.	490	23,353
RH (1)(2)	260	99,481
Tiffany & Co.	1,856	215,018
Tractor Supply Co.	1,796	257,439
Ulta Beauty, Inc.(1)	835	187,023
Williams-Sonoma, Inc.	1,227	110,970
		$ 2,952,192
Technology Hardware, Storage & Peripherals — 1.3%
Hewlett Packard Enterprise Co.	21,089	$ 197,604
HP, Inc.	22,937	435,574
NetApp, Inc.	3,698	162,120
Pure Storage, Inc., Class A(1)(2)	4,145	63,791
Security	Shares	Value
Technology Hardware, Storage & Peripherals (continued)
Seagate Technology PLC	4,208	$ 207,328
Western Digital Corp.	4,834	176,683
Xerox Holdings Corp.	2,788	52,331
		$ 1,295,431
Textiles, Apparel & Luxury Goods — 1.0%
Carter's, Inc.	654	$ 56,623
Columbia Sportswear Co.	484	42,098
Deckers Outdoor Corp.(1)	433	95,264
Hanesbrands, Inc.(2)	5,458	85,964
Levi Strauss & Co., Class A(2)	843	11,296
PVH Corp.	1,085	64,709
Ralph Lauren Corp., Class A	724	49,210
Skechers USA, Inc., Class A(1)	1,912	57,781
Tapestry, Inc.	4,115	64,318
Under Armour, Inc., Class A(1)	5,726	64,303
VF Corp.	5,166	362,912
		$ 954,478
Thrifts & Mortgage Finance — 0.2%
Essent Group, Ltd.	1,864	$ 68,987
MGIC Investment Corp.	5,060	44,832
New York Community Bancorp, Inc.	7,350	60,784
Radian Group, Inc.	3,352	48,973
TFS Financial Corp.	1,057	15,527
		$ 239,103
Trading Companies & Distributors — 1.2%
Air Lease Corp.	1,858	$ 54,662
Fastenal Co.	9,057	408,380
HD Supply Holdings, Inc.(1)	2,832	116,792
MSC Industrial Direct Co., Inc., Class A	753	47,650
SiteOne Landscape Supply, Inc.(1)	686	83,658
United Rentals, Inc.(1)	1,297	226,326
W.W. Grainger, Inc.	728	259,729
		$ 1,197,197
Water Utilities — 0.8%
American States Water Co.	1,278	$ 95,786
American Water Works Co., Inc.	3,048	441,594
Essential Utilities, Inc.	5,047	203,142
		$ 740,522

15
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Wireless Telecommunication Services — 0.0%(3)
United States Cellular Corp.(1)	308	$ 9,094
		$ 9,094
Total Common Stocks (identified cost $80,868,984)		$ 97,190,125

Short-Term Investments — 0.6%
Other — 0.0%(3)
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.13%(4)	28,578	$ 28,581
Total Other (identified cost $28,581)		$ 28,581
Securities Lending Collateral — 0.6%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09%(5)	569,592	$ 569,592
Total Securities Lending Collateral (identified cost $569,592)		$ 569,592
Total Short-Term Investments (identified cost $598,173)		$ 598,173
Total Investments — 99.9% (identified cost $81,467,157)		$ 97,788,298
Other Assets, Less Liabilities — 0.1%		$ 79,529
Net Assets — 100.0%		$ 97,867,827

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at September 30, 2020. The aggregate market value of securities on loan at September 30, 2020 was $2,822,790.
(3)	Amount is less than 0.05%.
(4)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2020.
(5)	Represents investment of cash collateral received in connection with securities lending.
16
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Statement of Assets and Liabilities

September 30, 2020
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $81,438,576) - including $2,822,790 of securities on loan	$ 97,759,717
Investments in securities of affiliated issuers, at value (identified cost $28,581)	28,581
Cash	9,788
Receivable for capital shares sold	1,239,634
Dividends receivable	73,868
Dividends receivable - affiliated	34
Securities lending income receivable	379
Receivable from affiliate	17,050
Directors' deferred compensation plan	36,262
Total assets	$99,165,313
Liabilities
Payable for investments purchased	$ 9,778
Payable for capital shares redeemed	300
Deposits for securities loaned	569,592
Payable to affiliates:
Investment advisory fee	9,304
Administrative fee	9,304
Distribution and service fees	2,939
Sub-transfer agency fee	1,940
Directors' deferred compensation plan	36,262
Accrued expenses	58,067
Demand note payable	600,000
Total liabilities	$ 1,297,486
Net Assets	$97,867,827
Sources of Net Assets
Paid-in capital	$ 80,255,236
Distributable earnings	17,612,591
Total	$97,867,827
Class A Shares
Net Assets	$ 14,802,584
Shares Outstanding	507,532
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 29.17
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$ 30.62
Class I Shares
Net Assets	$ 83,065,243
Shares Outstanding	2,823,704
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 29.42

On sales of $50,000 or more, the offering price of Class A shares is reduced.
17
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Statement of Operations

Year Ended
September 30, 2020
Investment Income
Dividend income (net of foreign taxes withheld of $209)	$ 1,129,718
Dividend income - affiliated issuers	34
Interest income	1,064
Securities lending income, net	7,877
Total investment income	$ 1,138,693
Expenses
Investment advisory fee	$ 90,408
Administrative fee	90,408
Distribution and service fees:
Class A	32,725
Directors' fees and expenses	2,972
Custodian fees	16,208
Transfer agency fees and expenses	75,022
Accounting fees	17,134
Professional fees	29,924
Registration fees	40,645
Reports to shareholders	13,368
Miscellaneous	14,411
Total expenses	$ 423,225
Waiver and/or reimbursement of expenses by affiliate	$ (208,393)
Reimbursement of expenses - other	(954)
Net expenses	$ 213,878
Net investment income	$ 924,815
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 2,365,094
Investment securities - affiliated issuers	46
Net realized gain	$ 2,365,140
Change in unrealized appreciation (depreciation):
Investment securities	$ 6,730,316
Net change in unrealized appreciation (depreciation)	$ 6,730,316
Net realized and unrealized gain	$ 9,095,456
Net increase in net assets from operations	$10,020,271
18
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Statements of Changes in Net Assets

	Year Ended September 30,
	2020	2019
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 924,815	$ 687,757
Net realized gain (loss)	2,365,140	(105,280)
Net change in unrealized appreciation (depreciation)	6,730,316	(514,228)
Net increase in net assets from operations	$10,020,271	$ 68,249
Distributions to shareholders:
Class A	$ (216,029)	$ (548,723)
Class I	(1,003,602)	(1,261,327)
Total distributions to shareholders	$ (1,219,631)	$ (1,810,050)
Capital share transactions:
Class A	$ 1,303,197	$ (9,305,867)
Class I	26,157,668	3,266,862
Net increase (decrease) in net assets from capital share transactions	$27,460,865	$ (6,039,005)
Net increase (decrease) in net assets	$36,261,505	$ (7,780,806)
Net Assets
At beginning of year	$ 61,606,322	$ 69,387,128
At end of year	$97,867,827	$61,606,322
19
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Financial Highlights

	Class A
	Year Ended September 30,				Period Ended September 30,
	2020	2019	2018	2017	2016 (1)
Net asset value — Beginning of period	$ 26.80	$ 27.23	$ 24.44	$ 21.25	$ 20.00
Income (Loss) From Operations
Net investment income(2)	$ 0.28	$ 0.24	$ 0.25	$ 0.38	$ 0.23
Net realized and unrealized gain (loss)	2.54	(0.02)	3.25	3.22	1.08
Total income from operations	$ 2.82	$ 0.22	$ 3.50	$ 3.60	$ 1.31
Less Distributions
From net investment income	$ (0.18)	$ (0.24)	$ (0.24)	$ (0.16)	$ (0.06)
From net realized gain	(0.27)	(0.41)	(0.47)	(0.25)	—
Total distributions	$ (0.45)	$ (0.65)	$ 0.71	$ (0.41)	$ (0.06)
Net asset value — End of period	$ 29.17	$ 26.80	$ 27.23	$ 24.44	$21.25
Total Return(3)	10.60%	1.05%	14.55%	17.12%	6.55% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,803	$12,385	$22,575	$14,339	$ 5,442
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.77%	0.90%	0.94%	1.53%	3.20% (6)
Net expenses	0.49%	0.53%	0.57%	0.57%	0.57% (6)
Net investment income	1.03%	0.93%	0.95%	1.64%	1.26% (6)
Portfolio Turnover	31%	57%	39%	63%	42% (4)

(1)	From October 30, 2015 inception.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
20
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Financial Highlights — continued

	Class I
	Year Ended September 30,				Period Ended September 30,
	2020	2019	2018	2017	2016 (1)
Net asset value — Beginning of period	$ 27.04	$ 27.45	$ 24.56	$ 21.31	$ 20.00
Income (Loss) From Operations
Net investment income(2)	$ 0.34	$ 0.32	$ 0.34	$ 0.52	$ 0.29
Net realized and unrealized gain (loss)	2.57	(0.02)	3.27	3.17	1.09
Total income from operations	$ 2.91	$ 0.30	$ 3.61	$ 3.69	$ 1.38
Less Distributions
From net investment income	$ (0.26)	$ (0.30)	$ (0.25)	$ (0.19)	$ (0.07)
From net realized gain	(0.27)	(0.41)	(0.47)	(0.25)	—
Total distributions	$ (0.53)	$ (0.71)	$ (0.72)	$ (0.44)	$ (0.07)
Net asset value — End of period	$ 29.42	$ 27.04	$ 27.45	$ 24.56	$21.31
Total Return(3)	10.91%	1.30%	14.96%	17.50%	6.91% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$83,065	$49,221	$46,812	$21,075	$ 4,791
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.52%	0.64%	0.69%	0.87%	2.72% (6)
Net expenses	0.24%	0.24%	0.22%	0.22%	0.22% (6)
Net investment income	1.27%	1.23%	1.31%	2.21%	1.62% (6)
Portfolio Turnover	31%	57%	39%	63%	42% (4)

(1)	From October 30, 2015 inception.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
21
See Notes to Financial Statements.

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Notes to Financial Statements

1  Significant Accounting Policies
Calvert US Mid-Cap Core Responsible Index Fund (the Fund) is a diversified series of Calvert Responsible Index Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to track the performance of the Calvert US Mid-Cap Core Responsible Index, which measures the investment return of mid-capitalization stocks.
The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
22

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of September 30, 2020, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 97,190,125(1)	$ —	$ —	$ 97,190,125
Short-Term Investments:
Other	—	28,581	—	28,581
Securities Lending Collateral	569,592	—	—	569,592
Total Investments	$97,759,717	$28,581	$ —	$97,788,298

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. EVM is a wholly-owned subsidiary of Eaton Vance Corp. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.12% of the Fund's average daily net assets. For the year ended September 30, 2020, the investment advisory fee amounted to $90,408. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.49% and 0.24% for Class A and Class I, respectively, of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2021. For the year ended September 30, 2020, CRM waived or reimbursed expenses of $208,393.
23

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Notes to Financial Statements — continued

The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A and Class I and is payable monthly. For the year ended September 30, 2020, CRM was paid administrative fees of $90,408.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2020 amounted to $32,725 for Class A shares.
The Fund was informed that EVD received $6,452 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2020.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2020, sub-transfer agency fees and expenses incurred to EVM amounted to $11,046 and are included in transfer agency fees and expenses on the Statement of Operations.
During the year ended September 30, 2020, CRM reimbursed the Fund $1,902 for a net realized loss due to a trading error. The impact of the reimbursement was less than $0.01 per share for each class and had no significant impact on total return.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $20,000 annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an Advisory Council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consists of CRM’s Chief Executive Officer and three (four prior to December 31, 2019) additional members. Each member (other than CRM’s Chief Executive Officer) received annual compensation of $75,000, which was being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ending December 31, 2020, each member (other than CRM’s Chief Executive Officer) is expected to be compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, shall be borne by the Calvert funds. For the year ended September 30, 2020, the Fund’s allocated portion of the Advisory Council compensation and fees was $1,061 and the reimbursement was $954, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
3  Investment Activity
During the year ended September 30, 2020, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $50,370,454 and $23,672,947, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2020 and September 30, 2019 was as follows:
	Year Ended September 30,
	2020	2019
Ordinary income	$587,146	$943,782
Long-term capital gains	$632,485	$866,268
During the year ended September 30, 2020, distributable earnings was decreased by $277,099 and paid-in capital was increased by $277,099 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
24

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Notes to Financial Statements — continued

As of September 30, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 1,250,799
Undistributed long-term capital gains	$ 1,788,357
Net unrealized appreciation	$14,573,435
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2020, as determined on a federal income tax basis, were as follows:
Aggregate cost	$83,214,863
Gross unrealized appreciation	$ 18,917,670
Gross unrealized depreciation	(4,344,235)
Net unrealized appreciation	$14,573,435
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2020, the total value of securities on loan was $2,822,790 and the total value of collateral received was $2,913,541, comprised of cash of $569,592 and U.S. government and/or agencies securities of $2,343,949.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2020.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$569,592	$ —	$ —	$ —	$569,592
The carrying amount of the liability for deposits for securities loaned at September 30, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2020.
6  Line of Credit
Effective October 29, 2019, the Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 27, 2020. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
25

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Notes to Financial Statements — continued

Prior to October 29, 2019, the Fund participated with other funds managed by CRM in a $100 million committed unsecured line of credit agreement with SSBT, which was terminated by the Calvert funds. Borrowings bore interest at the higher of the one-month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds rate, plus 1.00% per annum. A commitment fee of 0.20% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds.
At September 30, 2020, the Fund had a balance outstanding pursuant to this line of credit of $600,000 at an annual interest rate of 1.09%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at September 30, 2020. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2020. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2020. Effective October 27, 2020, the Fund renewed its line of credit agreement, which expires October 26, 2021, at substantially the same terms.
7  Affiliated Funds
At September 30, 2020, the value of the Fund’s investment in affiliated funds was $28,581, which represents less than 0.05% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2020 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$ —	$7,550,761	$(7,522,226)	$46	$ —	$28,581	$34	28,578
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares for the years ended September 30, 2020 and September 30, 2019 were as follows:
	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	217,893	$ 5,888,151	212,360	$ 5,411,584
Reinvestment of distributions	7,447	206,820	21,810	537,820
Shares redeemed	(179,987)	(4,791,774)	(601,154)	(15,255,271)
Net increase (decrease)	45,353	$ 1,303,197	(366,984)	$ (9,305,867)
Class I
Shares sold	1,492,626	$ 38,993,711	1,074,807	$ 27,546,107
Reinvestment of distributions	31,454	879,133	47,929	1,189,603
Shares redeemed	(520,985)	(13,715,176)	(1,007,725)	(25,468,848)
Net increase	1,003,095	$ 26,157,668	115,011	$ 3,266,862
26

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Notes to Financial Statements — continued

9  Risks and Uncertainties
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
10  Subsequent Event
On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may result in the automatic termination of the Fund’s investment advisory agreement, and any related sub-advisory agreement(s), if applicable. Thus, the Fund’s Board will be asked to approve a new investment advisory agreement (and new sub-advisory agreement(s), if applicable). If approved by the Fund’s Board, the new investment advisory agreement (and new sub-advisory agreement(s), if applicable) is expected to be presented to Fund shareholders for approval, and, if approved, would take effect upon the closing of the transaction.
27

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Calvert Responsible Index Series, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert US Mid-Cap Core Responsible Index Fund (the Fund), a series of Calvert Responsible Index Series, Inc., including the schedule of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, brokers and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2020
28

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2020, the Fund designates approximately $467,934, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2020 ordinary income dividends, 89.56% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2020, $1,982,377 or, if subsequently determined to be different, the net capital gain of such year.
29

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
30

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Management and Organization

Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director & President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Directors
Richard L. Baird, Jr. 1948	Director	2005	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair & Director	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr.(2) 1948	Director	1992	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram), (November 1999-September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Director	2005	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
31

Calvert
US Mid-Cap Core Responsible Index Fund
September 30, 2020
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Directors (continued)
Anthony A. Williams 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization).

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of
Eaton Vance and certain of its affiliates and officer of 156 registered
			investment companies advised or administered by Eaton Vance.
James F. Kirchner(3) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 156 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Mr. Guffey is currently married to Rebecca L. Adamson, who served as a member of the Advisory Council through December 31, 2019.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
32

Calvert Funds
IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.
•	At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.
•	On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.
•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.
•	We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.calvert.com.
Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management's Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
33

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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103-2499
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24193     9.30.20

Calvert
International Responsible Index Fund
Annual Report
September 30, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.
E-Delivery Sign-Up - Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.
Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

Annual Report September 30, 2020
Calvert
International Responsible Index Fund

Calvert
International Responsible Index Fund
September 30, 2020
Management's Discussion of Fund Performance†

Economic and Market Conditions
The 12-month period that began October 1, 2019, included some of the best and worst equity performances in over a decade.
The period began with global equities rallying in the closing months of 2019, supported by interest-rate reductions by dozens of central banks worldwide. In July 2019, the U.S. Federal Reserve (the Fed) had cut rates for the first time in over a decade, followed by two additional rate cuts in September and October.
In January 2020, however, news of the novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and brought about a global economic slowdown. Equity markets along with credit markets declined in value amid unprecedented volatility.
In response, the Fed announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up the markets. Across the globe, other central banks and governments also commenced aggressive monetary and fiscal responses to help mitigate the economic effects of the virus.
These moves helped calm the markets and initiated a global equity rally that began in late March and lasted through August. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis. As with U.S. equities, overseas stock indexes reflected investor optimism as economies started to emerge from coronavirus lockdowns and factories resumed production.
In September 2020, however, the equity rally stalled as the pandemic appeared to increase its drag on the global economy. Across Europe, nations that seemed to have beaten back the coronavirus during the summer began to brace for a second wave of infections. In the U.S., coronavirus cases were on the rise in more than 30 states. Of the 22 million U.S. jobs lost in the early months of the pandemic, only 11 million jobs had returned, and 26.5 million Americans were collecting unemployment benefits. Reflecting the increasingly grim economic outlook for fall and winter, most major global stock indexes reported negative returns for the final month of the period.
For the period as a whole, positive equity returns belied the dramatic volatility during the period. The MSCI World Index, a broad measure of global equities, returned 10.41%; while the S&P 500® Index, a broad measure of U.S. stocks, returned 15.15%; and the technology-laden Nasdaq Composite Index returned 40.96%. The MSCI EAFE Index of developed-market international equities returned 0.49%; while the MSCI Emerging Markets Index returned 10.54% in U.S. dollars.
Fund Performance
For the 12-month period ended September 30, 2020, Calvert International Responsible Index Fund (the Fund) returned 7.31% for Class A shares at net asset value (NAV). The Fund outperformed its primary benchmark, the MSCI World ex USA Index (the Index), which returned 0.16%; and underperformed its secondary benchmark, the Calvert International Responsible Index (the Calvert Index), which returned 7.70% during the period.
The Fund’s underperformance versus the Calvert Index was due to Fund expenses and fees, which the Calvert Index does not incur.
Nine of the Fund’s 11 market sectors delivered positive returns during the period. The strongest-performing sectors were information technology (IT), health care, and materials. The weakest-performing sectors were financials, real estate, and consumer discretionary.
The Fund’s outperformance versus the Index was due largely to the Fund’s underweight exposure, relative to the Index, to the energy sector; overweight exposure to the IT sector; and stock selections in the IT and industrials sectors.
The Fund’s underweight exposure to the energy sector helped performance relative to the Index due to a global oversupply of oil and natural gas — a condition that drove down energy prices before the global pandemic — and a dramatic drop in demand during the pandemic; both factors led the sector to underperform the Index.
The Fund’s overweight exposure to the IT sector helped performance relative to the Index as technology companies led the equity rally that began in April. Technology companies profited from employees working remotely and a shift toward more online shopping during the period. Within the IT sector, the Fund’s out-of-Index position in Taiwan Semiconductor Manufacturing Co., Ltd., a stock that appreciated significantly during the period, contributed to results relative to the Index.
In the industrials sector, not owning European Union-based Index component Airbus SE (Airbus) — one of the world’s largest makers of jet airliners — also helped performance versus the Index. Airbus’ stock price declined during the pandemic after air travel ground to a near-halt worldwide, and Airbus customers canceled or delayed aircraft orders.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
2

Calvert
International Responsible Index Fund
September 30, 2020
Performance

Portfolio Manager Thomas C. Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/30/2015	10/30/2015	7.31%	—%	5.39%
Class A with 4.75% Maximum Sales Charge	—	—	2.21	—	4.35
Class I at NAV	10/30/2015	10/30/2015	7.55	—	5.72
Class R6 at NAV	02/01/2019	10/30/2015	7.59	—	5.72

MSCI World ex USA Index	—	—	0.16%	5.32%	3.87%
Calvert International Responsible Index	—	—	7.70	—	5.65

% Total Annual Operating Expense Ratios[3]	Class A	Class I	Class R6
Gross	0.89%	0.64%	0.61%
Net	0.54	0.29	0.26
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$100,000	10/30/2015	$131,485	N.A.
Class R6	$1,000,000	10/30/2015	$1,315,262	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.calvert.com.
3

Calvert
International Responsible Index Fund
September 30, 2020
Fund Profile

Sector Allocation (% of net assets)*

* Excludes cash and cash equivalents.
Top 10 Holdings (% of net assets)*
Taiwan Semiconductor Manufacturing Co., Ltd.	2.2%
Nestle S.A.	2.2
Samsung Electronics Co., Ltd.	1.6
Roche Holding AG	1.6
Novartis AG	1.3
Toyota Motor Corp.	1.1
Unilever PLC	1.1
SAP SE	1.1
ASML Holding NV	1.0
AstraZeneca PLC	0.9
Total	14.1%

*	Excludes cash and cash equivalents.

See Endnotes and Additional Disclosures in this report.
4

Calvert
International Responsible Index Fund
September 30, 2020
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI World ex USA Index is an unmanaged index of equity securities in the developed markets, excluding the United States. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Calvert International Responsible Index (the “Calvert Index”) is composed of common stocks of large companies in developed markets, excluding the U.S. Large companies in developed markets are the 1,000 largest publicly traded companies, excluding real estate investment trusts and business development companies, in markets that Calvert Research and Management determines to be developed markets based on a set of criteria including level of economic development, existence of capital controls, openness to foreign direct investment, market trading and liquidity conditions, regulatory environment, treatment of minority shareholders, and investor expectations. The Calvert Principles of Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance. Stocks are weighted in the Calvert Index based on their float-adjusted market capitalization, by country and by sector, subject to certain prescribed limits. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
Additional Information
MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization- weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq's third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

5

Calvert
International Responsible Index Fund
September 30, 2020
Fund Expenses

Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2020 to September 30, 2020).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.
	Beginning Account Value (4/1/20)	Ending Account Value (9/30/20)	Expenses Paid During Period* (4/1/20 – 9/30/20)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,258.80	$3.05 **	0.54%
Class I	$1,000.00	$1,259.90	$1.64 **	0.29%
Class R6	$1,000.00	$1,259.90	$1.47 **	0.26%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.30	$2.73 **	0.54%
Class I	$1,000.00	$1,023.55	$1.47 **	0.29%
Class R6	$1,000.00	$1,023.70	$1.32 **	0.26%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2020.
**	Absent a waiver and/or reimbursement of expenses by affiliates, expenses would be higher.
6

Calvert
International Responsible Index Fund
September 30, 2020
Schedule of Investments

Common Stocks — 96.7%

Security	Shares	Value
Australia — 4.6%
Afterpay, Ltd.(1)	3,941	$ 232,301
APA Group	52,775	392,312
ASX, Ltd.	3,641	212,873
Australia & New Zealand Banking Group, Ltd.	54,584	680,990
Brambles, Ltd.	31,937	242,499
CIMIC Group, Ltd.(1)	1,989	26,642
Cochlear, Ltd.	1,361	194,444
Coles Group, Ltd.	29,580	360,366
Commonwealth Bank of Australia	31,613	1,454,712
Computershare, Ltd.	8,501	75,206
CSL, Ltd.	8,530	1,762,013
Insurance Australia Group, Ltd.	47,206	149,379
Lendlease Corp., Ltd.	16,295	130,172
Macquarie Group, Ltd.	6,922	600,028
Magellan Financial Group, Ltd.	2,244	92,551
Medibank Pvt, Ltd.	48,434	87,394
National Australia Bank, Ltd.	62,787	806,621
QBE Insurance Group, Ltd.	26,039	161,963
Ramsay Health Care, Ltd.	3,467	165,302
REA Group, Ltd.	1,104	87,910
Seek, Ltd.	7,187	110,870
Sonic Healthcare, Ltd.	8,704	206,696
Suncorp Group, Ltd.	25,281	154,328
Sydney Airport	31,058	131,887
Telstra Corp., Ltd.	75,942	152,055
Transurban Group	60,521	617,974
Wesfarmers, Ltd.	25,801	824,709
Westpac Banking Corp.	69,277	842,360
Woolworths Group, Ltd.	29,005	758,442
		$ 11,714,999
Austria — 0.1%
Erste Group Bank AG(1)	5,310	$ 111,194
Raiffeisen Bank International AG(1)	2,673	40,913
Telekom Austria AG	2,137	15,087
Verbund AG	1,420	77,549
		$ 244,743
Belgium — 0.7%
Ackermans & van Haaren NV(1)	281	$ 36,447
Ageas S.A./NV	2,766	113,182
Anheuser-Busch InBev S.A./NV	14,289	769,326
Colruyt S.A.	919	59,640
Elia Group S.A./NV	503	50,284
Galapagos NV(1)(2)(3)	62	8,810
Security	Shares	Value
Belgium (continued)
Galapagos NV(1)(3)	561	$ 79,533
KBC Groep NV	3,621	181,579
Proximus S.A.	1,907	34,790
Sofina S.A.	193	52,690
Solvay S.A.	1,281	110,208
Telenet Group Holding NV	491	19,058
UCB S.A.	1,923	218,402
Umicore S.A.	2,908	120,957
		$ 1,854,906
Canada — 7.7%
Algonquin Power & Utilities Corp.(2)	13,310	$ 193,320
Alimentation Couche-Tard, Inc., Class B	20,863	726,535
Bank of Montreal	12,857	751,597
Bank of Nova Scotia (The)	24,156	1,003,575
BCE, Inc.	6,007	249,113
Brookfield Asset Management, Inc., Class A	31,034	1,026,892
Canadian Imperial Bank of Commerce	8,937	668,018
Canadian National Railway Co.	13,635	1,452,127
Canadian Pacific Railway, Ltd.	2,828	860,262
Canadian Tire Corp., Ltd., Class A	1,238	124,697
CCL Industries, Inc., Class B	2,866	110,503
CGI, Inc.(1)	4,739	321,663
Constellation Software, Inc.	408	453,373
Dollarama, Inc.	6,008	230,294
Empire Co., Ltd.	4,179	121,301
George Weston, Ltd.	1,805	132,723
Great-West Lifeco, Inc.	4,720	92,234
Hydro One, Ltd.(4)	6,766	143,394
IGM Financial, Inc.(2)	1,481	33,957
Intact Financial Corp.	2,715	290,717
Loblaw Cos., Ltd.	4,142	216,906
Magna International, Inc.(3)	439	20,088
Magna International, Inc.(3)	5,377	245,998
Manulife Financial Corp.	39,043	543,034
Metro, Inc.	5,991	287,458
National Bank of Canada	6,827	339,107
Nutrien, Ltd.	11,893	466,324
Open Text Corp.	5,356	226,380
Power Corp. of Canada	11,706	229,364
Quebecor, Inc., Class B	3,470	86,805
Ritchie Bros Auctioneers, Inc.	2,264	134,271
Rogers Communications, Inc., Class B	6,864	272,282
Royal Bank of Canada	24,469	1,718,003
Saputo, Inc.	5,058	126,873
Shaw Communications, Inc., Class B	8,833	161,197
Shopify, Inc., Class A(1)	1,861	1,903,747

7
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Canada (continued)
Sun Life Financial, Inc.	11,338	$ 462,018
TELUS Corp.	8,906	156,710
Thomson Reuters Corp.	4,113	328,224
TMX Group, Ltd.	986	101,403
Toronto-Dominion Bank (The)	32,333	1,496,999
Waste Connections, Inc.(3)	1,922	199,504
Waste Connections, Inc.(3)	3,965	412,118
WSP Global, Inc.	2,636	173,100
		$ 19,294,208
China — 0.2%
Fosun International, Ltd.	97,000	$ 113,628
Shenzhou International Group Holdings, Ltd.	15,700	267,353
		$ 380,981
Denmark — 2.1%
Ambu A/S, Class B	2,246	$ 63,246
AP Moller - Maersk A/S, Class B	116	183,382
Ascendis Pharma A/S ADR(1)	858	132,407
Carlsberg A/S, Class B	1,733	233,473
Chr. Hansen Holding A/S	1,812	201,143
Coloplast A/S, Class B	1,954	309,688
Danske Bank A/S(1)	8,395	113,552
Demant A/S(1)	1,696	53,188
DSV PANALPINA A/S	2,748	445,734
Genmab A/S(1)	924	335,325
GN Store Nord A/S	1,890	142,386
H Lundbeck A/S	717	23,615
Novo Nordisk A/S, Class B	25,174	1,744,170
Novozymes A/S, Class B	3,131	196,791
Orsted A/S(4)	2,934	404,246
Pandora A/S	1,436	103,590
Rockwool International A/S, Class B	184	70,600
SimCorp A/S	529	69,396
Tryg A/S	1,459	45,933
Vestas Wind Systems A/S	2,968	479,648
		$ 5,351,513
Finland — 1.2%
Elisa Oyj	1,966	$ 115,583
Huhtamaki Oyj	1,512	74,516
Kesko Oyj, Class B	6,076	156,548
Kojamo Oyj	2,405	51,654
Kone Oyj, Class B	4,885	428,920
Metso Outotec Oyj	8,763	61,065
Neles Oyj	2,779	37,582
Neste Oyj	13,229	696,635
Security	Shares	Value
Finland (continued)
Nokia Oyj(1)	78,951	$ 309,003
Nordea Bank Abp(1)	42,769	324,990
Orion Oyj, Class B	1,908	86,445
Sampo Oyj, Class A	7,160	283,556
Stora Enso Oyj, Class R	11,770	184,225
UPM-Kymmene Oyj	8,567	260,753
Wartsila Oyj Abp	6,101	47,912
		$ 3,119,387
France — 8.1%
Accor S.A.(1)	3,017	$ 84,446
Aeroports de Paris	530	52,579
Air Liquide S.A.	7,669	1,215,610
ALD S.A.(4)	1,320	12,189
Alstom S.A.(1)	2,834	141,567
Amundi S.A.(1)(4)	801	56,458
Arkema S.A.	928	98,390
Atos SE(1)	1,371	110,168
AXA S.A.	29,216	540,729
BioMerieux	575	90,005
BNP Paribas S.A.(1)	16,984	614,388
Bouygues S.A.	4,093	141,439
Bureau Veritas S.A.(1)	5,149	116,065
Capgemini SE	2,439	312,912
Carrefour S.A.	11,427	182,593
Cie de Saint-Gobain(1)	16,571	694,112
Cie Generale des Etablissements Michelin SCA	2,473	265,470
CNP Assurances(1)	1,978	24,807
Credit Agricole S.A.(1)	16,878	147,259
Danone S.A.	11,770	762,402
Dassault Systemes SE	2,043	381,187
Edenred	4,465	200,461
Eiffage S.A.(1)	1,418	115,730
Engie S.A.(1)	31,167	416,500
EssilorLuxottica S.A.(1)	4,819	656,041
Eurofins Scientific SE(1)	220	174,277
Faurecia SE(1)	942	40,604
Getlink SE(1)	6,854	92,846
Hermes International	559	481,440
Iliad S.A.	184	33,752
Ingenico Group S.A.(1)	875	135,566
Ipsen S.A.	654	68,365
JC Decaux S.A.(1)	1,272	21,991
Kering S.A.	1,165	772,794
Legrand S.A.	4,392	349,820
L'Oreal S.A.	3,782	1,230,772
LVMH Moet Hennessy Louis Vuitton SE	4,248	1,987,641

8
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
France (continued)
Natixis S.A.(1)	9,094	$ 20,437
Orange S.A.	29,626	308,571
Orpea (1)	758	86,122
Pernod-Ricard S.A.	3,581	570,940
Peugeot S.A.(1)	8,293	150,389
Publicis Groupe S.A.	4,267	137,525
Renault S.A.(1)	2,870	74,450
Rubis SCA	1,516	60,696
Safran S.A.(1)	5,100	501,774
Sanofi	18,560	1,859,931
Sartorius Stedim Biotech	418	144,278
Schneider Electric SE	8,683	1,079,287
SCOR SE(1)	2,134	59,415
SEB S.A.	366	59,538
Societe Generale S.A.(1)	12,951	171,910
Sodexo S.A.	1,311	93,453
Suez S.A.	6,286	116,147
Teleperformance	899	277,163
Thales S.A.	1,743	130,634
Ubisoft Entertainment S.A.(1)	1,468	132,308
Valeo S.A.	3,897	119,670
Veolia Environnement S.A.	9,046	195,177
Vinci S.A.	8,609	719,338
Vivendi S.A.	15,304	427,423
Worldline S.A.(1)(4)	2,239	183,336
		$ 20,503,287
Germany — 7.4%
1&1 Drillisch AG	812	$ 17,947
adidas AG(1)	3,141	1,014,361
Allianz SE	7,061	1,355,215
Aroundtown S.A.(1)	24,428	122,625
Bayerische Motoren Werke AG	6,337	459,921
Bechtle AG	407	82,354
Beiersdorf AG	1,588	180,297
Brenntag AG	2,820	179,301
Carl Zeiss Meditec AG	566	71,486
Commerzbank AG(1)	16,696	82,107
CompuGroup Medical SE & Co. KgaA	350	32,387
Continental AG	1,882	203,949
Covestro AG(4)	2,984	147,977
CTS Eventim AG & Co. KGaA(1)	1,121	54,181
Daimler AG	15,164	818,023
Delivery Hero SE(1)(4)	2,469	283,291
Deutsche Boerse AG	2,979	522,279
Deutsche Lufthansa AG(1)	3,714	32,170
Deutsche Post AG	16,996	771,203
Security	Shares	Value
Germany (continued)
Deutsche Telekom AG	54,687	$ 910,540
Deutsche Wohnen SE	6,384	319,068
DWS Group GmbH & Co. KGaA(1)(4)	746	25,708
Evonik Industries AG	2,916	75,434
Fielmann AG(1)	364	29,193
Fraport AG Frankfurt Airport Services Worldwide(1)	533	20,985
Fresenius Medical Care AG & Co. KGaA	3,511	296,808
Fresenius SE & Co. KGaA	7,339	333,736
GEA Group AG	2,560	89,698
Hannover Rueck SE	914	141,497
HeidelbergCement AG	6,651	406,415
Hella GmbH & Co. KGaA(1)	937	47,211
HelloFresh SE(1)	2,358	131,043
Henkel AG & Co. KGaA	1,813	169,566
HOCHTIEF AG	296	22,978
Infineon Technologies AG	22,159	624,569
KION Group AG	1,182	100,930
Knorr-Bremse AG	824	97,035
Lanxess AG	1,367	78,214
LEG Immobilien AG	1,431	203,973
Merck KGaA	2,347	342,175
MTU Aero Engines AG	897	148,696
Muenchener Rueckversicherungs-Gesellschaft AG	2,290	582,157
Nemetschek SE	841	61,470
OSRAM Licht AG(1)	481	28,676
Puma SE(1)	1,537	138,169
Rational AG	64	50,034
RTL Group S.A.(1)	506	19,916
SAP SE	17,142	2,669,320
Schaeffler AG, PFC Shares	2,570	15,832
Scout24 AG(4)	1,841	160,585
Siemens AG	13,654	1,724,350
Siemens Energy AG(1)	6,477	174,661
Siemens Healthineers AG(4)	2,615	117,383
Symrise AG	2,272	313,814
Talanx AG	777	25,088
TeamViewer AG(1)(4)	1,864	91,932
Telefonica Deutschland Holding AG(4)	12,615	32,241
ThyssenKrupp AG(1)	15,819	79,597
Uniper SE	3,882	125,307
United Internet AG	1,341	51,284
Volkswagen AG	505	88,266
Vonovia SE	10,570	724,604
Zalando SE(1)(4)	2,619	244,693
		$ 18,565,925

9
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Hong Kong — 2.3%
AIA Group, Ltd.	202,783	$ 2,015,682
Bank of East Asia, Ltd. (The)	30,000	55,382
BOC Hong Kong Holdings, Ltd.	70,850	187,822
Chow Tai Fook Jewellery Group, Ltd.	62,600	81,879
Dairy Farm International Holdings, Ltd.	7,400	27,969
Hang Lung Properties, Ltd.	38,000	96,845
Hang Seng Bank, Ltd.	13,679	202,651
Henderson Land Development Co., Ltd.	26,355	97,859
HKT Trust & HKT, Ltd.	65,000	86,275
Hong Kong Exchanges & Clearing, Ltd.	23,199	1,092,057
Hongkong Land Holdings, Ltd.	27,500	102,455
MTR Corp., Ltd.	28,876	143,309
New World Development Co., Ltd.	30,250	147,672
Sino Land Co., Ltd.	66,000	77,267
Sun Hung Kai Properties, Ltd.	32,801	422,691
Swire Pacific, Ltd., Class A	16,893	81,787
Swire Properties, Ltd.	19,800	52,462
Techtronic Industries Co., Ltd.	27,493	365,539
WH Group, Ltd.(4)	201,502	164,367
Wharf Holdings, Ltd. (The)	35,779	71,757
Wharf Real Estate Investment Co., Ltd.	42,000	172,160
		$ 5,745,887
Ireland — 1.1%
CRH PLC	21,538	$ 780,996
DCC PLC	4,429	342,861
ICON PLC(1)	726	138,731
James Hardie Industries PLC CDI	19,045	456,543
Kerry Group PLC, Class A	2,652	339,683
Kingspan Group PLC(1)	6,679	607,831
Smurfit Kappa Group PLC	3,244	127,288
		$ 2,793,933
Israel — 0.4%
Azrieli Group, Ltd.	1,632	$ 72,861
Bank Hapoalim BM	21,827	116,621
Bank Leumi Le-Israel B.M.	22,371	98,485
Check Point Software Technologies, Ltd.(1)	2,033	244,651
Nice, Ltd.(1)	1,091	247,357
Wix.com, Ltd.(1)	853	217,387
		$ 997,362
Italy — 1.8%
A2A SpA	25,373	$ 36,855
Amplifon SpA(1)	2,350	84,037
Assicurazioni Generali SpA	18,242	257,110
Banca Mediolanum SpA	4,177	30,075
Security	Shares	Value
Italy (continued)
DiaSorin SpA	446	$ 89,732
Enel SpA	152,403	1,322,234
Ferrari NV	2,074	380,618
FinecoBank Banca Fineco SpA(1)	10,534	145,092
Hera SpA	12,233	45,107
Infrastrutture Wireless Italiane SpA(4)	4,598	50,726
Intesa Sanpaolo SpA(1)	282,595	531,679
Italgas SpA	7,704	48,588
Mediobanca Banca di Credito Finanziario SpA	9,559	74,904
Moncler SpA(1)	3,318	135,778
Pirelli & C SpA(1)(4)	6,163	26,407
Poste Italiane SpA(4)	7,609	67,429
PRADA SpA(1)	7,700	30,296
Prysmian SpA	4,572	132,715
Recordati Industria Chimica e Farmaceutica SpA	1,946	99,684
Snam SpA	82,124	422,345
Telecom Italia SpA	194,428	77,927
Terna Rete Elettrica Nazionale SpA	28,436	198,961
UniCredit SpA(1)	33,823	279,453
UnipolSai Assicurazioni SpA	13,800	35,985
		$ 4,603,737
Japan — 19.4%
ABC-Mart, Inc.	500	$ 26,033
Acom Co., Ltd.	6,200	26,969
Advantest Corp.	3,500	170,242
AEON Co., Ltd.	14,779	397,568
AGC, Inc.	7,655	224,976
Aisin Seiki Co., Ltd.	2,800	89,583
Ajinomoto Co., Inc.	8,808	180,520
Alfresa Holdings Corp.	3,300	72,279
ANA Holdings, Inc.(1)	2,156	49,869
Asahi Group Holdings, Ltd.	7,600	264,880
Asahi Intecc Co., Ltd.	3,700	116,286
Astellas Pharma, Inc.	31,871	475,088
Bandai Namco Holdings, Inc.	3,175	232,632
Bridgestone Corp.	9,500	300,287
Brother Industries, Ltd.	3,300	52,494
Canon, Inc.(2)	16,568	274,806
Capcom Co., Ltd.	1,200	66,970
Central Japan Railway Co.	3,667	525,626
Chugai Pharmaceutical Co., Ltd.	11,356	509,606
Cosmos Pharmaceutical Corp.(2)	400	69,708
CyberAgent, Inc.	1,900	117,328
Dai Nippon Printing Co., Ltd.	5,929	120,179
Daifuku Co., Ltd.	1,600	161,500
Dai-ichi Life Holdings, Inc.	17,294	244,024

10
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Japan (continued)
Daiichi Sankyo Co., Ltd.	49,039	$ 1,505,387
Daikin Industries, Ltd.	4,100	757,574
Daiwa House Industry Co., Ltd.	9,492	243,444
Daiwa Securities Group, Inc.	22,900	96,315
Denso Corp.	7,047	308,882
Dentsu Group, Inc.	3,900	115,114
Disco Corp.	500	122,252
East Japan Railway Co.	4,826	296,793
Eisai Co., Ltd.	4,225	385,879
FANUC Corp.	3,451	662,300
Fast Retailing Co., Ltd.	942	591,973
Fujitsu, Ltd.	3,048	416,410
GMO Payment Gateway, Inc.	600	64,274
Hakuhodo DY Holdings, Inc.	5,000	64,657
Hamamatsu Photonics K.K.	2,621	132,456
Hankyu Hanshin Holdings, Inc.	3,600	115,737
Harmonic Drive Systems, Inc.(2)	700	45,140
Hikari Tsushin, Inc.	300	71,577
Hitachi Construction Machinery Co., Ltd.	1,600	57,980
Hitachi Metals, Ltd.	9,300	143,407
Honda Motor Co., Ltd.	31,700	752,788
Hoshizaki Corp.	852	67,986
HOYA Corp.	6,687	755,072
Hulic Co., Ltd.	10,500	98,523
Isuzu Motors, Ltd.	8,600	75,214
Ito En, Ltd.	1,100	78,450
Itochu Techno-Solutions Corp.	1,600	60,697
Japan Exchange Group, Inc.	8,300	232,635
Kakaku.com, Inc.	1,900	50,091
Kansai Paint Co., Ltd.	3,000	74,565
Kao Corp.	7,963	597,788
KDDI Corp.	27,618	694,636
Keihan Holdings Co., Ltd.	1,500	62,282
Keio Corp.	2,223	137,617
Keisei Electric Railway Co., Ltd.	2,000	56,488
Keyence Corp.	3,400	1,589,429
Kikkoman Corp.	2,909	161,373
Kintetsu Group Holdings Co., Ltd.	2,705	115,439
Kobayashi Pharmaceutical Co., Ltd.	800	77,301
Komatsu, Ltd.	15,846	348,026
Kose Corp.	631	77,258
Kubota Corp.	16,994	304,485
Kyowa Kirin Co., Ltd.	4,706	133,918
Lion Corp.	4,800	98,540
M3, Inc.	6,800	420,622
Makita Corp.	4,292	205,412
McDonald's Holdings Co. (Japan), Ltd.	1,200	58,366
Security	Shares	Value
Japan (continued)
Medipal Holdings Corp.	3,000	$ 60,157
MEIJI Holdings Co., Ltd.	2,271	173,472
Mercari, Inc.(1)	1,300	60,077
MINEBEA MITSUMI, Inc.(2)	5,600	106,670
MISUMI Group, Inc.	4,500	126,166
Mitsubishi Chemical Holdings Corp.	23,860	137,729
Mitsubishi Electric Corp.	31,707	430,239
Mitsubishi Estate Co., Ltd.	27,408	415,166
Mitsubishi Heavy Industries, Ltd.	4,900	108,490
Mitsubishi UFJ Financial Group, Inc.	188,257	751,310
Mitsui Fudosan Co., Ltd.	15,500	269,726
Miura Co., Ltd.	1,400	68,669
Mizuho Financial Group, Inc.	39,617	494,490
MS&AD Insurance Group Holdings, Inc.	7,500	202,074
Murata Manufacturing Co., Ltd.	11,653	757,761
Nagoya Railroad Co., Ltd.	2,700	74,019
NGK Insulators, Ltd.	3,800	54,258
Nidec Corp.	7,080	663,947
Nintendo Co., Ltd.	1,829	1,036,478
Nippon Express Co., Ltd.	1,394	81,344
Nippon Paint Holdings Co., Ltd.	3,709	381,828
Nippon Shinyaku Co., Ltd.	800	65,867
Nippon Telegraph & Telephone Corp.	21,840	445,900
Nissan Chemical Corp.	2,500	133,275
Nissan Motor Co., Ltd.(1)	35,285	124,789
Nisshin Seifun Group, Inc.	3,486	55,327
Nissin Foods Holdings Co., Ltd.	1,099	103,249
Nitori Holdings Co., Ltd.	1,268	263,049
Nitto Denko Corp.	2,886	188,019
Nomura Holdings, Inc.	47,500	217,072
Nomura Research Institute, Ltd.	5,600	164,889
NTT Data Corp.	11,135	142,498
NTT DoCoMo, Inc.	17,897	657,645
Obayashi Corp.	13,000	118,681
Obic Co., Ltd.	1,000	175,863
Odakyu Electric Railway Co., Ltd.	5,546	139,415
Oji Holdings Corp.	17,254	79,283
Omron Corp.	3,082	240,970
Ono Pharmaceutical Co., Ltd.	6,322	198,851
Oracle Corp. Japan	626	67,593
Oriental Land Co., Ltd.(2)	4,797	672,756
ORIX Corp.	19,967	249,393
Osaka Gas Co., Ltd.	6,300	122,655
Otsuka Corp.	1,688	86,259
Otsuka Holdings Co., Ltd.	7,020	297,404
Pan Pacific International Holdings Corp.	6,468	150,629
Panasonic Corp.	34,700	295,577

11
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Japan (continued)
PeptiDream, Inc.(1)	1,600	$ 75,086
Pigeon Corp.	1,900	84,894
Rakuten, Inc.	14,949	161,195
Recruit Holdings Co., Ltd.	26,179	1,039,708
Renesas Electronics Corp.(1)	11,300	82,938
Resona Holdings, Inc.	30,633	104,361
Ricoh Co., Ltd.(2)	10,384	70,094
Rohm Co., Ltd.	1,476	114,110
Santen Pharmaceutical Co., Ltd.	6,400	130,854
SBI Holdings, Inc.	3,300	85,509
SCSK Corp.	700	39,164
Sekisui Chemical Co., Ltd.	6,872	109,920
Sekisui House, Ltd.	11,470	203,257
SG Holdings Co., Ltd.	2,700	140,491
Sharp Corp.	2,799	34,817
Shimadzu Corp.	4,126	125,580
Shimano, Inc.	1,172	231,347
Shimizu Corp.	10,100	76,034
Shin-Etsu Chemical Co., Ltd.	6,237	816,138
Shionogi & Co., Ltd.	4,254	227,692
Shiseido Co., Ltd.	6,697	387,689
SMC Corp.	1,032	575,687
SoftBank Corp.(2)	30,300	338,582
SoftBank Group Corp.	28,790	1,781,368
Sohgo Security Services Co., Ltd.	1,600	76,218
Sompo Holdings, Inc.	6,237	215,321
Sony Corp.	21,300	1,632,475
Square Enix Holdings Co., Ltd.	1,200	79,418
Sumitomo Chemical Co., Ltd.	23,800	78,777
Sumitomo Dainippon Pharma Co., Ltd.	2,900	38,214
Sumitomo Electric Industries, Ltd.	11,673	131,407
Sumitomo Mitsui Financial Group, Inc.(2)	21,953	613,824
Sumitomo Mitsui Trust Holdings, Inc.	4,816	128,124
Suntory Beverage & Food, Ltd.	2,500	93,884
Sysmex Corp.	2,926	279,965
T&D Holdings, Inc.	9,319	91,870
Taisho Pharmaceutical Holdings Co., Ltd.	500	32,928
Taiyo Nippon Sanso Corp.	4,100	63,042
Takeda Pharmaceutical Co., Ltd.	27,252	974,066
TDK Corp.	2,214	241,753
Terumo Corp.	10,746	427,849
TIS, Inc.	3,300	70,092
Tobu Railway Co., Ltd.	3,017	93,231
Toho Co., Ltd.	2,100	86,580
Toho Gas Co., Ltd.	1,800	89,065
Tokyo Century Corp.	700	38,154
Tokyo Electron, Ltd.	2,526	659,929
Security	Shares	Value
Japan (continued)
Tokyo Gas Co., Ltd.	6,600	$ 150,615
Tokyu Corp.	10,132	131,497
Toppan Printing Co., Ltd.	6,400	90,463
Toray Industries, Inc.	26,150	119,636
TOTO, Ltd.	2,064	95,108
Toyo Suisan Kaisha, Ltd.	1,500	79,209
Toyota Industries Corp.	2,275	144,057
Toyota Motor Corp.	42,983	2,852,782
Trend Micro, Inc.	2,393	145,826
Tsuruha Holdings, Inc.	600	85,060
Unicharm Corp.	7,602	339,986
Welcia Holdings Co., Ltd.	1,600	70,328
West Japan Railway Co.	2,510	124,015
Yakult Honsha Co., Ltd.	3,286	182,456
Yamada Denki Co., Ltd.	10,500	52,363
Yamaha Corp.	2,544	122,012
Yamaha Motor Co., Ltd.	4,725	68,657
Yaskawa Electric Corp.	4,900	191,703
Z Holdings Corp.	45,800	305,918
ZOZO, Inc.	3,400	94,876
		$ 48,982,251
Netherlands — 3.9%
ABN AMRO Group NV(1)(4)	5,628	$ 47,047
Adyen NV(1)(4)	412	759,927
Aegon NV	27,952	72,348
AerCap Holdings NV(1)	1,593	40,128
Akzo Nobel NV	3,392	342,831
Argenx SE(1)	792	209,220
ASM International NV	708	101,487
ASML Holding NV	6,902	2,549,411
Euronext NV(4)	1,013	126,895
GrandVision NV(1)(4)	755	21,075
IMCD NV	842	100,143
ING Groep NV(1)	65,335	466,287
Just Eat Takeaway.com NV(1)(4)	2,551	285,576
Koninklijke Ahold Delhaize NV	21,743	642,678
Koninklijke DSM NV	2,944	484,675
Koninklijke KPN NV	63,181	148,243
Koninklijke Philips NV(1)	15,918	751,634
Koninklijke Vopak NV	2,822	158,832
NN Group NV	4,845	181,609
NXP Semiconductors NV	4,709	587,730
Prosus NV(1)	7,364	679,716
QIAGEN NV(1)	3,780	197,543
Randstad NV(1)	2,244	117,014
STMicroelectronics NV(3)	6,411	196,625

12
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Netherlands (continued)
STMicroelectronics NV(3)	3,487	$ 107,035
Wolters Kluwer NV	5,262	448,861
		$ 9,824,570
New Zealand — 0.3%
a2 Milk Co., Ltd. (The)(1)	12,166	$ 123,819
Auckland International Airport, Ltd.(1)	20,591	99,947
Fisher & Paykel Healthcare Corp., Ltd.	8,141	179,676
Meridian Energy, Ltd.	20,289	66,728
Spark New Zealand, Ltd.	22,022	68,715
Xero, Ltd.(1)	1,791	130,645
		$ 669,530
Norway — 0.6%
Adevinta ASA(1)	3,866	$ 66,457
DNB ASA(1)	15,918	221,748
Gjensidige Forsikring ASA	2,630	53,375
Mowi ASA(2)	8,692	154,647
Norsk Hydro ASA(1)	58,891	162,552
Orkla ASA	15,504	156,474
Salmar ASA(1)	1,128	63,928
Schibsted ASA, Class A(1)	3,123	138,553
Telenor ASA	10,979	184,324
Tomra Systems ASA(1)	1,950	84,474
Yara International ASA	3,383	130,177
		$ 1,416,709
Portugal — 0.2%
EDP - Energias de Portugal S.A.	53,942	$ 265,229
EDP Renovaveis S.A.	2,456	40,771
Jeronimo Martins SGPS S.A.	5,301	85,242
		$ 391,242
Singapore — 0.7%
CapitaLand, Ltd.	44,541	$ 89,054
City Developments, Ltd.	10,430	58,715
DBS Group Holdings, Ltd.	31,529	463,518
Flex, Ltd.(1)	9,762	108,749
Jardine Cycle & Carriage, Ltd.	1,700	22,565
Oversea-Chinese Banking Corp., Ltd.	56,871	353,666
Singapore Airlines, Ltd.	20,756	53,116
Singapore Exchange, Ltd.	12,400	83,634
Singapore Technologies Engineering, Ltd.	37,200	94,797
Singapore Telecommunications, Ltd.	141,012	220,694
United Overseas Bank, Ltd.	22,259	313,567
		$ 1,862,075
Security	Shares	Value
South Korea — 3.5%
AMOREPACIFIC Corp.	490	$ 68,311
Celltrion, Inc.(1)	1,798	395,495
Hana Financial Group, Inc.	4,330	104,020
Hyundai Mobis Co., Ltd.	1,033	202,658
Hyundai Motor Co.	2,507	381,866
Kakao Corp.	953	296,339
KB Financial Group, Inc.	6,231	200,638
KT Corp.	3,517	68,816
LG Chem, Ltd.	851	475,003
LG Corp.	1,590	100,955
LG Electronics, Inc.	1,758	137,709
LG Household & Health Care, Ltd.	141	174,002
Lotte Chemical Corp.	296	49,623
NAVER Corp.	2,367	601,505
NCSoft Corp.	285	196,403
Netmarble Corp.(1)(4)	346	48,951
Samsung C&T Corp.	1,373	123,218
Samsung Electro-Mechanics Co., Ltd.	1,002	118,746
Samsung Electronics Co., Ltd.	83,049	4,122,895
Samsung SDS Co., Ltd.	543	78,609
Shinhan Financial Group Co., Ltd.	6,441	151,110
SK Hynix, Inc.	9,165	656,972
SK Telecom Co., Ltd.	559	113,634
Woori Financial Group, Inc.	7,839	57,319
		$ 8,924,797
Spain — 2.0%
Acciona S.A.(2)	304	$ 32,992
Aena SME S.A.(1)(4)	1,419	197,565
Amadeus IT Group S.A.	6,667	370,258
Banco Bilbao Vizcaya Argentaria S.A.	97,546	270,781
Banco Santander S.A.(1)	255,088	475,803
CaixaBank S.A.	52,448	111,341
Cellnex Telecom S.A.(4)	5,749	348,979
Enagas S.A.	9,417	217,280
Ferrovial S.A.	8,660	210,355
Grifols S.A.	6,857	197,174
Iberdrola S.A.	112,706	1,387,251
Industria de Diseno Textil S.A.	17,067	472,148
International Consolidated Airlines Group S.A.(2)	16,783	20,497
Mapfre S.A.	10,241	16,067
Naturgy Energy Group S.A.	4,623	92,713
Red Electrica Corp. S.A.	7,406	138,902
Siemens Gamesa Renewable Energy S.A.	3,939	106,598
Telefonica S.A.	73,689	252,427
		$ 4,919,131

13
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Sweden — 3.1%
AAK AB(1)	2,778	$ 51,703
Alfa Laval AB(1)	5,194	114,655
Assa Abloy AB, Class B	17,265	403,658
Atlas Copco AB, Class A	16,512	787,272
Axfood AB	1,812	41,507
Boliden AB	11,478	340,560
Castellum AB	3,669	83,339
Electrolux AB, Series B	3,959	92,288
Epiroc AB, Class A	16,909	244,948
EQT AB	3,043	59,048
Essity AB, Class B(1)	10,204	344,500
Fastighets AB Balder, Class B(1)	1,617	81,924
Hennes & Mauritz AB, Class B	12,137	209,095
Hexagon AB, Class B(1)	4,571	345,261
Holmen AB, Class B	1,471	54,581
Husqvarna AB, Class B	8,124	89,333
ICA Gruppen AB(2)	1,637	83,162
Industrivarden AB, Class A(1)	4,577	123,765
Indutrade AB(1)	1,254	67,126
Investment AB Latour, Class B	1,704	40,034
Investor AB, Class B	9,177	599,439
Kinnevik AB, Class B(2)	4,024	163,328
L E Lundbergforetagen AB, Class B(1)	1,308	64,627
Lifco AB, Class B	662	51,204
Nibe Industrier AB, Class B(1)	6,669	171,400
Sagax AB, Class B	2,570	44,898
Sandvik AB(1)	17,848	349,023
Securitas AB, Class B(1)	6,870	105,021
Skandinaviska Enskilda Banken AB, Class A(1)	23,124	205,377
Skanska AB, Class B(1)	6,055	127,873
SKF AB, Class B	6,309	130,158
Spotify Technology S.A.(1)	1,972	478,348
Svenska Cellulosa AB SCA, Class B(1)	11,135	152,655
Svenska Handelsbanken AB, Class A(1)	24,287	203,204
Sweco AB, Class B	1,046	57,943
Swedbank AB, Class A(1)	15,978	250,145
Swedish Orphan Biovitrum AB(1)	2,867	69,167
Tele2 AB, Class B	11,227	158,289
Telia Co. AB(2)	38,591	157,881
Volvo AB, Class B(1)	27,791	533,861
		$ 7,731,600
Switzerland — 9.3%
ABB, Ltd.	30,510	$ 775,681
Adecco Group AG	3,069	161,937
Alcon, Inc.(1)	7,829	443,870
Baloise Holding AG	719	105,854
Security	Shares	Value
Switzerland (continued)
Banque Cantonale Vaudoise	405	$ 41,100
Barry Callebaut AG	54	120,278
Belimo Holding AG	8	60,400
BKW AG	296	31,522
Chocoladefabriken Lindt & Sprungli AG PC	22	185,701
Cie Financiere Richemont S.A.	8,073	542,044
Clariant AG	3,526	69,558
Coca-Cola HBC AG	3,473	85,758
Emmi AG	28	27,975
EMS-Chemie Holding AG	109	97,933
Flughafen Zuerich AG(1)	288	39,517
Garmin, Ltd.	2,235	212,012
Geberit AG	570	337,226
Givaudan S.A.	150	647,671
Helvetia Holding AG	557	47,459
Julius Baer Group, Ltd.	2,976	126,398
Kuehne & Nagel International AG	786	152,620
Logitech International S.A.	2,615	202,563
Lonza Group AG	1,210	746,734
Nestle S.A.	46,239	5,502,994
Novartis AG	36,913	3,204,946
Partners Group Holding AG	281	258,465
PSP Swiss Property AG	710	85,768
Roche Holding AG	11,816	4,047,459
Schindler Holding AG	291	78,977
Schindler Holding AG PC	695	189,721
SGS S.A.	112	300,142
SIG Combibloc Group AG(1)	3,695	73,882
Sika AG	3,579	878,829
Sonova Holding AG(1)	888	225,033
Straumann Holding AG	158	159,833
Swatch Group AG (The)	477	111,182
Swiss Life Holding AG	486	183,898
Swiss Prime Site AG	1,230	111,708
Swiss Re AG	4,051	300,499
Swisscom AG	408	216,141
TE Connectivity, Ltd.	5,255	513,624
Tecan Group AG	179	89,019
Temenos AG	904	121,502
UBS Group AG	53,615	599,035
VAT Group AG(4)	421	80,308
Vifor Pharma AG	759	103,243
Zurich Insurance Group AG	2,263	789,142
		$ 23,487,161
Taiwan — 3.9%
Advantech Co., Ltd.	8,499	$ 86,004

14
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
Taiwan (continued)
ASE Technology Holding Co., Ltd.	45,904	$ 94,511
Catcher Technology Co., Ltd.	11,000	69,503
Cathay Financial Holding Co., Ltd.	135,357	181,207
Chailease Holding Co., Ltd.	23,720	108,656
Chang Hwa Commercial Bank, Ltd.	86,153	51,854
China Steel Corp.	475,000	336,420
Chunghwa Telecom Co., Ltd.	61,055	225,642
CTBC Financial Holding Co., Ltd.	321,000	205,087
Delta Electronics, Inc.	29,319	192,521
E.Sun Financial Holding Co., Ltd.	184,725	164,513
Far Eastern New Century Corp.	46,000	40,412
Far EasTone Telecommunications Co., Ltd.	28,073	59,292
First Financial Holding Co., Ltd.	159,870	114,088
Fubon Financial Holding Co., Ltd.	109,000	158,607
Globalwafers Co., Ltd.	3,000	40,141
Hotai Motor Co., Ltd.	6,000	134,302
Hua Nan Financial Holdings Co., Ltd.	135,499	83,070
Largan Precision Co., Ltd.	2,000	234,219
MediaTek, Inc.	22,883	484,867
Mega Financial Holding Co., Ltd.	169,668	163,757
Nanya Technology Corp.	16,000	32,157
President Chain Store Corp.	8,828	80,353
Quanta Computer, Inc.	43,398	113,961
Shanghai Commercial & Savings Bank, Ltd. (The)	56,924	76,827
Taishin Financial Holding Co., Ltd.	188,913	84,051
Taiwan Cooperative Financial Holding Co., Ltd.	136,397	92,340
Taiwan High Speed Rail Corp.	24,000	26,325
Taiwan Mobile Co., Ltd.	26,748	89,400
Taiwan Semiconductor Manufacturing Co., Ltd.	367,240	5,524,783
Uni-President Enterprises Corp.	88,000	190,587
United Microelectronics Corp.	171,000	168,671
Yageo Corp.	6,000	73,676
Yuanta Financial Holding Co., Ltd.	197,600	122,341
		$ 9,904,145
United Kingdom — 12.1%
3i Group PLC	18,148	$ 233,044
Admiral Group PLC	3,352	113,047
Amcor PLC	34,853	385,126
Aon PLC, Class A	4,688	967,134
Ashtead Group PLC	9,408	338,795
Associated British Foods PLC	8,395	202,113
AstraZeneca PLC	21,770	2,378,686
Atlassian Corp. PLC, Class A(1)	2,551	463,746
Auto Trader Group PLC(4)	20,776	150,842
Avast PLC(4)	12,107	82,196
AVEVA Group PLC	1,083	66,798
Security	Shares	Value
United Kingdom (continued)
Aviva PLC	75,559	$ 279,548
B&M European Value Retail S.A.	16,191	103,221
BAE Systems PLC	67,365	418,371
Barratt Developments PLC	22,329	136,937
Berkeley Group Holdings PLC	2,697	147,021
boohoo Group PLC(1)	21,100	101,864
BT Group PLC	178,106	225,593
Bunzl PLC	6,817	220,096
Burberry Group PLC	7,893	158,209
Clarivate PLC(1)	6,765	209,647
Coca-Cola European Partners PLC	5,125	198,901
Compass Group PLC	43,051	646,702
ConvaTec Group PLC(4)	31,350	72,221
Croda International PLC	2,620	211,344
Diageo PLC	45,730	1,570,765
Direct Line Insurance Group PLC	27,105	94,534
DS Smith PLC(1)	25,609	97,291
Farfetch, Ltd., Class A(1)(2)	5,204	130,933
Ferguson PLC	4,620	464,913
GlaxoSmithKline PLC	92,929	1,742,185
Halma PLC	8,177	247,042
Hargreaves Lansdown PLC	5,982	120,331
Hikma Pharmaceuticals PLC	3,689	123,645
HomeServe PLC	5,219	83,164
Howden Joinery Group PLC	12,272	93,403
Informa PLC(1)	34,887	169,086
InterContinental Hotels Group PLC(1)	4,107	215,578
Intermediate Capital Group PLC	6,043	92,941
Intertek Group PLC	3,867	315,534
J Sainsbury PLC	39,038	96,117
JD Sports Fashion PLC	10,071	105,128
Johnson Matthey PLC	3,748	113,894
Kingfisher PLC	42,222	161,727
Legal & General Group PLC	118,425	288,893
Liberty Global PLC, Class A(1)	11,775	247,393
Linde PLC	9,338	2,223,658
Lloyds Banking Group PLC(1)	1,436,678	487,726
London Stock Exchange Group PLC	6,155	706,082
M&G PLC	51,901	106,679
Melrose Industries PLC(1)	92,496	137,158
Mondi PLC	9,754	206,244
National Grid PLC	81,999	941,852
Next PLC	2,638	202,248
NMC Health PLC(1)(2)(5)	1,955	0
Nomad Foods, Ltd.(1)	3,899	99,347
Ocado Group PLC(1)	14,582	515,754
Pearson PLC	17,617	124,968

15
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

Security	Shares	Value
United Kingdom (continued)
Pennon Group PLC	9,429	$ 125,448
Persimmon PLC	7,306	232,830
Phoenix Group Holdings PLC	10,392	92,416
Prudential PLC	51,924	745,022
RELX PLC	44,270	985,364
Rentokil Initial PLC(1)	43,924	303,596
Rightmove PLC(1)	19,069	154,161
RSA Insurance Group PLC	19,773	115,451
Sage Group PLC (The)	21,226	197,257
Schroders PLC	2,731	94,847
Severn Trent PLC	4,884	153,771
Smith & Nephew PLC	18,108	354,723
Smiths Group PLC	8,203	145,108
Spirax-Sarco Engineering PLC	1,741	247,921
SSE PLC	23,236	361,649
St. James's Place PLC	10,823	130,205
Standard Chartered PLC(1)	54,744	251,909
Standard Life Aberdeen PLC	41,657	121,313
Taylor Wimpey PLC(1)	74,729	104,493
Tesco PLC	232,972	639,113
Unilever PLC	43,836	2,702,627
United Utilities Group PLC	14,540	160,614
Vodafone Group PLC	551,931	731,545
Whitbread PLC(1)	5,425	148,226
WM Morrison Supermarkets PLC	54,744	120,159
WPP PLC	29,916	234,959
		$ 30,492,142
Total Common Stocks (identified cost $222,258,262)		$ 243,776,221

Short-Term Investments — 1.6%

Other — 1.2%
Description	Units	Value
Calvert Cash Reserves Fund, LLC, 0.13%(6)	3,089,421	$ 3,089,730
Total Other (identified cost $3,089,766)		$ 3,089,730

Securities Lending Collateral — 0.4%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 0.09%(7)	936,893	$ 936,893
Total Securities Lending Collateral (identified cost $936,893)		$ 936,893
Total Short-Term Investments (identified cost $4,026,659)		$ 4,026,623

Total Investments — 98.3% (identified cost $226,284,921)	$ 247,802,844
Other Assets, Less Liabilities — 1.7%	$ 4,303,780
Net Assets — 100.0%	$ 252,106,624

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
The country classifications used for financial reporting purposes may differ from the classifications determined by Calvert Research and Management (CRM).
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at September 30, 2020. The aggregate market value of securities on loan at September 30, 2020 was $2,619,694.
(3)	Securities are traded on separate exchanges for the same entity.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2020, the aggregate value of these securities is $4,433,944 or 1.8% of the Fund's net assets.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(6)	Affiliated investment company, available to Calvert portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2020.
(7)	Represents investment of cash collateral received in connection with securities lending.

16
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2020
Schedule of Investments — continued

At September 30, 2020, the concentration of the Fund’s investments in the various sectors, determined as a percentage of net assets, was as follows:
Economic Sectors	% of Net Assets
Financials	17.1%
Industrials	14.2
Information Technology	13.7
Health Care	12.9
Consumer Discretionary	10.9
Consumer Staples	9.9
Communication Services	6.3
Materials	6.1
Utilities	3.5
Real Estate	1.8
Energy	0.3
Total	96.7%

Abbreviations:
ADR	– American Depositary Receipt
CDI	– CHESS Depositary Interest
PC	– Participation Certificate
PFC Shares	– Preference Shares
17
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2020
Statement of Assets and Liabilities

September 30, 2020
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $223,195,155) - including $2,619,694 of securities on loan	$ 244,713,114
Investments in securities of affiliated issuers, at value (identified cost $3,089,766)	3,089,730
Cash denominated in foreign currency, at value (cost $496,164)	498,363
Receivable for investments sold	101,875
Receivable for capital shares sold	7,119,997
Dividends receivable	650,727
Dividends receivable - affiliated	102
Securities lending income receivable	2,071
Tax reclaims receivable	270,495
Receivable from affiliate	51,876
Directors' deferred compensation plan	53,098
Total assets	$256,551,448
Liabilities
Payable for investments purchased	$ 3,107,982
Payable for capital shares redeemed	181,711
Deposits for securities loaned	936,893
Payable to affiliates:
Investment advisory fee	23,161
Administrative fee	23,161
Distribution and service fees	5,289
Sub-transfer agency fee	2,317
Directors' deferred compensation plan	53,098
Accrued expenses	111,212
Total liabilities	$ 4,444,824
Net Assets	$252,106,624
Sources of Net Assets
Paid-in capital	$ 235,928,657
Distributable earnings	16,177,967
Total	$252,106,624
Class A Shares
Net Assets	$ 25,497,018
Shares Outstanding	1,058,886
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 24.08
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$ 25.28
Class I Shares
Net Assets	$ 197,394,996
Shares Outstanding	8,080,089
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 24.43
18
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2020
Statement of Assets and Liabilities — continued

September 30, 2020
Class R6 Shares
Net Assets	$29,214,610
Shares Outstanding	1,195,932
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 24.43
On sales of $50,000 or more, the offering price of Class A shares is reduced.
19
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2020
Statement of Operations

Year Ended
September 30, 2020
Investment Income
Dividend income (net of foreign taxes withheld of $456,975)	$ 3,935,249
Dividend income - affiliated issuers	429
Non-cash dividend income	352,541
Interest income	3,540
Securities lending income, net	16,817
Total investment income	$ 4,308,576
Expenses
Investment advisory fee	$ 210,485
Administrative fee	210,485
Distribution and service fees:
Class A	105,452
Directors' fees and expenses	6,993
Custodian fees	66,910
Transfer agency fees and expenses	144,459
Accounting fees	56,427
Professional fees	34,314
Registration fees	75,516
Reports to shareholders	17,012
Miscellaneous	42,230
Total expenses	$ 970,283
Waiver and/or reimbursement of expenses by affiliate	$ (357,565)
Reimbursement of expenses - other	(2,149)
Net expenses	$ 610,569
Net investment income	$ 3,698,007
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (1,697,543)
Investment securities - affiliated issuers	133
Foreign currency transactions	(24,786)
Net realized loss	$ (1,722,196)
Change in unrealized appreciation (depreciation):
Investment securities	$ 14,879,973
Investment securities - affiliated issuers	(36)
Foreign currency	15,876
Net change in unrealized appreciation (depreciation)	$14,895,813
Net realized and unrealized gain	$13,173,617
Net increase in net assets from operations	$16,871,624
20
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2020
Statements of Changes in Net Assets

	Year Ended September 30,
	2020	2019
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 3,698,007	$ 3,029,086
Net realized loss	(1,722,196)	(5,546,347)
Net change in unrealized appreciation (depreciation)	14,895,813	2,812,928
Net increase in net assets from operations	$ 16,871,624	$ 295,667
Distributions to shareholders:
Class A	$ (862,937)	$ (485,837)
Class I	(1,333,282)	(1,756,165)
Class R6	(297,907)	—
Total distributions to shareholders	$ (2,494,126)	$ (2,242,002)
Capital share transactions:
Class A	$ (10,359,112)	$ 9,896,812
Class I	118,113,268	(18,412,010)
Class R6	10,908,920	16,859,470 (1)
Net increase in net assets from capital share transactions	$118,663,076	$ 8,344,272
Net increase in net assets	$133,040,574	$ 6,397,937
Net Assets
At beginning of year	$ 119,066,050	$ 112,668,113
At end of year	$252,106,624	$119,066,050

(1)	For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
21
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2020
Financial Highlights

	Class A
	Year Ended September 30,				Period Ended September 30,
	2020	2019	2018	2017	2016 (1)
Net asset value — Beginning of period	$ 22.81	$ 23.18	$ 23.11	$ 20.03	$ 20.00
Income (Loss) From Operations
Net investment income(2)	$ 0.40	$ 0.56	$ 0.62	$ 0.41	$ 0.43
Net realized and unrealized gain (loss)	1.26	(0.51)	(0.23)	3.10	(0.38)
Total income from operations	$ 1.66	$ 0.05	$ 0.39	$ 3.51	$ 0.05
Less Distributions
From net investment income	$ (0.39)	$ (0.42)	$ (0.32)	$ (0.43)	$ (0.02)
Total distributions	$ (0.39)	$ (0.42)	$ (0.32)	$ (0.43)	$ (0.02)
Net asset value — End of period	$ 24.08	$ 22.81	$ 23.18	$23.11	$20.03
Total Return(3)	7.31%	0.34%	1.67%	17.98%	0.25% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,497	$34,344	$24,415	$ 5,968	$ 3,714
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.74%	0.89%	1.03%	3.00%	5.53% (6)
Net expenses	0.54%	0.57%	0.62%	0.62%	0.62% (6)
Net investment income	1.77%	2.56%	2.66%	1.96%	2.47% (6)
Portfolio Turnover	18%	51%	24%	26%	35% (4)

(1)	From October 30, 2015 inception.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
22
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2020
Financial Highlights — continued

	Class I
	Year Ended September 30,				Period Ended September 30,
	2020	2019	2018	2017	2016 (1)
Net asset value — Beginning of period	$ 23.12	$ 23.47	$ 23.32	$ 20.08	$ 20.00
Income (Loss) From Operations
Net investment income(2)	$ 0.51	$ 0.60	$ 0.64	$ 0.63	$ 0.51
Net realized and unrealized gain (loss)	1.22	(0.50)	(0.17)	3.00	(0.40)
Total income from operations	$ 1.73	$ 0.10	$ 0.47	$ 3.63	$ 0.11
Less Distributions
From net investment income	$ (0.42)	$ (0.45)	$ (0.32)	$ (0.39)	$ (0.03)
Total distributions	$ (0.42)	$ (0.45)	$ (0.32)	$ (0.39)	$ (0.03)
Net asset value — End of period	$ 24.43	$ 23.12	$ 23.47	$ 23.32	$20.08
Total Return(3)	7.55%	0.60%	2.04%	18.42%	0.56% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$197,395	$67,854	$88,253	$30,815	$ 2,571
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.49%	0.64%	0.79%	1.43%	4.81% (6)
Net expenses	0.29%	0.29%	0.27%	0.27%	0.27% (6)
Net investment income	2.22%	2.73%	2.71%	2.85%	2.90% (6)
Portfolio Turnover	18%	51%	24%	26%	35% (4)

(1)	From October 30, 2015 inception.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
23
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2020
Financial Highlights — continued

	Class R6
	Year Ended September 30,	Period Ended September 30,
	2020	2019 (1)
Net asset value — Beginning of period	$ 23.12	$ 21.50
Income (Loss) From Operations
Net investment income(2)	$ 0.49	$ 0.51
Net realized and unrealized gain	1.25	1.11
Total income from operations	$ 1.74	$ 1.62
Less Distributions
From net investment income	$ (0.43)	$ —
Total distributions	$ (0.43)	$ —
Net asset value — End of period	$ 24.43	$ 23.12
Total Return(3)	7.59%	7.54% (4)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,215	$16,867
Ratios (as a percentage of average daily net assets):(5)
Total expenses	0.46%	0.56% (6)
Net expenses	0.26%	0.26% (6)
Net investment income	2.13%	3.40% (6)
Portfolio Turnover	18%	51% (7)

(1)	For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2)	Computed using average shares outstanding.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4)	Not annualized.
(5)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(6)	Annualized.
(7)	For the year ended September 30, 2019.
24
See Notes to Financial Statements.

Calvert
International Responsible Index Fund
September 30, 2020
Notes to Financial Statements

1  Significant Accounting Policies
Calvert International Responsible Index Fund (the Fund) is a diversified series of Calvert Responsible Index Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to track the performance of the Calvert International Responsible Index, which measures the investment return of stocks issued by companies that are located in countries (other than the U.S.) with developed markets.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Affiliated Fund. The Fund may invest in Calvert Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Calvert Research and Management (CRM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day and are categorized as Level 2 in the hierarchy. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund's adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public
25

Calvert
International Responsible Index Fund
September 30, 2020
Notes to Financial Statements — continued

trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of September 30, 2020, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3(1)	Total
Common Stocks
Australia	$ —	$ 11,714,999	$ —	$ 11,714,999
Austria	—	244,743	—	244,743
Belgium	8,810	1,846,096	—	1,854,906
Canada	19,294,208	—	—	19,294,208
China	—	380,981	—	380,981
Denmark	132,407	5,219,106	—	5,351,513
Finland	—	3,119,387	—	3,119,387
France	—	20,503,287	—	20,503,287
Germany	174,661	18,391,264	—	18,565,925
Hong Kong	—	5,745,887	—	5,745,887
Ireland	138,731	2,655,202	—	2,793,933
Israel	462,038	535,324	—	997,362
Italy	—	4,603,737	—	4,603,737
Japan	—	48,982,251	—	48,982,251
Netherlands	825,401	8,999,169	—	9,824,570
New Zealand	—	669,530	—	669,530
Norway	—	1,416,709	—	1,416,709
Portugal	—	391,242	—	391,242
Singapore	108,749	1,753,326	—	1,862,075
South Korea	—	8,924,797	—	8,924,797
Spain	—	4,919,131	—	4,919,131
Sweden	478,348	7,253,252	—	7,731,600
Switzerland	725,636	22,761,525	—	23,487,161
Taiwan	—	9,904,145	—	9,904,145
United Kingdom	4,925,885	25,566,257	0	30,492,142
Total Common Stocks	$27,274,874	$216,501,347 (2)	$ 0	$243,776,221
Short-Term Investments:
Other	$ —	$ 3,089,730	$ —	$ 3,089,730
Securities Lending Collateral	936,893	—	—	936,893
Total Investments	$28,211,767	$219,591,077	$ 0	$247,802,844

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2)	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2020 is not presented.
26

Calvert
International Responsible Index Fund
September 30, 2020
Notes to Financial Statements — continued

B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. Distributions from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by CRM, a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. EVM is a wholly-owned subsidiary of Eaton Vance Corp. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.12% of the Fund’s average daily net assets. For the year ended September 30, 2020, the investment advisory fee amounted to $210,485. The Fund may invest its cash in Cash Reserves Fund. CRM does not currently receive a fee for advisory services provided to Cash Reserves Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.54%, 0.29% and 0.26% for Class A, Class I and Class R6, respectively, of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2021. For the year ended September 30, 2020, CRM waived or reimbursed expenses of $357,565.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class R6 and is payable monthly. For the year ended September 30, 2020, CRM was paid administrative fees of $210,485.
27

Calvert
International Responsible Index Fund
September 30, 2020
Notes to Financial Statements — continued

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2020 amounted to $105,452 for Class A shares.
The Fund was informed that EVD received $5,019 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2020.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2020, sub-transfer agency fees and expenses incurred to EVM amounted to $12,733 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $154,000, plus an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee. The Board chair receives an additional $20,000 annual fee and Committee chairs receive an additional $6,000 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an Advisory Council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The Advisory Council consists of CRM’s Chief Executive Officer and three (four prior to December 31, 2019) additional members. Each member (other than CRM’s Chief Executive Officer) received annual compensation of $75,000, which was being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ending December 31, 2020, each member (other than CRM’s Chief Executive Officer) is expected to be compensated $20,000 for their service on the Advisory Council. Such compensation, and any other compensation and/or expenses incurred by the Advisory Council as may be approved by the Board, shall be borne by the Calvert funds. For the year ended September 30, 2020, the Fund’s allocated portion of the Advisory Council compensation and fees was $2,411 and the reimbursement was $2,149, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
3  Investment Activity
During the year ended September 30, 2020, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $144,609,453 and $31,414,780, respectively.
4  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended September 30, 2020 and September 30, 2019 was as follows:
	Year Ended September 30,
	2020	2019
Ordinary income	$2,494,126	$2,242,002
During the year ended September 30, 2020, distributable earnings was decreased by $505,273 and paid-in capital was increased by $505,273 due to the Fund's use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.
These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 2,958,056
Deferred capital losses	$ (3,390,825)
Net unrealized appreciation	$16,610,736
At September 30, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $3,390,825 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.
28

Calvert
International Responsible Index Fund
September 30, 2020
Notes to Financial Statements — continued

The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2020, $2,365,223 are short-term and $1,025,602 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2020, as determined on a federal income tax basis, were as follows:
Aggregate cost	$231,204,949
Gross unrealized appreciation	$ 30,580,548
Gross unrealized depreciation	(13,982,653)
Net unrealized appreciation	$ 16,597,895
5  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2020, the total value of securities on loan was $2,619,694 and the total value of collateral received was $2,739,378, comprised of cash of $936,893 and U.S. government and/or agencies securities of $1,802,485.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2020.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$936,893	$ —	$ —	$ —	$936,893
The carrying amount of the liability for deposits for securities loaned at September 30, 2020 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2020.
6  Line of Credit
Effective October 29, 2019, the Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit with a group of banks, which is in effect through October 27, 2020. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
29

Calvert
International Responsible Index Fund
September 30, 2020
Notes to Financial Statements — continued

Prior to October 29, 2019, the Fund participated with other funds managed by CRM in a $100 million committed unsecured line of credit agreement with SSBT, which was terminated by the Calvert funds. Borrowings bore interest at the higher of the one-month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds rate, plus 1.00% per annum. A commitment fee of 0.20% per annum was incurred on the unused portion of the committed facility, which was allocated to all participating funds.
The Fund had no borrowings outstanding pursuant to its line of credit at September 30, 2020. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2020. Effective October 27, 2020, the Fund renewed its line of credit agreement, which expires October 26, 2021, at substantially the same terms.
7  Affiliated Funds
At September 30, 2020, the value of the Fund’s investment in affiliated funds was $3,089,730, which represents 1.2% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended September 30, 2020 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments
Calvert Cash Reserves Fund, LLC	$ —	$26,834,037	$(23,744,404)	$133	$(36)	$3,089,730	$429	3,089,421
8  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 75,000,000 common shares, $0.01 par value, for each Class.
Transactions in capital shares for the years ended September 30, 2020 and September 30, 2019 were as follows:
	Year Ended September 30, 2020		Year Ended September 30, 2019(1)
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,666,725	$ 37,108,830	703,350	$ 15,299,942
Reinvestment of distributions	13,236	309,465	10,990	232,322
Shares redeemed	(2,126,600)	(47,777,407)	(261,852)	(5,635,452)
Net increase (decrease)	(446,639)	$ (10,359,112)	452,488	$ 9,896,812
Class I
Shares sold	6,668,939	$ 152,117,737	1,993,882	$ 43,601,493
Reinvestment of distributions	56,217	1,331,213	82,038	1,753,971
Shares redeemed	(1,580,120)	(35,335,682)	(2,901,221)	(63,767,474)
Net increase (decrease)	5,145,036	$118,113,268	(825,301)	$(18,412,010)
Class R6
Shares sold	532,864	$ 12,387,147	1,337,787	$ 30,718,857
Reinvestment of distributions	12,586	297,907	—	—
Shares redeemed	(79,153)	(1,776,134)	(608,152)	(13,859,387)
Net increase	466,297	$ 10,908,920	729,635	$ 16,859,470

(1)	For Class R6, for the period from the commencement of operations, February 1, 2019, to September 30, 2019.
30

Calvert
International Responsible Index Fund
September 30, 2020
Notes to Financial Statements — continued

9  Risks and Uncertainties
Risks Associated with Foreign Investments
Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund's performance, or the performance of the securities in which the Fund invests.
10  Subsequent Event
On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may result in the automatic termination of the Fund’s investment advisory agreement, and any related sub-advisory agreement(s), if applicable. Thus, the Fund’s Board will be asked to approve a new investment advisory agreement (and new sub-advisory agreement(s), if applicable). If approved by the Fund’s Board, the new investment advisory agreement (and new sub-advisory agreement(s), if applicable) is expected to be presented to Fund shareholders for approval, and, if approved, would take effect upon the closing of the transaction.
31

Calvert
International Responsible Index Fund
September 30, 2020
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Calvert Responsible Index Series, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert International Responsible Index Fund (the Fund), a series of Calvert Responsible Index Series, Inc., including the schedule of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian, brokers and agent banks. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2020
32

Calvert
International Responsible Index Fund
September 30, 2020
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2021 will show the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.
Qualified Dividend Income. For the fiscal year ended September 30, 2020, the Fund designates approximately $3,403,514, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Foreign Tax Credit. For the fiscal year ended September 30, 2020, the Fund paid foreign taxes of $345,554 and recognized foreign source income of $4,131,495.
33

Calvert
International Responsible Index Fund
September 30, 2020
Liquidity Risk Management Program

The Fund has implemented a written liquidity risk management program (Program) and related procedures to manage its liquidity in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (Liquidity Rule). The Liquidity Rule defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund’s Board of Trustees/Directors has designated the investment adviser to serve as the administrator of the Program and the related procedures. The administrator has established a Liquidity Risk Management Oversight Committee (Committee) to perform the functions necessary to administer the Program. As part of the Program, the administrator is responsible for identifying illiquid investments and categorizing the relative liquidity of the Fund’s investments in accordance with the Liquidity Rule. Under the Program, the administrator assesses, manages, and periodically reviews the Fund’s liquidity risk, and is responsible for making certain reports to the Fund’s Board of Trustees/Directors and the Securities and Exchange Commission (SEC) regarding the liquidity of the Fund’s investments, and to notify the Board of Trustees/Directors and the SEC of certain liquidity events specified in the Liquidity Rule. The liquidity of the Fund’s portfolio investments is determined based on a number of factors including, but not limited to, relevant market, trading and investment-specific considerations under the Program.
At a meeting of the Fund’s Board of Trustees/Directors, the Committee provided a written report to the Fund’s Board of Trustees/Directors pertaining to the operation, adequacy, and effectiveness of implementation of the Program, as well as the operation of the highly liquid investment minimum (if applicable) for the period December 1, 2018 through December 31, 2019 (Review Period). The Program operated effectively during the Review Period, supporting the administrator’s ability to assess, manage and monitor Fund liquidity risk, including during periods of market volatility and net redemptions. During the Review Period, the Fund met redemption requests on a timely basis.
There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
34

Calvert
International Responsible Index Fund
September 30, 2020
Management and Organization

Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.
Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
John H. Streur(1) 1960	Director & President	2015	President and Chief Executive Officer of Calvert Research and
Management (since December 31, 2016). President and Chief Executive
Officer of Calvert Investments, Inc. (January 2015 - December 2016);
Chief Executive Officer of Calvert Investment Distributors, Inc. (August
2015 - December 2016); Chief Compliance Officer of Calvert Investment
Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President,
Chief Executive Officer and Director, Managers Investment Group LLC
(through January 2012); President and Director, The Managers Funds
and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments,
Inc. (asset management) (through October 2014); Managers Investment
Group LLC (asset management) (through January 2012); The Managers
Funds (asset management) (through January 2012); Managers AMG Funds
			(asset management) (through January 2012); Calvert Impact Capital, Inc.
Independent Directors
Richard L. Baird, Jr. 1948	Director	2000	Regional Disaster Recovery Lead, American Red Cross of Greater
Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015).
Former President and CEO of Adagio Health Inc. (retired in 2014) in
Pittsburgh, PA.
			Other Directorships in the Last Five Years. None.
Alice Gresham Bullock 1950	Chair & Director	2016	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
			Other Directorships in the Last Five Years. None.
Cari M. Dominguez 1949	Director	2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National
			Association of Corporate Directors.
John G. Guffey, Jr.(2) 1948	Director	2000	President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc.
			(through December 31, 2018); Calvert Ventures, LLC.
Miles D. Harper, III 1962	Director	2005	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014.
Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr
Riggs & Ingram), (November 1999-September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset
			management).
Joy V. Jones 1950	Director	2000	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
35

Calvert
International Responsible Index Fund
September 30, 2020
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Independent Directors (continued)
Anthony A. Williams 1951	Director	2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq
Properties/Meruelo Maddux Properties, Inc. (real estate management);
Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s
Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic
University of America; Urban Institute (research organization).

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of
Eaton Vance and certain of its affiliates and officer of 156 registered
			investment companies advised or administered by Eaton Vance.
James F. Kirchner(3) 1967	Treasurer	2016	Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 156 registered investment companies
			advised or administered by Eaton Vance.
(1) Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Mr. Guffey is currently married to Rebecca L. Adamson, who served as a member of the Advisory Council through December 31, 2019.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
36

Calvert Funds
IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.
•	At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.
•	On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.
•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.
•	We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.calvert.com.
Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management's Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
37

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Investment Adviser and Administrator
Calvert Research and Management
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103-2499
Fund Offices
1825 Connecticut Avenue NW, Suite 400
Washington, DC 20009
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24195     9.30.20

Item 2.	Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Miles D. Harper III, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.

The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2019 and September 30, 2020 by KPMG for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by KPMG during such periods.

Fiscal Years Ended	9/30/19	%*	9/30/20	%*
Audit Fees	$109,859	0%	$113,105	0%
Audit-Related Fees(1)	$0	0%	$0	0%
Tax Fees(2)	$26,500	0%	$19,600	0%
All Other Fees(3)	$0	0%	$0	0%

Total	$136,359	0%	$132,705	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve).
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/19		Fiscal Year ended 9/30/20
$	%*	$	%*
$26,500	0%	$19,600	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT RESPONSIBLE INDEX SERIES, INC.

By:	/s/ John H. Streur
John H. Streur
President

Date:	November 20, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	November 20, 2020

By:	/s/ John H. Streur
John H. Streur
President

Date:	November 20, 2020